UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

PINNACLE WEST CAPITAL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

At Pinnacle West and our subsidiaries, we are committed to increased connections with our customers, our communities and our colleagues. The result is a Company dedicated to earning customers' trust and building on a solid foundation shareholders can count on.

We have identified the following five Long-Term Strategic Issues as priority areas of focus for our Company and employees during the next decade:

FOCUS ON CUSTOMER EXPERIENCE AND COMMUNITY STEWARDSHIP

SUPPORT AN EVOLVING WORKFORCE

ENSURE LONG-TERM FINANCIAL HEALTH

We must keep rates affordable while meeting investor growth expectations and reliability goals. Long-term financial health is essential to our ability to make the investments needed to deliver on our vision and achieve our Clean Energy Commitment.

DECARBONIZE AND MANAGE GENERATION RESOURCES AMIDST CHALLENGES

ACHIEVE A CONSTRUCTIVE REGULATORY ENVIRONMENT

Pinnacle West Capital Corporation

About Pinnacle West

WHO WE ARE

We are Pinnacle West Capital Corporation (“Pinnacle West,” “PNW” or the “Company”). We are an investor-owned electric utility holding company based in Phoenix, Arizona, with consolidated assets of about $23 billion. For more than 130 years, Pinnacle West, through our affiliates, has provided energy and energy-related products to people and businesses throughout Arizona. Our success enables us to reinvest in our home state’s growth and give back to our communities, enhancing Arizona’s continued economic and cultural vitality.

Pinnacle West derives essentially all of our revenues and earnings from our principal subsidiary, Arizona Public Service Company (“APS”). APS is a wholly owned, vertically integrated electric utility that provides either retail or wholesale electric service to most of the state of Arizona. APS is also the operator and co-owner of the Palo Verde Generating Station — a primary source of clean electricity for the Southwest and the largest nuclear power plant in the United States.

APS serves more than 1.3 million homes and businesses in 11 of Arizona’s 15 counties, and is a leader in delivering affordable, clean and reliable energy in the Southwest.

A Message from Our Chairman, President and CEO

“

In 2022 we continued to focus on our short- and long-term strategies, with particular emphasis on a recovery plan coming out of the last rate case. This included investing time and resources to improve the customer experience, rebuilding trust with our regulators through transparent and frequent communications, and creating value for shareholders by managing costs and deferring new equity issuances. I am proud of the progress made to date and look forward to new opportunities in the year ahead.”

Jeffrey B. Guldner

Chairman of the Board, President
and Chief Executive Officer

To our Shareholders:

On behalf of our Board of Directors, management and employees, I invite you to participate in our 2023 Annual Meeting of Shareholders. The meeting will be held at 1:30 p.m. (EDT), Wednesday, May 17, 2023. Details regarding how to attend the meeting and the business to be conducted are in the accompanying Notice of Annual Meeting and Proxy Statement.

Reflections on 2022

Our year began with an intentional review of the lessons we learned from the outcome of our 2019 rate case. One of the items that we focused on was the need to improve our customer experience. We believe our success in that area is reflected by the fact that APS moved firmly into the second quartile for residential customer satisfaction and into the first quartile among business customers compared to our large investor-owned utility peers, as reported by J.D. Power and Associates. Congratulations to our APS employees who made that happen. We also worked hard in 2022 to improve our relationship with the Arizona Corporation Commission (“ACC”). Our communications with the ACC have improved under the guidance of our Senior Vice President of Public Policy, Jose Esparza.

Last, we committed to creating long-term value for our shareholders. The 2019 rate case decision led to one of the largest financial challenges we have faced as a Company in recent history. Nonetheless, we committed to minimize shareholder impact by deferring equity issuances, managing costs and capital allocation and preserving and growing the dividend. My thanks to our investors who stood by us as we navigated the financial challenges we were presented with in 2022. For more information about our successes and challenges in 2022, please read my letter in the Annual Report.

The APS Promise and the 10-Year Strategic Plan

The APS Promise sets forth our purpose, our vision and our mission:

•

Purpose: As Arizona stewards, we do what is right for the people and prosperity of our state.

•

Vision: Create a sustainable energy future for Arizona.

•

Mission: Serve our customers with clean, reliable and affordable energy.

You can read more about the APS Promise on the inside back cover of this Proxy Statement.

2023 Proxy Statement | i

Our 10-Year Strategic Plan outlines how we will deliver on the APS Promise. You can read more about the Plan on page 33 of this Proxy Statement. In 2022, we focused on categorizing our strategy and business planning ambitions into two different time horizons:

•

Today-forward, where we focus on near-term execution to maximize the potential of our current business with metrics that focus on today and now. In our today-forward planning, we look at numerous factors, including our corporate and business unit plans, our tiered metrics, the Company’s position on key issues and topics, and our strategic initiatives.

•

Future-back, where we look at how we change the business over the next decade in order to execute on our Vision and Mission. In our future-back planning, we focus on our long-term strategies and risks, we engage in future state scenario planning and we scan the external environment for opportunities and risks related to our business model.

This strategic thinking has helped us establish an efficient strategy and planning process, created an integrated planning system, and has provided for effective and informed decision-making. The result of this process is a leadership team focused on the customer experience, customer affordability, reliability, employee safety and experience, our Clean Energy Commitment, nuclear operations, and shareholder returns.

Last year I told you that I saw 2022 as full of opportunities. I see an even better future for 2023. Arizona’s economy continues to grow rapidly, which translates into steady customer growth. Arizona also continues to diversify — we see an increase in advanced manufacturing, technology and startups, which in turn means resiliency and continued growth.

The COVID-19 pandemic is largely behind us, and we can re-engage in person with each other, our customers, our regulators, and our communities. I appreciate and value this face-to-face time. This year, it has been rewarding to attend APS sponsored volunteer events, such as supporting veterans at the Phoenix Veterans Administration Hospital.

In October 2022, we filed a rate case with the ACC. The $460 million proposal is structured to meet customer needs by ensuring the reliability and resiliency of our system and furthering our Clean Energy Commitment. We anticipate a decision on that rate case before the end of 2023.

Last, I couldn’t be more proud of our employees. They work hard each day to make sure the power flows, the lights stay on, and our customers are well taken care of. I look forward to the wonderful things I know this talented team will accomplish in 2023.

Board of Directors

Our Board of Directors plays a vital role in establishing our corporate strategy. Their varied knowledge, experience and skills bring crucial insights to developing near- and long-term goals and, ultimately, overseeing our progress in building a more sustainable energy future and creating customer and shareholder value. I want to thank the Board of Directors for their outstanding support in 2022.

One of our Directors, Dr. Dale Klein, will retire from the Board as of the 2023 Annual Meeting. We thank Dale for his many years of service. His deep knowledge of the nuclear industry and valued counsel on important issues facing our Company will be missed.

We are excited about the addition of Kristine Svinicki to the Board. As a former Chairman of the Nuclear Regulatory Commission, Kristine will bring deep knowledge and great insight to us as we operate Palo Verde Nucelar Generating Station, the largest nuclear power plant in the United States. I look forward to working with Kristine.

Finally, in February of 2023, the Board elected Paula Sims as the new Lead Director, starting in May of 2023. The transition of the position from Kathy Munro to Paula Sims is part of our plan to provide an orderly transition in light of Kathy’s scheduled departure from the Board in 2024. I want to personally thank Kathy for the excellect job she has done in the role of Lead Director. She has provided wisdom and counsel to the Board, to the management team and to our shareholders. Kathy will continue to serve on the Board and her committees until her retirement.

Sustainability

We continue to execute on our Clean Energy Commitment to provide 100% clean, carbon-free energy to customers by 2050, and we continue to evaluate ways to achieve that commitment through the promotion of supportive policies, economic advancement in our communities, innovative technologies in our industry, and collaboration with our stakeholders. You can read more about our progress on page 13 of this Proxy Statement.

Finally, your vote is important to us. Whether or not you plan to participate in the Annual Meeting, we encourage you to vote promptly. You may vote on the internet; by telephone; or by completing, signing, dating and returning a proxy card or voting instruction form.

Thank you for your investment and continued support of Pinnacle West.

Sincerely,

Jeffrey B. Guldner

Chairman of the Board, President
and Chief Executive Officer

2023 Proxy Statement | ii

A Message from Our Lead Director

“

Our independent Board members are active, engaged and contributing members. Our discussions are detailed and focused on oversight of Pinnacle West’s and APS’s business strategies and the implementation of these strategies. The Board’s oversight and guidance seeks to make sure that Pinnacle West operates responsibly and efficiently and achieves long-term sustainable value for our fellow shareholders.”

Kathryn L. Munro

Lead Director

Dear Fellow Shareholders,

This will be my last letter to you as the Lead Director. As Jeff notes in his letter, this is part of our contemplated orderly transition. With my scheduled retirement from the Board in 2024, we wanted to make sure the new Lead Director has time to ramp up to the position. We believe this is the right change to make at the right time. I look forward to working with Paula Sims as she assumes this new role.

It has been a privilege to serve as your Lead Director and I thank you for your support. I have had the opportunity to work with very talented management teams and board members over the years and it truly has been an honor to serve in this role. In my last year on the Board, I will continue to be an active member of the Board and my committees, but with a focus on the future members of the Board. I made a commitment to the shareholders to help to build a strong and effective Board, and I believe I have done that and will continue that focus.

We have a great Company and one we should be proud of.

On Behalf of the Board

It is the Board’s honor to serve as the stewards of Pinnacle West. The Board’s oversight and guidance focuses on operational responsibility and efficiency and the achievement of long-term sustainable value for our fellow shareholders. We fulfill our oversight responsibilities through our five standing committees and as a full Board. Each committee provides ongoing oversight for the most significant issues and risks designated to it, reports to the Board on its oversight activities, and elevates review of key matters to the Board as appropriate.

The independent Directors, together with Jeff, are deeply committed to sound corporate governance, oversight of environmental and social issues, the performance of our nuclear and non-nuclear operations, human capital management, customer service, and effective risk management policies and practices. These, among others, were topics of thoughtful consideration for the Board in 2022.

Our independent Board members are active, engaged and contributing members. Our discussions are detailed and focused. We don’t hesitate to speak up and challenge each other as well as management.

Company Strategy

We acknowledge and appreciate the progress that the management team has made in its business strategy planning. At our September Retreat, we explored in significant detail the today-forward and future-back strategy. The Board receives periodic updates on the implementation of the management

2023 Proxy Statement | iii

team’s strategic plan and provides guidance to the management team. We believe this heightened emphasis on the short- and long-term strategies will focus the Company on our customers, our operations, our Clean Energy Commitment, and shareholder value.

Board Tenure

The Board understands our investors’ concerns regarding long-tenured directors. We believe our Director Retirement Policy is providing the orderly transition we anticipated when we put the policy in place. Since the adoption of our policy, five Directors have retired and we have added six new Directors. This year Dale Klein will retire from the Board. During the next two years, Bruce Nordstrom, Richard Fox and I are scheduled to retire from the Board. More information about our retirement policy is located on page 23 of the Proxy Statement.

Dr. Dale Klein

It is with mixed emotions that I say good-bye to our trusted advisor and friend, Dale Klein. Throughout his service, Dale has brought thought-provoking and insightful analyses to the issues that have come before the Board. His expertise in the nuclear industry has been extremely valuable to the Board. His counsel has been wise, and he has been a phenomenal asset to the Board of Directors and the Company. We are sorry to see Dale leave the Board, but have valued his significant contributions over the years.

Kristine Svinicki

We are excited to have Kristine Svinicki join the Board. As a former Chairman of the Nuclear Regulatory Commission, Kristine brings expertise in all areas of nucelar energy, regulation, operation and safety. I look forward to working with Kristine in the coming year.

Board Diversity

The Board continues to focus on adding diverse candidates. We require our outside director search firm to make diversity a focal point of all our searches. The Corporate Governance and Public Responsibility Committee is responsible for identifying and recommending to the Board individuals qualified to become Directors. The Board believes that its membership should be composed of a combination of knowledge, skills, and experience in the following areas, among others: finance and accounting; business operations and strategy; leadership experience in large organizations; energy and utility industry; public policy and regulatory compliance; and risk oversight and risk management. The Board also believes that diversity, utilizing a broad meaning that includes race, gender, background, ethnicity, accomplishments, and other traits, is an important consideration in selecting candidates. Out of our eleven nominees, four are women and two are racially or ethnically diverse. Our Directors’ diverse skills and expertise are shown in the chart on page 17 of this Proxy Statement.

Sustainability

The Board also continued its focus on sustainability. Of particular interest to our shareholders is the Board’s oversight of climate change related issues. As such, we amended the Corporate Governance and Public Responsibility Committee’s Charter to specifically add oversight of climate change related issues. At the Committee’s meeting in October, the Committee engaged with management in a detailed discussion about various sustainability matters, including the Company’s water needs and the mega-drought.

On behalf of the Board, I thank our shareholders for their time and feedback. I am pleased to provide this window into the Board’s activities in 2022 and express our commitment to running our business for long-term value creation for you, our shareholders. We appreciate your support at our 2023 Annual Meeting.

Sincerely,

Kathryn L. Munro

Lead Director

2023 Proxy Statement | iv

TABLE OF CONTENTS
A Message from Our Chairman, President and CEO	i
A Message from Our Lead Director	iii
Notice of the 2023 Annual Meeting of Shareholders	1
Proxy Statement Summary	3
The Value We Create	3
Financial Highlights	5
Customer Highlights	6
Employee Highlights	8
Our DEI Strategy: Key Areas of Focus	10
Environmental Highlights	12
Community Highlights	14
Governance Highlights	16
Board Highlights	17
Compensation Highlights	19
Information About Our Board and Corporate Governance	20
Director Nomination Process	20
Board Effectiveness	23
Board and Committee Structure	26
Board Oversight and Engagement	33
Director Nominees for the 2023 Annual Meeting	42
Proposal 1: Election of Directors	42
Director Nominees	44
Director Independence	55
Director Compensation	56
Executive Compensation	58
Proposal 2: Advisory Vote on Executive Compensation	58
Human Resources Committee Report	59
Compensation Discussion and Analysis (“CD&A”)	60
Executive Compensation Tables	88
Pay Ratio	109
Pay Versus Performance	110
Proposal 3: Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation	115
First Amendment to the 2021 Long-Term Incentive Plan	116
Proposal 4: Approval of the First Amendment to the 2021 Long-Term Incentive Plan	116
Existing Equity Compensation Plans	125
Equity Compensation Plan Information:	125
Audit Matters	126
Proposal 5: Ratification of The Appointment of Deloitte & Touche LLP as the Independent Accountant for the Company	126
The Independent Accountant	126
Pre-Approval Policies	127
Audit Fees	128
Report of the Audit Committee	128
Stock Matters	129
Ownership of Pinnacle West Stock	129
Section 16(a) Beneficial Ownership Reporting Compliance	130
Deliquent Section 16(a) Reports	130
Shareholder Proposal	131
Proposal 6: Independent Board Chairman	131
General Information	134
Time, Date and Place	134
Notice of Internet Availability	134
Record Date; Shareholders Entitled to Vote	134
Voting	135
Quorum	136
Vote Required	136
Board Recommendations	137
Delivery of Annual Reports and Proxy Statements to a Shared Address and Obtaining a Copy	137
Shareholder Proposals for the 2024 Annual Meeting	138
Proxy Solicitation	138
Other Matters	139
Related Party Transactions	139
Human Resources Committee Interlocks and Insider Participation	140
Helpful Resources	141
Appendix A: First Amendment and 2021 Long-Term Incentive Plan, as amended	142
First Amendment to the 2021 Long-Term Incentive Plan	142
2021 Long-Term Incentive Plan, as amended	143
Appendix B: Rules of Conduct for the Pinnacle West Capital Corporation Annual Meeting of Shareholders	165

INDEX OF FREQUENTLY REQUESTED INFORMATION
Auditor Fees	128
Beneficial Ownership Table	129
Board Evaluations	25
Board Leadership	26
CEO Pay Ratio	109
Clawback Policies	84
Code of Ethics	35
Company Culture	33
Compensation Consultant	69
Corp. Gov. Guidelines	20
Director Attendance	33
Director Independence	55
Director Biographies	44
Director Skills Matrix	43
Director Tenure	17
ESG Framework	34
Financial Highlights	5
Human Capital Management	35
Lead Director Duties	26
Management Succession	39
Named Executive Officers (“NEOs”) for 2022	60
Pay Versus Performance	110
Peer Group	71
Perks	83
Related Party Transactions	139
Risk Oversight	36
Stock Ownership Guidelines	84
Strategic Plan	33
Succession Planning	39

2023 Proxy Statement | v

Back to Contents

Notice of the 2023 Annual Meeting of Shareholders

VOTING ITEMS
1.	To elect eleven Directors to serve until the 2024 Annual Meeting of Shareholders
FOR each Director nominee
2.	To hold an advisory vote to approve executive compensation
FOR
3.	To hold an advisory vote on the frequency of our shareholders advisory votes on executive compensation
	1	YEAR
4.	To approve the first amendment to Pinnacle West Capital Corporation 2021 Long-Term Incentive Plan
FOR
5.	To ratify the appointment of our independent accountant for the year ending December 31, 2023
FOR
6.

To act upon a shareholder proposal requesting adoption of a policy separating the chairman and CEO roles and requiring an independent Board Chairman whenever possible, if properly presented at the 2023 Annual Meeting of Shareholders

AGAINST

Your vote is important. Whether you plan to participate in the Annual Meeting or not, please promptly vote by telephone, over the Internet, by proxy card, or by voting instruction form.

By order of the Board of Directors,

Diane Wood

Corporate Secretary

April 5, 2023

The Proxy Statement and form of proxy are first being made available to shareholders on or about April 5, 2023.

May 17, 2023
1:30 p.m. Eastern Daylight Time
EXECUTIVE OFFICES ADDRESS: PINNACLE WEST CAPITAL CORPORATION Post Office Box 53999 Phoenix, Arizona 85072-3999
DATE AND TIME
Wednesday, May 17, 2023 at 1:30 p.m. Eastern Daylight Time
LOCATION
Online at www.virtualshareholdermeeting. com/PNW
WHO CAN VOTE
All shareholders of record at the close of business on March 10, 2023, are entitled to notice of and to vote at the Annual Meeting
ADVANCE VOTING METHODS
INTERNET
www.proxyvote.com
TELEPHONE
1-800-690-6903
MAIL
Mark, sign, date, and mail your proxy card or voting instruction form (a postage-paid envelope is provided for mailing in the United States)

2023 Proxy Statement | 1

Back to Contents

Proposals to be Voted Upon

Proposal	Board Recommendation		Page Reference
1. Election of Directors The Board of Directors and the Corporate Governance and Public Responsibility Committee believe that the eleven nominees possess the skills and experience necessary to serve on the Board and have concluded that each nominee is qualified to serve as Director.		FOR	42
2. Advisory Vote on Executive Compensation The Company has designed its executive compensation program to align executives’ interests with those of our shareholders, make executives accountable for business and individual performance by putting pay at risk, and attract, retain and reward the executive talent required to achieve our corporate objectives and to increase long-term shareholder value. We believe that our compensation policies and practices promote a pay at risk philosophy and, as such, are aligned with the interests of our shareholders.		FOR	58
3. Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation The Company believes that an annual advisory vote on the compensation of our Named Executive Officers, as defined on page 60 of this Proxy Statement, is in the best interests of our shareholders.	1	YEAR	115
4.

Approval of the First Amendment to the Pinnacle West Capital Corporation 2021 Long-Term Incentive Plan (the “2021 Plan”)

We are asking the Company’s shareholders to approve an amendment (the “First Amendment”) to the 2021 Plan to: (i) increase the maximum number of shares of the Company’s common stock authorized for issuance over the term of the 2021 Plan, (ii) change the time-based vesting of restricted stock and restricted stock units subject to the five percent limitation from three years to one year; and (iii) extend the term of the 2021 Plan to June 1, 2033, unless terminated earlier by the Board. We are not making any other changes to the 2021 Plan.

		FOR	116
5. Ratification of the Appointment of Deloitte & Touché LLP (“D&T”) as the Independent Accountant for the Company The Audit Committee has discussed the qualifications and performance of D&T and believes that the continued retention of D&T to serve as the Company’s independent accountant is in the best interest of the Company and its shareholders.		FOR	126
6. A Shareholder Proposal A shareholder proposal requesting the adoption of a policy separating the chairman and CEO roles and requiring an independent Board Chairman whenever possible, if properly presented at the 2023 Annual Meeting of Shareholders.		AGAINST	131

2023 Proxy Statement | 2

Back to Contents

Proxy Statement Summary

The Value We Create

The APS Promise	Our Strategy

Our Purpose

As Arizona stewards, we do what is right for the people and prosperity of our state.

Our Vision

Create a sustainable energy future for Arizona.

Our Mission

Serve our customers with clean, reliable and affordable energy.

How we will execute our mission to achieve our vision.

Long-term issues and priority areas of focus for our business over the next ten years:

•

focus on customer experience and community stewardship;

•

support an evolving workforce;

•

decarbonize and manage generation resources;

•

achieve a constructive regulatory environment; and

•

ensure long-term financial health.

Our Principles

The culture and behaviors that will enable us to fulfill our purpose, vision and mission.

Design for Tomorrow

See the Way Forward

Innovate with Courage

Value Learning

Empower Each Other

Embrace Diverse Perspectives

Challenge Respectfully

Unite as One Team

Succeed Together

Create Clarity

Anchor in Safety

Deliver for the Community

Strategies and Goals

Actions and targets that guide resources and efforts to address our long-term issues:

Business Plan — defines how each business unit executes our strategy.

Performance Ambitions — defines the enterprise wide priorities across both “run” and “change” the business activities over a five-year period.

Tiered Metrics — provides a clear look at what the Company is trying to accomplish by measuring what matters.

Performance Management — recognizes and rewards the individual contributions to priority work.

2023 Proxy Statement | 3

Back to Contents

The Value We Create for Our Stakeholders

Financial

Creating long-term value for our shareholders is dependent upon having the right strategy to drive our operational performance. We recognize the links between strong customer satisfaction, a constructive regulatory environment and financial health and stability. To support future value creation for our shareholders, we are committed to enhancing our customer focus and improving our regulatory relationships. In addition, our strong customer growth and clean energy investments contribute to our potential to continue to build shareholder value.

► Page 5
Customers

Customers are at the core of what we do every day at APS, and we are committed to providing options that make it easier for them to do business with us. Recognizing that creating customer value is inextricably linked to increasing shareholder value, our focus remains on our customers and our goal of achieving an industry-leading customer experience.

► Page 6
Employees

Our more than 5,800 dedicated employees strengthen our Company with their skills, experience and diverse perspectives. We recognize that the next generation of employees has its own unique career expectations, and we are taking steps to support changing needs and priorities. We also continue to develop new strategies to attract and retain our highly skilled employees, and ensure they remain engaged during this time of change.

► Page 8
Environment

APS demonstrates commitment to its role as a leader in environmental and sustainability stewardship by establishing sound environmental policies, managing environmental risks, implementing environmental management systems and driving the adoption of sustainable concepts. Anchored by our Clean Energy Commitment to provide 100% clean, carbon-free electricity by 2050, our sustainability initiatives also include ensuring adequate water security, waste management, and biodiversity.

► Page 12
Communities

In addition to powering Arizona, we empower communities across Arizona through programs and partnerships dedicated to improving the lives of Arizonans. We not only invest in the communities where we do business; we also focus on building meaningful relationships, which help us manage our social, economic and environmental impact.

► Page 14

2023 Proxy Statement | 4

Back to Contents

Financial Highlights

Shareholder Value

Our management team is committed to increasing shareholder value as one of our top priorities. In 2022, we faced significant financial challenges, resulting from an unfavorable rate case decision implemented in December 2021. That decision by the ACC led the Company to reset its financial outlook. In response to the decision, we committed to minimizing shareholder impact by deferring equity issuances, managing costs and capital allocation and sustaining dividend growth. These efforts, combined with favorable weather and higher than expected sales growth, resulted in our total shareholder return (“TSR”) to be 13.1% in 2022. In addition, we filed a new rate case with the ACC in late October 2022. The $460 million proposal is structured to meet customer needs by ensuring grid reliability and resiliency. An affirmative decision would improve our return on equity, enable us to strengthen the electric grid and support Arizona’s growing demand for energy. We anticipate further clarity around the regulatory environment in Arizona and look forward to continuing discussions regarding the execution of our Clean Energy Commitment and growth profile. We are committed to continuing to cultivate robust communication and collaboration with the ACC and other stakeholders to find constructive solutions that support our customers while maintaining the financial health of our Company. We believe we have the right strategy and team in place to meet our near-term goals and deliver long-term shareholder value.

* Value of $100 invested as of December 31, 2017, with dividends reinvested.

2023 Proxy Statement | 5

Back to Contents

2022 Financial and Operating Highlights

•

PNW increased its dividend for the 11th consecutive year.

•

As a direct outcome of favorable weather and higher than expected sales growth, PNW ended 2022 with earnings above budgeted expectations.

•

Our supply chain organization effectively provided difficult to obtain materials for our field crews, working to minimize service disruptions.

•

Helped maintain regional grid stability and lower customer fuel costs by assisting neighboring utilities through off-system sales.

•

Demonstrated resilience and reliability by successfully responding to a summer storm season that brought destructive winds and rain, inflicting record damage on our system, requiring the replacement of over 800 poles due to weather.

•

Non-nuclear generation units performed exceptionally well during the crucial summer run, with a summertime equivalent availability factor of 95%.

•

APS continued successful operation of Palo Verde Generating Station (“PVGS”), operating at record capacity of 100.2%.

Customer Highlights

Recognizing that creating customer value is inextricably linked to increasing shareholder value, our focus remains on our customers and our goal of achieving an industry-leading best-in-class customer experience. This multi-year objective includes incrementally improving our J.D. Power and Associates (“JDP”) residential and business customer satisfaction ratings from the fourth- to the first-quartile of our peer set. We made extraordinary progress on that front in 2022.

Compared to 2021, APS made quartile gains in every single driver of residential customer satisfaction, firmly lifting the Company into the second quartile nationally. Consequently, overall residential customer satisfaction is now well above industry benchmarks when compared to the Company’s large investor-owned peers. APS’s strongest performing drivers for the year were customer care (phone and digital), power quality and reliability, corporate citizenship, and billing and payment.

Additionally, JDP’s business 2022 full-year results place the Company in the first-quartile of utilities nationally for business customers.

As a result, our employees’ commitment and focus has led to APS being among the most improved utilities in the nation for both residential and business customer satisfaction.

Customer Care Center

Our customers can contact us anytime — day or night — through our 24/7 Customer Care Center. In 2022, our call center performed at industry leading service levels with associates answering 77% of more than one million calls in 30 seconds or less. We also experienced growth in online transactions and engagements through both English and Spanish digital customer platforms. Through our website and mobile app, customers completed 30 million-plus transactions and engagements in 2022.

2023 Proxy Statement | 6

Back to Contents

Customer Advisory Board

Formed in 2020 and made up of a cross-section of residential customers, this group met half a dozen times in 2022 to inform the Company of customer needs, wants and perspectives on a variety of topics, including rate plan selection, billing and payment alerts, value for price insights and outage experience. The Customer Advisory Board’s input helped shape communications to customers, as well as our thinking on related program development.

Customer Experience Strategy Council

In 2021, we initiated an organization-wide customer experience strategy council designed to further drive a customer-oriented culture and improve JDP performance. Through this and other ongoing initiatives, we improved our customers’ experiences in 2022 by:

•

continuing empathy and knowledge training for care center advisors, and introducing easy-to-use functionality for our automated phone system;

•

creating more flexible payment arrangements, as well as introducing new customer payment channels, including Amazon Pay, PayPal and Venmo;

•

simplifying our financial assistance process for customers and community partner agencies, thus significantly increasing the number of customers and financial support provided;

•

implementing numerous aps.com enhancements, including improving page-loading speeds, adding user-friendly dashboards and simplifying content;

•

enhancing functionality of our online outage center, and auto-enrolling more than 1 million customers for outage email and text notifications; and

•

launching a broad-reaching, multi-channel communications campaign focused on messages that matter most to our customers — reliability, energy-efficiency, financial assistance, the environment, and programs that enable customers to design their own personalized energy experience.

Limited Income Offerings

We have assistance programs that provide discounts to qualified limited-income customers, as well as programs to help customers stay current on their bills. And, to ensure our most vulnerable customers are connected to these programs, we train and work with more than 100 community action agencies. These programs include:

•

Crisis Bill Assistance. Qualified customers experiencing an unplanned major expense or an unexpected reduction in income can receive up to $800 a year to cover current or past due APS bills through the Crisis Bill Assistance program. APS provides $2.5 million in annual funding for Crisis Bill Assistance.

•

Energy Support. Funded at about $33 million in 2022, our Energy Support program gives qualified, limited-income customers a 25% discount on their bill each month.

•

Project Share. This program encourages our customers and employees to make tax-deductible contributions through their monthly electric bills and employee paychecks, respectfully. In addition, we match employee contributions dollar-for-dollar. All contributions are then administered by the Salvation Army to help limited-income customers pay their utility bills.

•

Safety Net and Guest Role. These programs allow customers to designate a friend or relative to receive a copy of their monthly APS bill and to serve as a reminder when payment is due and/or be notified if the account becomes past due. Also, individuals designated as “Guest Roles” can access account information with options to make payments and compare service plans.

2023 Proxy Statement | 7

Back to Contents

Employee Highlights

Our more than 5,800 dedicated employees strengthen our Company with their skills, experience and diverse perspectives. Human capital measures and objectives that the Company focuses on in managing its business include the safety of its employees, diversity and inclusion, succession planning, hiring and retention of talent, compensation and benefits and employee engagement.

Focused on Our People

The Company seeks to attract, retain and create a productive work environment for all employees. We believe the strength, talent, and commitment of our employees are significant contributors to our Company’s success.

Talent Strategy

•

Internship programs: 54 virtual summer internships in 2022, 63% of whom were diverse based on race, ethnicity, or gender

•

Apprentice programs: 131(1) apprentices in the programs, 27 of whom were hired for the programs in 2022

•

Incoming engineer programs: New Engineers in Operations Program (Generation); Legacy Engineer Program (PVGS); Rotational Engineer Program (Transmission and Distribution)

•

Enhanced talent analytics and insights: Launched tools for deeper insights in our applicant data, open position management, and employee demographics

•

Strong commitment to our communities: Implemented talent programs that support Arizona and aim to increase our diversity, such as the U.S. Department of Defense SkillBridge veteran hiring program, ElevateEdAZ Job Shadow Program for high school students, and the Arizona Latino Student Mentorship Program

Retention

•

Robust employee engagement, including 10 Employee Network Groups (see page 11 of this Proxy Statement)

•

Average employee tenure of 12.57 years due to strong talent strategy and an engaged workforce

•

Total turnover for 2022 was 11% (3.6% of which were related to retirements)

•

Annual and focused quarterly pulse surveys allow us to gather employee feedback, identify opportunities for improvement and take meaningful action in response to survey results

•

Actions taken in response to the surveys include enterprise-wide initiatives focused on improving communication between employees and management, removing obstacles that prevent job success, providing opportunities for employees to have more access to leadership, and improved meeting efficiency

Development and Succession Planning

•

Graduated 138 employees from our leadership academies in 2022

•

Annual and ongoing succession planning conversations support successor talent identification, development, and transition

•

Our Learning and Development organization was recognized as a top training organization, earning an APEX Award from Training Magazine for the 3rd year in a row

•

Supported our modern learning culture by continuing to offer on-demand learning to our leaders and program participants who collectively completed over 9,700 development modules

•

Empowered 30 director-level leaders through an Advancing Strategic Foresight program to develop 5 future scenarios leveraged by the officer team for future planning

(1)

As of June 30, 2022.

2023 Proxy Statement | 8

Back to Contents

Diversity, Equity, and Inclusion (“DEI”)

At APS, we believe that belonging matters. When we feel seen, heard, and valued, we can more effectively unite behind our APS Promise. You can find more information on the APS Promise on the inside back cover of this Proxy Statement. We create this sense of belonging through our commitment to inclusion.

Inclusion at APS involves taking deliberate action to embrace the unique perspectives of each employee. True inclusion brings greater appreciation for our diversity. This allows us to equitably leverage our powerful workforce so we can succeed together to bring our APS Promise to life.

Employee diversity:(1) • 35% are ethnically or racially diverse • 26% are female • 15% are veterans

•

We are a couple of years into the DEI Strategy that we launched in 2021. Key activities in 2022 included:

•

bringing inclusive leadership education to the business unit leadership teams and covering topics such as cultural competence and unconscious bias;

•

developing and launching a DEI self-paced module for all employees, explaining how cultural competence drives inclusion of diverse groups;

•

conducting cultural competence assessments with our inclusion council groups; and

•

holding listening sessions with employees to learn about what matters most to them.

New hires in 2022:
• 44% were ethnically or racially diverse • 40% were female • 7% were veterans
39% of all officers are female(1) 18% of all officers are ethnically or racially diverse

(1)

As of December 31, 2022.

2023 Proxy Statement | 9

Back to Contents

Our DEI Strategy: Key Areas of Focus

Alignment & Accountability	Workforce Evolution	Leveraging Connections
DEI Education and Dialogue — Create experiential learning to ensure alignment around relevant concepts across the organization	Talent Acquisition — Analyze and evolve current recruiting and selection processes to improve external diverse hiring	Employee Network Groups — Evolve our ENGs to increasingly serve as business resources over time

DEI Governance and Influence — Build governance structure to ensure alignment and accountability	Talent Development, Performance and Succession — Assess existing talent processes to ensure equity and improve diverse representation among leadership	Employee Communication and Events — Visibly demonstrate our commitment to diversity, expose employees to different cultures and perspectives and recognize key occasions

DEI Analytics — Extract data-driven insights to shape our DEI approach and monitor progress through meaningful measures	Workforce Development — Explore our current activities and create clarity and ownership for developing talent pipelines to create a diverse workforce for the future	Internal Partnerships — Partner with key internal stakeholder groups to ensure an integrated and aligned approach

Policies and Practices — Assess and revise internal policies and practices to ensure equity		External Partnerships and Recognition — Partner with external organizations to benchmark, innovate, and be recognized for our DEI efforts

2023 Proxy Statement | 10

Back to Contents

Employee Network Groups

To encourage employees to challenge themselves, develop additional skills and advance within their chosen fields, the Company supports 10 employee networks that enable employees to connect with one another and promote career development:

The African American Network for Diversity and Inclusion’s mission is to create a collaborative and highly engaged network of African-American employees that promote the interests of AANDI, its strategic initiatives and the values of APS.

The Lesbian, Gay, Bisexual & Transgender Alliance’s mission is to empower inclusion through community, support, and education.

The Veteran Engagement, Transition & Retention Network’s mission is to develop opportunities benefiting our honored Arizona veterans. We strive to promote their service to our country, leadership skills, and the achievements of veterans in the organization.

Women in Search of Excellence’s mission is to build a community at APS to further develop women as they achieve their personal and professional excellence.
Palo Verde Young Generation in Nuclear’s mission is to unite young professionals for the purpose of strengthening its community by focusing on the success of nuclear technology.
Palo Verde Women in Nuclear’s mission is to promote an environment in which all employees are able to succeed while working to encourage public awareness about nuclear energy.

The Native American Network Organization’s mission is to attract and develop Native American talent by providing professional development opportunities, assisting in recruiting and retention, and encouraging community development.

Next Gen’s mission is to unite professionals new to the utility industry by providing professional development opportunities, enhance recruitment and retention, and organize community outreach programs.

The Hispanic Organization for Leadership and Advancement promotes a culture of inclusiveness and community stewardship across APS, as well as develops high-performing leaders in pursuit of operational excellence and continuous self-improvement.

Links’ mission is to connect experienced employees with opportunities for development, networking, and engagement.

2023 Proxy Statement | 11

Back to Contents

Environmental Highlights

Through our Clean Energy Commitment we are dedicated to providing clean, reliable and affordable electricity in order to achieve a sustainable future for our Company and our customers.

Recognition

•

Energy Star Partner of the Year for Energy Efficiency Program Delivery. Over the past year, APS continued to promote energy efficiency with offerings across multiple program areas, while managing demand and reducing lifetime carbon dioxide emissions by 2.3 billion pounds.

•

Pinnacle West maintained its “AA” rating from MSCI (as of February 14, 2023).

•

On the list of Top 100 Green Utilities from Energy Intelligence for the fourth year in a row.

Energy Innovation

APS is in the midst of one of the greatest periods of change in our Company’s 130-plus year history.

•

2,400 MW of renewable capacity today

•

Plan to add at least 2,500 MW of additional clean energy technologies, including solar and storage, by 2025

			Our 10 grid-scale solar plants are powered by more than 1 million solar panels
Reducing Water Consumption

Operating in the water-constrained Southwest desert, APS is challenged to maximize our use of water resources:

•

34% reduction(1) in groundwater use in 2022

•

71% of water consumed by APS power plants in 2022 came from treated effluent water

Projected Conservation of Non-Renewable Water Supplies:
2025		2035
50%	79%	80%	95%
groundwater reduction(1)	use of treated effluent water	groundwater reduction(1)	use of treated effluent water

(1)

Based on 2014 usage baseline.

2023 Proxy Statement | 12

Back to Contents

APS Clean Energy Commitment

Our Commitment: 100% Clean Energy by 2050

We’ve set a bold, three-part goal to provide a clean energy future for our customers:

•

a 2030 target of achieving a resource mix that is 65% clean energy, with 45% of the generation portfolio coming from renewable energy;

•

a 2031 commitment to end APS’s use of coal-fired generation; and

•

a 2050 goal to provide 100% clean, carbon-free electricity.

A Clean Economic Future

•

Our clean energy plan will be guided by sound science and focused on achieving environmental and economic gains — all while maintaining affordable, reliable service for our customers

•

Collaboration with customers, regulators and other stakeholders is key to our plan’s ultimate success. We look forward to working alongside those who believe in this vision to move forward together to keep Arizona clean, beautiful and thriving

Pathways to 100% Clean

Clean Energy Pathway
Policy Decisions	Electrification
Support policy decisions that leverage market-based technology and innovation to attract investment in Arizona	Electrification will drive a cleaner environment and more energy-efficient operations throughout the economy
Existing Power Sources	Modernization of the Electric Grid
Near-term use of natural gas until technological advances are available to maintain reliable service at reasonable prices	Continue to advance infrastructure that is responsive and resilient while providing customers more choice and control
Evolving Market-Based Solutions	Energy Storage Solutions
Participation in the Energy Imbalance Market (“EIM”) provides access to clean energy resources while saving customers money	Storage creates opportunities to take advantage of midday solar generation and better respond to peak demand

2023 Proxy Statement | 13

Back to Contents

Next steps in action	Steady progress on our commitment:
•
•

Since 2020, the Company has procured 2,115 megawatts of energy resources, consisting primarily of carbon-free solar and energy storage facilities across our system.

•

In 2023, the Company expects to add 210 MWs of utility-scale solar energy, 238 MWs of wind energy, and 341 MWs of energy storage.

•

Deployed more than 73,800 residential thermostats with a demonstrated capability of shedding more than 100 MWs of energy.

•

You can learn more about our Clean Energy Commitment at aps.com/cleanenergy.

Community Highlights

Our multifaceted approach to community engagement is grounded in our commitment to community development. We not only invest in the communities where we do business but also focus on building meaningful relationships, which help us manage our social, economic and environmental impact.

We use a variety of communication channels to develop dialogue in our communities, such as open houses, community summits, business forums and other special events. These enable us to gather feedback from participants, inform them about issues that affect their communities and APS, and identify issues and opportunities for action. We also develop strategic partnerships in areas such as diversity, inclusion and workforce development to advance social and economic goals.

Coal Communities Transition

The transition away from coal-fired power plants toward a clean energy future will pose unique economic challenges for the communities around these plants. We worked collaboratively with community leaders and stakeholders to propose a comprehensive Coal Communities Transition Plan. The proposed framework provides substantial financial and economic development support to build new economic opportunities and addresses a transition strategy for plant employees. We are committed to continuing our long-running partnership with the Navajo Nation in other areas as well, including expanding electrification and developing tribal renewable projects. The ACC approved a portion of the plan in the 2019 rate case decision, and we have requested approval of the remainder in our current rate case application.

Community Engagement

At APS, we initiate and maintain relationships with stakeholders to understand our communities’ needs and identify opportunities to build healthy and sustainable communities. Our External Affairs team collaborates with representatives from a wide range of community and government entities — including state, county, municipal and tribal governments; military bases; school districts; nonprofits; business organizations; and public interest groups to maximize existing resources to address important community issues and opportunities.

In November 2022, APS hosted a Community Partnership Summit where 85 community leaders attended, representing 72 of our key partnership organizations. These relationships are one important way we collect, record and address feedback so that we work together to address concerns. In addition, the ACC has a grievance process for our customers.

2023 Proxy Statement | 14

Back to Contents

Philanthropy and Volunteerism

We are actively involved in the communities we serve. We partner with nonprofit organizations and community groups across the state to build a stronger, healthier Arizona. Our efforts include financial support, board service and volunteer assistance. We donated more than $14.7 million to worthwhile causes in 2022. This includes our corporate giving program, which funds organizations that contribute to the vitality of Arizona with a focus on arts and culture, civic and economic development, education and employment, and human services.

Giving back to our communities is an integral part of the APS culture, and our employees donate their time and talents to a wide range of charitable organizations and civic initiatives. In 2022, our employees volunteered an estimated 83,587 hours of time, both in-person and virtually, to causes important to them.

Our employees sit on the boards of nearly 300 Arizona community organizations, nonprofit organizations, and industry groups. Employee engagement of this kind not only assists those organizations, but also produces valuable human capital development, as volunteerism increases loyalty, performance and job satisfaction while providing employees with professional development opportunities.

Other accomplishments for 2022 include:

•

employees pledged $2.1 million to the 2022 Community Service Fund campaign (United Way) and with the Company matching 25%, a total of $2.6 million was donated;

•

for the fifth consecutive year, we supported Arizona teachers through our Supply My Class awards program, in which 1500 Arizona K-12 teachers from 357 schools received $500 each to purchase much-needed classroom supplies;

•

through our partnership with Earn to Learn, 238 new scholarships were awarded to low-to moderate income students in the Phoenix and rural areas through a matched savings program;

•

in partnership with key nonprofit partners, we expanded our heat relief strategy aimed at expanding assistance to vulnerable individuals during Arizona’s hot summer months, including, in partnership with the Foundation for Senior Living, we provided 33 APS vulnerable customers with emergency air conditioning repair or replacement through the APS Healthy Homes AC Pilot Program;

•

in partnership with St. Vincent de Paul, we provided rent and utility assistance to 157 households and 391 individuals; and

•

we launched our Community Tree Program aimed at increasing shade tree canopy cover in vulnerable communities. We provided grants to 17 nonprofits, cities/towns and school districts to support the planting of 880 desert-adapted shade trees.

2023 Proxy Statement | 15

Back to Contents

Governance Highlights

Our strong corporate governance practices demonstrate the Board’s commitment to enabling an effective structure to support the successful execution of our strategic priorities.

Board Independence

•

Independent Lead Director role with clearly defined and robust responsibilities

•

Ten of our eleven Director nominees are independent and the members of all of the Board committees are independent

Board Oversight

•

Defined oversight of environmental, social, and governance practices by the Corporate Governance and Public Responsibility Committee

•

Robust management succession planning

•

Focused Board oversight of strategy and risk

•

Thorough CEO performance oversight process

Board Performance

•

Annual Board, committee and individual Director evaluations and discussions with the Lead Director

•

Director skills and experience necessary to provide oversight of our strategy and operations

•

Robust Board refreshment, with Director retirement policy

Shareholder Rights

•

A group of 15% of our shareholders can call a special meeting

•

Annual elections of all Directors with cumulative voting

•

No poison pill plan or similar anti-takeover provision in place

•

No supermajority provisions in our Articles of Incorporation or Bylaws

•

Proxy access rights allow up to 20 shareholders owning 3% of our outstanding stock for at least 3 years to nominate up to 25% of the Board

Compensation Governance

•

Shareholder feedback informs compensation program design

•

Substantial proportion of target compensation is at risk (84% for the CEO and 75% for other NEOs)

•

Performance shares are tied to relative performance, ensuring long term financial health and furthering our Clean Energy Commitment

•

No excise tax gross-up provisions in new or materially amended Change of Control Agreements with our NEOs

•

Anti-hedging policy for all Directors, officers and all employees and anti-pledging policy for all Directors and officers

•

Stock ownership guidelines for all NEOs and Directors

•

Clawback policy for our current and former executive officers covering short- and long-term incentive awards

Average shareholder support for our executive compensation program over the past five years has exceeded 94%

2023 Proxy Statement | 16

Back to Contents

Board Highlights

12	11	4	2	8.3(1)YEARS
Directors	Independent	Women	Diverse Ethnicity	Average tenure of independent Directors
				6	3	3
				0-5 years	6-10 years	Over 10 years

Name		Occupation	Age(2)	Director Since	Independent	Committees
	Glynis A. Bryan	Chief Financial Officer, Insight Enterprises, Inc.	64	2020
	Gonzalo A. de la Melena, Jr.	Founder and Chief Executive Officer, Emerging Airport Adventures, LLC	54	2022
	Richard P. Fox	Independent Consultant and former Managing Partner, Ernst & Young	75	2014
	Jeffrey B. Guldner	Chairman of the Board, President and Chief Executive Officer of PNW and Chairman of the Board and Chief Executive Officer of APS	57	2019
	Dale E. Klein, Ph.D.	Professor, Walker Department of Mechanical Engineering, Cockrell School of Engineering, The University of Texas at Austin	75	2010
	Kathryn L. Munro	Lead Director Principal, BridgeWest, LLC	74	2000
	Bruce J. Nordstrom	Of Counsel and CPA, Nordstrom & Associates, P.C.	73	2000
	Paula J. Sims	Consultant	61	2016
	William H. Spence	Former Chairman and Chief Executive Officer, PPL Corporation	66	2021
	Kristine L. Svinicki	Former Nuclear Regulatory Commission (“NRC”) Chairman	56	2023
	James E. Trevathan, Jr.	Former Executive Vice President and Chief Operating Officer, Waste Management, Inc.	69	2018
	David P. Wagener	Managing Partner, Wagener Capital Management	68	2014
Committees
Audit	Human Resources	Corporate Governance and Public Responsibility	Nuclear and Operating	Finance	Financial Expert	Chair

(1)

Tenure as of May 18, 2023

(2)

Directors’ ages are as of February 22, 2023

2023 Proxy Statement | 17

Back to Contents

Directors’ Key Skills and Experience

DIVERSITY
Gender or Ethnicity
FINANCE AND ACCOUNTING
Audit Expertise
Finance/Capital Allocation
Financial Literacy and Accounting
Investment Experience
BUSINESS OPERATIONS AND STRATEGY
Business Strategy
Complex Operations Experience
Corporate Governance
Customer Perspectives
Extensive Knowledge of Company’s Business Environment
Sustainability
LEADERSHIP EXPERIENCE IN A LARGE ORGANIZATION
CEO/Senior Leadership
Public Board Service
Human Capital Management
THE COMPANY’S INDUSTRY
Nuclear Experience
Utility Industry Experience
PUBLIC POLICY AND REGULATORY COMPLIANCE
Government/Public Policy/Regulatory
RISK OVERSIGHT AND RISK MANAGEMENT
Risk Oversight and Risk Management
■ Board Leadership

2023 Proxy Statement | 18

Back to Contents

Compensation Highlights

Our compensation program is designed to be transparent and has a clear emphasis on putting pay at risk. Our executive compensation philosophy centers on the core objectives of maintaining alignment with shareholder interests and retaining key management.

The Company believes that a significant portion of each NEO’s total compensation opportunity should reflect both upside potential and downside risk. As shown below, we place a strong emphasis on performance-based, shareholder-aligned incentive compensation.

For 2022, the Company’s core executive compensation program for our NEOs consisted of the following key components(1):

Pay Element	Measurement Period	Performance Link	Description
Cash	Salary is based on experience, performance and responsibilities and is benchmarked to a peer group and market survey data to align with competitive levels.
Cash	1 year	Earnings CEO: 50.0% Other NEOs: 50.0%	Universal measure of business financial performance; encourages achievement of bottom-line earnings growth goals.
		Business Unit Performance 50.0%	Pre-established operational business unit performance goals that include safety, customer experience and operational quality and efficiency metrics.
Performance Shares 70%	3 years	Relative TSR 40%	Links pay to key measures generating shareholder value relative to others in the industry.
		EPS Performance 40%	Links pay to key measures generating shareholder value and financial targets.
		Clean Megawatts Installed 20%	Links pay to our Clean Energy Commitment.
Restricted Stock Units 30%	Vest ratably over 4 years	Stock Price	Encourages retention; value dependent upon share price appreciation and four-year vesting to encourage retention.
We provide benefits, including pension and deferred compensation programs, change of control agreements and limited perquisites, that are designed to attract and retain our executive talent.
(1) For additional details on our executive compensation program for our NEOs, see page 67 of this Proxy Statement.

CEO AND OTHER NEOs’ TOTAL COMPENSATION

2023 Proxy Statement | 19

Back to Contents

Information About Our Board and Corporate Governance

Director Nomination Process

Director Qualifications

The Bylaws and the Corporate Governance Guidelines contain Board membership criteria. Under the Bylaws, a Director must be a shareholder of the Company. The Corporate Governance and Public Responsibility Committee is responsible for identifying and recommending to the Board individuals qualified to become Directors. The Board believes its members should collectively have knowledge, skills, and experience in the areas discussed below.

Skills and Experience Possessed by Our Director Nominees
Finance and Accounting

As a publicly traded company subject to the rules of the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”), and because we operate in a complex and highly regulated financial environment, we require strong financial, accounting and capital allocation skills and experience.

Business Operations and Strategy

As a large organization with complex operations, our Board must have a comprehensive combination of skills and experience in business operations and strategy in order to guide the development of our near- and long-term operational and strategic goals, and make sure they are sustainable, which requires knowledge about the Company, our business environment and our customers’ perspectives.

Leadership Experience in a Large Organization

Leadership experience in a large organization, at both the management and director level, provides Directors with the ability to effectively oversee management in setting, implementing and evaluating the Company’s strategic objectives for long-term financial and operational sustainability as well as providing invaluable experience in developing, implementing and maintaining the policies and practices for managing an effective workforce.

2023 Proxy Statement | 20

Back to Contents

The Company’s Industry

Having an understanding of both the utility industry and the nuclear industry is important to understanding the challenges we face as we develop and implement our business strategy.

Risk Oversight and Risk Management

Operations in our industry require the development of policies and procedures that allow for the oversight of and effectively manage risk.

Public Policy and Regulatory Compliance

Operating in the heavily regulated utility industry, we are directly affected by public policy and the actions of various federal, state and local governmental agencies.

Personal Qualities of our Directors

The Board believes that diversity, utilizing a broad meaning that specifically includes race, gender, background, ethnicity, accomplishments, and other traits, is an important consideration in selecting candidates. We require our outside director search firm to make diversity a focal point of any of our searches, with an emphasis on women and ethnically diverse candidates. Additionally, each Director should possess the following core characteristics:

High Standards	We look for individuals who set high standards and expectations for themselves and others and who demonstrate a commitment to accomplishing those standards and expectations.
Informed Judgment

Directors should be thoughtful in their deliberations. We look for individuals who demonstrate intelligence, wisdom and thoughtfulness in decision making. Their decision-making process should include a willingness to thoroughly discuss issues, ask questions, express reservations and voice dissent.

Integrity and Accountability

Directors should act with integrity. We look for individuals who have integrity and strength of character in their personal and professional dealings. Our Directors should be prepared to be, and are, held accountable for their decisions.

Time and Effort

Directors need time to properly discharge their responsibilities as Directors, including reviewing written materials provided in advance of Board or committee meetings and attending and participating in those meetings. We look for individuals who are willing and able to commit this time to the Board. We also look for Directors who are willing to make themselves accessible to management upon request.

Other Commitments

We look for individuals who will monitor their other commitments to ensure that these other commitments do not impact their service to our Company. Our Directors may not serve on more than three other boards of public companies in addition to the Pinnacle West Board without the prior approval of the Corporate Governance and Public Responsibility Committee. Our Directors also may not serve as a member of the Audit Committee if he or she serves on the audit committees of more than three public companies (including the Company) unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Company’s Audit Committee.

2023 Proxy Statement | 21

Back to Contents

Nominees for the Board

The Corporate Governance and Public Responsibility Committee uses a variety of methods to identify and evaluate the need for nominees and the selection of nominees for a director position:

Board Size

The Corporate Governance and Public Responsibility Committee regularly assesses the appropriate size of the Board, including whether any vacancies on the Board are expected due to retirement or otherwise.

Board Knowledge, Skills, Expertise and Diversity

The Corporate Governance and Public Responsibility Committee considers whether the Board reflects the appropriate balance of knowledge, skills, expertise, and diversity required for the Board as a whole. If the Corporate Governance and Public Responsibility Committee determines there are any gaps in the Board’s overall composition, it will focus its candidate search and recruiting efforts to address those gaps. In conducting a search, diversity is a focal point. The Board believes that diversity, utilizing a broad meaning that specifically includes race, gender, background, ethnicity, accomplishments, and other traits, is an important consideration in selecting candidates.

Sourcing Candidates

Candidates may be considered at any point during the year and come to the attention of the Corporate Governance and Public Responsibility Committee through current Board members, professional search firms or shareholders. The Corporate Governance and Public Responsibility Committee evaluates all nominees against the same criteria.

Other than Ms. Svinicki, all the Directors were elected at the 2022 Annual Meeting of Shareholders. Mr. Guldner recommended Ms. Svinicki to the Corporate Governance and Public Responsibility Committee. In recruiting Ms. Svinicki, the Corporate Governance and Public Responsibility Committee retained Spencer Stuart to perform a background check on Ms. Svinicki. Ms. Svinicki was interviewed by the Corporate Governance and Public Responsibilty Committee and then by the full Board. The Corporate Governance and Public Responsibility Committee recommended Ms. Svinicki for Board membership, and she was added to the Board in February of 2023.

Shareholder Recommendation of Board Candidates for the 2024 Annual Meeting

Shareholder nominations for a director to the Board must be received by the Corporate Secretary at the address set forth below by November 24, 2023 (“Shareholder Nomination”):

Corporate Secretary
Pinnacle West Capital Corporation
400 North Fifth Street, Mail Station 8602
Phoenix, Arizona 85004

Proxy Access

Our Bylaws provide, among other things, that under certain circumstances a shareholder or group of shareholders may include director candidates that they have nominated in our annual meeting proxy statement — “proxy access.” Under these provisions, a shareholder or group of up to 20 shareholders seeking to include director nominees in our annual meeting proxy statement must have owned 3% or more of our outstanding common stock continuously for at least the previous three years. Generally, the number of qualifying shareholder-nominated candidates the Company will include in its annual meeting proxy materials will be limited to the greater of 25% of the Board or two candidates. Based on the current Board size of 12 Directors, the maximum number of proxy access candidates we would be required to include in our proxy materials is three.

Nominees submitted under the proxy access provisions that are later withdrawn or are included in the proxy materials as Board-nominated candidates will be counted in determining whether the 25% maximum has been reached. If the number of shareholder-nominated candidates exceeds 25%, each nominating shareholder or group of shareholders may select one nominee for inclusion in our proxy materials until the maximum number is met. The order of selection would be determined by the amount (largest to smallest) of shares of our common stock held by each nominating shareholder or group of shareholders. Requests to include shareholder-nominated candidates under proxy

2023 Proxy Statement | 22

Back to Contents

access must be received by our Corporate Secretary at the address set forth above not earlier than the close of business on November 7, 2023, nor later than the close of business on December 7, 2023. The number of qualifying shareholder-nominated candidates the Company will include in its proxy materials under proxy access will be reduced on a one-for-one basis in the event the Company receives a Shareholder Nomination, but at least one qualifying shareholder-nominated proxy access nominee will be included in the proxy materials.

In all cases, shareholders and nominees must comply with the applicable rules of the SEC and the applicable sections of our Bylaws relating to qualifications of nominees and nominating shareholders and disclosure requirements.

Board Effectiveness

Board Refreshment Planning

Our Board has developed a robust plan to refresh the Board and its leadership significantly over the next several years. The plan is designed to continue to provide for a well-qualified, diverse and highly independent Board, with the requisite experience and skills to provide effective oversight. Among other things, this plan calls for regularly identifying the current key skills and experience possessed by our members and conducting a comprehensive Board evaluation. This process provides visibility into the skills and experience leaving our Board in the future and helps us identify additional skills, experience or expertise needed to facilitate the Company’s long-term strategy. The Corporate Governance and Public Responsibility Committee takes this information into account when identifying director nominees during the recruitment process.

Director Retirement Policy

Our Board first adopted a Director Retirement Policy in 2016 that was based solely on a person’s age at the time of election. In February 2020, we reevaluated and amended that policy to add a term limit to the age limit. The revised policy provides that an individual will not be eligible to be nominated for election or re-election as a member of the Board if, as of the commencement of the term for which they are nominated, such Director will have completed 12 years of service to the Board or attained 75 years of age. We also added a provision that will allow the Board, if it determines that it is in the Company’s best interest, to extend the term limit to up to 15 years for a particular nominee, so long as the average tenure of the overall Board is less than 10 years. We believe this combination of both a term and age limit provides for regular and thoughtful board refreshment.

2023 Proxy Statement | 23

Back to Contents

Although the Board is committed to the revised Director Retirement Policy, we believed it was advisable to implement it on a gradual basis. The Board was concerned about the rate of retirements under the age-only policy. Under the age-only policy, we would have experienced multiple years with more than one member scheduled to retire. We believed that it was in the best interests of the Company to better stagger these retirements. To that end, we created a transition period that slowed the immediate turn-over rate, but provided a bridge to full implementation of the final policy. Through and until the 2024 Annual Meeting of Shareholders, an individual may not be eligible for nomination for election or re-election to the Board unless, as of the commencement of the term for which they are nominated, the individual will have completed 12 years of service to the Board and attained 75 years of age. The revised policy and the transition period will apply regardless of the source of a nomination and whether the nomination was made by the Board of Directors or by one or more shareholders.

Directors added or retired since the adoption of our Director Retirement Policy:

2016 • Paula J. Sims added
2018 • Roy A. Herberger, Jr. retired
2018 • James E. Trevathan, Jr. added
2020 • Glynis A. Bryan added
2020 • Michael L. Gallagher retired
2021 • William H. Spence added
2021 • Humberto S. Lopez retired
2022 • Gonzalo A. de la Melena, Jr. added
2022 • Denis A. Cortese retired
February 2023 • Kristine L. Svinicki added
May 2023 • Dale E. Klein scheduled retirement

Our Board has been refreshed

Since the adoption of our Director Retirement Policy, six independent Directors have been added and five members of the Board will have retired as of May 17, 2023.

Our average independent Director tenure decreased from 12.3 years as of May 2016 to 8.3 years as of May 2023.

2023 Proxy Statement | 24

Back to Contents

Board Evaluations

The Board has implemented a rigorous annual evaluation process that enables the Board to assess the overall functioning of the Board as a whole, and identify any skills, experience or expertise needed to continue to provide effective oversight of the Company’s long-term strategy. This process also allows the Board to identify any areas of concern, both with respect to the Board overall and with respect to individual performance.

Our Board Evaluation Process
1

Board Evaluation

Each Director completes a comprehensive written

evaluation of Board and committee performance

Reviewed on a one-year stand-alone basis and

three-year basis to identify year-over-year trends

Topics covered include, among others:

•

Board composition and effectiveness

•

Competency and accountability

•

Deliberations and administration

•

Committee effectiveness

•

Specific skills, experience and expertise recommended by

Directors to be added or enhanced

2	Director Self-Evaluation Each Director evaluates different areas of their performance as a Director	Topics covered include, among others: • Independence • Knowledge and expertise • Judgment and skills • Participation and contribution to collective decision-making
3

One-on-One Discussions

Conducted by the Lead Director, who initially reviews the assessment results, in a formal annual call

The Lead Director is prepared to have hard conversations, if necessary, to keep the Board, and each individual Director, functioning at a high level

Topics covered include, among others:

•

The Board, its functions and membership

•

Board and committee structure

•

Processes for effective communication and feedback

•

Director’s plan with respect to continuing Board service

•

Any other topic the individual Director wishes to discuss

4	Evaluation Results	The results of the evaluations and calls are presented to the Corporate Governance and Public Responsibility Committee and the full Board each February
5	Feedback Incorporated	Based on the evaluation results, changes in practices or procedures are considered and implemented as needed

Each year, the Corporate Governance and Public Responsibility Committee reviews the Board and Director Self-Evaluations as well as the evaluation process itself to determine whether any changes are necessary. This annual review is shared with, and recommendations are solicited from, the full Board. As performance issues are identified, they are addressed by the Lead Director and the Chairman of the Board (the “Chairman”) as needed.

Director Onboarding

Upon election to the Board, all new Directors attend a Director orientation program tailored to each Director based on their past individual experience. After Mr. de la Melena was elected to the Board, he received detailed information and materials about our Company, business and operations. He attended an orientation that took place over several days and included meetings with management from multiple business units, and presentations on topics of significance to the Company and our industry. A similar orientation is planned for Ms. Svinicki.

2023 Proxy Statement | 25

Back to Contents

Director Education

Directors are provided with continuing education opportunities both within the Company and externally. In addition to the Company-hosted educational opportunities provided, Directors are invited to attend Palo Verde Off-Site Safety Review Committee meetings that typically occur two times per year, and Directors are encouraged to attend a variety of industry and board-related symposia and conferences throughout the year. Additionally, Directors are permitted to participate in other educational opportunities relevant to the Company.

Director Resignation Policies

We employ a plurality voting standard with a Director resignation policy because we believe a majority voting policy is inconsistent with cumulative voting, which is mandated by the Arizona Constitution.

The Company’s Bylaws provide that in an uncontested election, a director nominee who receives a greater number of votes cast “withheld” for his or her election than “for” such election must promptly tender his or her resignation to the Corporate Governance and Public Responsibility Committee. The Corporate Governance and Public Responsibility Committee is required to evaluate the resignation, taking into account the best interests of the Company and its shareholders, and will recommend to the Board whether to accept or reject the resignation.

Under the Company’s Corporate Governance Guidelines, if there is a substantial change in a Director’s primary business position from the position the Director held when originally elected to the Board, the Director must apprise the Corporate Governance and Public Responsibility Committee and offer his or her resignation. The Corporate Governance and Public Responsibility Committee will recommend to the Board the action, if any, to be taken with respect to the tendered resignation.

Board and Committee Structure

The Board’s Leadership Structure

Lead Director

Kathryn L. Munro currently serves as the Company’s Lead Director and chairs the Corporate Governance and Public Responsibility Committee. As noted in the letters from Mr. Guldner and Ms. Munro, the Board voted in February to change the Board member serving as Lead Director effective in May of 2023. This change is part of an orderly transition in connection with Ms. Munro’s scheduled retirement from the Board in May of 2024. Ms. Munro is now scheduled to step down from the role of Lead Director in May of 2023. Ms. Paula Sims is scheduled to assume the role of Lead Director at that time.

With respect to Ms. Munro, as a former chief executive with significant Board and Chair and Lead Director experience, she has the competence and capability to fulfill the duties of Lead Director. As Lead Director, Ms. Munro guides the Board during these transformative times. Ms. Munro is independent and vigorously carries out the duties of the Lead Director. Ms. Munro makes sure the Directors are focused, are encouraged to offer different points of view, and maintain their independence from management.

2023 Proxy Statement | 26

Back to Contents

The Lead Director performs the following duties and responsibilities as set forth in our Corporate Governance Guidelines:

•

serves as a liaison between the Chairman and the independent Directors;

•

approves the schedule of Board meetings to ensure that there is sufficient time for discussion of all agenda items, review and approve agendas for the Board meetings;

•

reviews and approves information sent to the Boards in connection with Board and Board committee meetings;

•

presides at all meetings at which the Chairman is not present, including executive sessions of the independent Directors (which are regularly scheduled as part of each Board meeting) and calls meetings of the independent Directors when necessary and appropriate;

•

oversees the Board and Board committee evaluation process;

•

is available for appropriate consultation and direct communication with the Company’s shareholders and other interested parties;

•

is authorized to retain outside advisors and consultants who report directly to the Board on board-wide issues; and

•

performs such other duties as the Board may from time-to-time delegate.

This list of duties and responsibilities does not fully capture Ms. Munro’s active role in serving as our Lead Director. For example, Ms. Munro has regular discussions with the CEO, other members of the senior management team and members of the Board between Board meetings on a variety of topics. Ms. Munro focuses the Board on key issues facing our Company and on topics of interest to the Board. She takes the lead on director recruitment and has a formal annual call with each non-employee Director to discuss the Board, its functions, its membership, the individual’s plan with respect to their continuing Board service, and any other topic the individual wishes to discuss with our Lead Director. Her leadership fosters a Board culture of open discussion and deliberation to support sound decision-making. She also encourages communication between management and the Board to facilitate productive working relationships.

Chairman and CEO

Upon promoting Jeff Guldner to the position of CEO, the Board also chose to elect him as Chairman of the Board. The Board believes the Company is in a better position to implement its near- and long-term strategies if the Chairman is also the person directly responsible for the operations executing those strategies. The Board further believes that separating the roles of the CEO and Chairman and appointing an independent Board Chairman at this time would create an additional level of unneeded hierarchy that would only duplicate the activities already vigorously carried out by our Lead Director.

The independent Directors believe that Mr. Guldner, with his extensive knowledge of the challenges facing the Company and our industry and his open leadership style, is a highly effective conduit between the Board and management and that Mr. Guldner provides the vision and leadership to execute on the Company’s strategy and create shareholder value without the need for an independent chair. The Board convenes regularly scheduled executive sessions of the independent Directors in order to ensure the independent Directors can speak candidly and openly without the presence of management.

For further information about our Lead Director, duties, and whether the Board believes an independent Board Chair would be in the best interests of our shareholders, please see our Statement of Opposition to the Shareholder Proposal starting on page 131 of this Proxy Statement.

2023 Proxy Statement | 27

Back to Contents

Board Committees

The Board has five standing committees: Audit; Corporate Governance and Public Responsibility; Finance; Human Resources; and Nuclear and Operating. All the charters of the Board’s committees are publicly available on the Company’s website (www.pinnaclewest.com). All of our committees conduct a formal review of their charters every other year and as often as any committee member deems necessary. In the years in which a formal review is not conducted, the Board has tasked management with reviewing the charters and recommending any changes management deems necessary or reflective of good corporate governance. The charters are also changed as needed to comply with any changes to any applicable rule or regulation.

All of our committees are composed of entirely independent Directors who meet the independence requirements of the NYSE rules, SEC rules, and the Company’s Director Independence Standards, including any specific committee independence requirements. The duties and responsibilities of our committees are described below:

AUDIT COMMITTEE

“In a challenging and ever-changing environment, the Audit Committee members are committed to their obligation of effective oversight of the Company’s audit and financial management.”

—Bruce Nordstrom

2022 Meetings: 6

Committee members:

Bruce J. Nordstrom, Chair

Glynis A. Bryan

Gonzalo A. de la Melena, Jr.

Dale E. Klein

Paula J. Sims

Kristine L. Svinicki

Key member skills

Responsibilities:

•

Oversees the integrity of the Company’s financial statements and internal controls;

•

Appoints the independent accountants and is responsible for their qualifications, independence, performance (including resolution of disagreements between the independent accountants and management regarding financial reporting), and compensation;

•

Monitors the Company’s compliance with legal and regulatory requirements;

•

Reviews the annual audited financial statements or quarterly financial statements, as applicable, and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•

Discusses with management and the independent accountants significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

•

Reviews the Company’s draft earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

•

Discusses guidelines and policies to govern the process by which risk assessment and risk management is undertaken across the Company and discusses the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures; and

•

Reviews management’s monitoring of the Company’s compliance with the Company’s Code of Ethical Conduct.

The Board has determined that each member of the Audit Committee meets the NYSE experience requirements and that Mr. Nordstrom, the Chair of the Audit Committee, and Ms. Bryan are “audit committee financial experts” under applicable SEC rules. None of the members of our Audit Committee currently serve on more than three public company audit committees.

2023 Proxy Statement | 28

Back to Contents

CORPORATE GOVERNANCE AND PUBLIC RESPONSIBILITY COMMITTEE

“The Committee continues to focus on both a short- and long-term strategy for the composition of the Board, taking into careful consideration gender and ethnicity diversity and director tenure.”

—Kathy Munro

2022 Meetings: 4

Committee members:

Kathryn L. Munro, Chair

Richard P. Fox

Bruce J. Nordstrom

Paula J. Sims

David P. Wagener

Key member skills

Responsibilities:

•

Reviews and assesses the Corporate Governance Guidelines;

•

Develops and recommends to the Board criteria for selecting new directors;

•

Identifies and evaluates individuals qualified to become members of the Board, consistent with the criteria for selecting new directors;

•

Recommends director nominees to the Board;

•

Recommends to the Board who should serve on each of the Board’s committees;

•

Reviews significant ESG trends that may impact the Company, ensuring the oversight of relevant ESG issues by the Board and its committees, and makes recommendations to the Board as appropriate;

•

Directly oversees climate change related issues and the Company’s strategies in response to those issues;

•

Reviews the Company’s public and social responsibility policies, strategy, and practices and periodically reviews them with the Board;

•

Reviews the results of the Annual Meeting shareholder votes;

•

Reviews and makes recommendations to the Board regarding the selection of the CEO and succession planning for the CEO and senior management roles;

•

Reviews the Company’s Code of Ethical Conduct for compliance with applicable law;

•

Recommends a process for responding to communications to the Board by shareholders and other interested parties;

•

Reviews the independence of members of the Board and approves or ratifies certain types of related-party transactions;

•

Reviews and makes recommendations to the Board regarding shareholder proposals presented for inclusion in the Company’s proxy materials;

•

Reviews and makes recommendations regarding proxy material disclosures related to the Company’s corporate governance policies and practices;

•

Periodically reviews principal risks relating to the Company’s corporate governance policies and practices or other matters addressed by the Corporate Governance and Public Responsibility Committee;

•

Oversees the Board and committee evaluations on at least an annual basis; and

•

Reviews and assesses the Company’s Political Participation Policy, and then reviews the Company’s policies and practices with respect to governmental affairs strategy and political activities in accordance with that policy.

The Corporate Governance and Public Responsibility Committee periodically reviews and recommends to the Board amendments to the Corporate Governance Guidelines and the Political Participation Policy. The Corporate Governance Guidelines and the Political Participation Policy are available on the Company’s website (www.pinnaclewest.com).

2023 Proxy Statement | 29

Back to Contents

FINANCE COMMITTEE

“The Finance Committee is focused on the short- and long-term financial health of the Company by providing oversight of the Company’s financial performance, financing and capital strategy, and dividend policies and actions.”

—David Wagener

2022 Meetings: 4

Committee members:

David P. Wagener, Chair

Glynis A. Bryan

Richard P. Fox

Kathryn L. Munro

William H. Spence

James E. Trevathan, Jr.

Key member skills

Responsibilities:

•

Reviews the historical and projected financial performance of the Company and its subsidiaries;

•

Reviews the Company’s financial condition, including sources of liquidity, cash flows and levels of indebtedness;

•

Reviews and recommends approval of corporate short-term investment and borrowing policies;

•

Reviews the Company’s financing plan and recommends to the Board approval of the issuance of long-term debt, capital and/or financing leases or other arrangements incorporating the effective intent or purpose of providing any form of financing, common equity and preferred securities, and the establishment of credit facilities;

•

Reviews the Company’s use of guarantees and other forms of credit support;

•

Reviews and monitors the Company’s dividend policies and proposed dividend actions;

•

Establishes and selects the members of the Company’s Investment Management Committee to oversee the investment programs of the Company’s trusts and benefit plans;

•

Reviews and discusses with management the Company’s process for ck,qallocating and managing capital;

•

Reviews and recommends approval of the Company’s annual capital budget;

•

Reviews the Company’s annual operations and maintenance budget and monitors throughout the year how the Company’s actual spend tracks to the budget;

•

Reviews the Company’s insurance programs; and

•

Periodically reviews principal risks relating to the Company’s policies and practices concerning budgeting, financing credit exposures, or other matters addressed by the Finance Committee.

2023 Proxy Statement | 30

Back to Contents

HUMAN RESOURCES COMMITTEE

“The Committee focused on our workforce, specifically addressing issues such as workforce recruitment, development and retention, diversity and inclusion, and [, together with the Corporate Governance and Public Responsibility Committee,] succession planning.”

—Rick Fox

2022 Meetings: 6

Committee members:

Richard P. Fox, Chair

Kathryn L. Munro

Bruce J. Nordstrom

William H. Spence

James E. Trevathan, Jr.

Key member skills

Responsibilities:

•

Reviews management’s programs for the attraction, retention, succession, motivation and development of the Company’s human resources needed to achieve corporate objectives;

•

Establishes the Company’s executive compensation philosophy;

•

Reviews and assesses the Company’s strategies and policies related to human capital management, including those with respect to matters such as diversity, inclusion, pay equity, corporate culture, talent development and retention;

•

Recommends to the Board individuals for election as officers;

•

Annually reviews the goals and performance of the officers of the Company and APS;

•

Approves corporate goals and objectives relevant to the compensation of the CEO, assesses the CEO’s performance in light of these goals and objectives, and sets the CEO’s compensation based on this assessment;

•

Makes recommendations to the Board with respect to non-CEO executive compensation and Director compensation;

•

Administers the Company’s long-term incentive plans;

•

Reviews and discusses with management the Compensation Discussion and Analysis (“CD&A”) on executive compensation set forth in our proxy statements;

•

Reviews the number, type, and design of the Company’s pension, health, welfare and benefit plans;

•

Periodically reviews principal risks relating to the Company’s compensation and human resources policies and practices or other matters addressed by the Human Resources Committee; and

•

Periodically reviews the Company’s compensation policies and practices applicable to executive and non-executive employees to identify and assess potential material risks arising from the policies and practices.

Under the Human Resources Committee’s charter, the Human Resources Committee may delegate authority to subcommittees, but did not do so in 2022. Additional information on the processes and procedures of the Human Resources Committee is provided under the heading “Compensation Discussion and Analysis.”

2023 Proxy Statement | 31

Back to Contents

NUCLEAR AND OPERATING COMMITTEE

“The Committee focused on issues critical to our business, including enterprise safety, nuclear operations, customer service, energy storage, resource adequacy and cybersecurity.”

—Paula Sims

2022 Meetings: 4

Committee members:

Paula J. Sims, Chair

Glynis A. Bryan

Gonzalo A. de la Melena, Jr.

Dale E. Klein

William H. Spence

James E. Trevathan, Jr.

David P. Wagener

Kristine L. Svinicki

Key member skills

Responsibilities:

•

Receives regular reports from management and monitors the overall performance of PVGS;

•

Reviews the results of major PVGS inspections and evaluations by external oversight groups, such as the Institute of Nuclear Power Operations (“INPO”) and the NRC;

•

Monitors overall performance of the principal non-nuclear business functions of the Company and APS, including fossil energy generation, energy transmission and delivery, customer service, fuel supply and transportation, safety, legal and regulatory compliance, key performance indicator results and trends, and any significant incidents or events;

•

Reviews regular reports from management concerning the Company’s environmental, health and safety (“EH&S”) policies and practices, and monitors the Company’s compliance with such policies and applicable laws and regulations and reviews and discusses with management how the Company can continue to improve its safety practices;

•

Reviews APS’s planning for generation resources additions and significant expansions of its bulk transmission system;

•

Periodically reviews principal risks related to the Company’s nuclear, fossil generation, transmission and distribution, and EH&S operations, or other matters addressed by this Committee;

•

Receives reports on the Company’s sustainability initiatives and strategy;

•

Provides oversight of security policies, programs and controls for protection of cyber and physical assets; and

•

Receives regular reports from the Off-Site Safety Review Committee — a committee of non-employee individuals with senior management experience in the nuclear industry and the Palo Verde Director of Nuclear Assurance that provides independent assessments of the safe and reliable operations of PVGS.

2023 Proxy Statement | 32

Back to Contents

Board Meetings and Attendance

In 2022, our Board held eight meetings. All of our Directors attended at least 85% of the Board meetings and any meetings of Board committees on which they served. Each Director is expected to participate in the Annual Meeting. All Board members attended the 2022 Annual Meeting except for Ms. Svinicki, who was not a Director at that time.

Board Oversight and Engagement

Company Culture

In 2020, the Company launched the APS Promise anchoring our commitment to our customers, community, and each other. The Promise explains why we’re here (our purpose), what we’re here to do (our vision and mission), and the principles and behaviors that will empower us to achieve our strategic goals. It represents the opportunity to build on our cultural strengths and develop new behaviors that will enable our future success. The Board receives reports on the Company’s culture, the APS Promise, and progress on our principles.

Strategic Plan

Our strategic plan identifies five long-term strategic issues that are priority focus areas for the business to address over the next ten years. Our plan keeps our eye on the future even as we navigate the dynamic present:

Focus on customer experience and community stewardship

Critical to our success is our ability to deliver value to our customers and build quality relationships with our stakeholders. We have an opportunity to improve the customer experience and strengthen our community stewardship by increasing our customer focus, investing in the community in new ways and building on our emerging ESG objectives.

Support an evolving workforce

As our industry experiences social and economic change, employees continue to be the key differentiators of our success. We must plan and prepare to employ the workforce of the future in order to achieve long-term success. The creation of the APS Promise and a focus on cultural principles will allow us to drive innovation and create a sense of belonging for our employees.

2023 Proxy Statement | 33

Back to Contents

Decarbonize and manage generation resources

National sentiment toward environmental and climate issues increasingly challenges our use of fossil resources and accelerates the transition to renewable and clean energy sources. APS must thoughtfully navigate these transitions to optimize our existing generation fleet, integrate customer-sited resources and strategically invest in the clean energy fleet needed to meet our Clean Energy Commitment.

Achieve a constructive regulatory environment

As a regulated utility, our business outcomes are shaped by regulatory outcomes at the federal, state and local level. This requires us to work from a strong foundation of trust and accountability, and to focus our engagements with the customer top of mind. We must continue to build from a long history of productive relationships and engagement to achieve our long-term objectives.

Ensure long-term financial health

We must keep rates affordable while meeting investor growth expectations and reliability goals. Investments that encourage an economically vital Arizona support our financial health and provide opportunities for new and diversified revenue streams, which will prove essential to our long-term success.

Our Board reviews the development of the strategic business plan and oversees the implementation of that strategy, receiving regular reports from management on progress and any changes throughout the year. The Board, through the Human Resources Committee, is also involved in setting the annual performance metrics, which are aligned with the strategic plan and designed to incentivize achievement of the strategic goals.

Environmental, Social and Governance (“ESG”)

APS has been integrating ESG practices into its core work for almost 30 years. As a business strategy, we seek to establish shared value — addressing environmental, societal and governance challenges in a way that also delivers business value. We believe that the best way to solve these challenges is to work collaboratively to create a clean and sustainable energy future for Arizona. As part of the value creation, we are committed to strong governance practices by building trust through transparency throughout the organization and at the Board level.

To demonstrate the heightened attention on ESG, the Corporate Governance and Public Responsibility Committee has the responsibility to review significant ESG trends that may impact the Company, ensure the oversight of relevant ESG issues by the Board and its committees, and make recommendations to the Board, as appropriate. In early 2023, the Corporate Governance and Public Responsibility Committee charter was amended to include oversight of climate change related issues and the Company’s strategies in response to those issues. Another key focus of the Board is the adoption and maintenance of good governance practices, which is a primary responsibility of the Corporate Governance and Public Responsibility Committee.

The full Board also dedicates a significant amount of time to ESG matters. As an electric utility, environmental matters are at the forefront of our discussions on operations, strategy and risk. The Nuclear and Operating Committee has primary responsibility over operational environmental practices. Our social impact, within the Company, in our community and with our customers, is overseen by the Corporate Governance and Public Responsibility and Human Resources Committees.

2023 Proxy Statement | 34

Back to Contents

In support of our Clean Energy Commitment and the growing role of ESG in our organization, we formed a Sustainability department that is dedicated to integrating environmental, social and governance best practices into the everyday work of APS. Its fundamental purpose is to drive our performance and enhance our reputation as a responsible corporate citizen. The department reports to the Vice President of Sustainability, who reports directly to our Senior Vice President of Public Policy.

In addition, an ESG Executive Council was established to guide the Company’s development of a common, cross-functional ESG vision, ensuring alignment and integration with the corporate strategic framework. The ESG Executive Council also has oversight of ESG reporting and implementation and is responsible for measuring and reporting on the actions taken to reach our Clean Energy Commitment.

The Company also established a framework for the Social Issues Committee. The goal of the framework is to provide a process for considering emergent social issues, and for determining whether or how best to engage on these important issues.

Human Capital Management

Human capital measures and objectives that the Company focuses on in managing its business include the safety of its employees, diversity and inclusion, succession planning, hiring and retention of talent, compensation and benefits and employee engagement. In 2022, the Human Resources Committee had oversight of the Company’s strategies and policies related to human capital management, including those with respect to matters such as diversity, inclusion, and talent development and retention. The Human Resources Committee is also tasked with oversight of the Company’s workforce, including establishing the Company’s executive compensation philosophy and reviewing the Company’s plans and programs for the attraction, retention, succession, motivation, and development of the human resources needed to achieve corporate objectives. The Human Resources Committee also reviews the Company’s pension, health, welfare and benefit plans and is responsible for the oversight of risks relating to or arising out of the Company’s compensation and human resources policies and practices. The Board generally has multiple opportunities each year to interact directly with employees, including during our annual Board meeting at PVGS, during an annual dinner with select employees, and at employee-driven presentations to the Board.

Codes of Ethics

To ensure the highest levels of business ethics, the Board has adopted the Code of Ethical Conduct, which applies to all employees, officers and Directors, and the Code of Ethics for Financial Executives, both of which are described below:

Code of Ethical Conduct (“Code of Ethics”)

Employees, Directors and officers receive access to the Code of Ethics when they join the Company or APS, as well as periodic updates. The Code of Ethics helps ensure that employees, Directors and officers of the Company and APS act with integrity and avoid any real or perceived violation of the Company’s policies and applicable laws and regulations. The Company provides annual online training covering the principles in the Code of Ethics. This training includes extensive discussion of the Company’s principles, an explanation of Company ethical standards, application of ethical standards in typical workplace scenarios, information on reporting concerns, assessment questions to measure understanding, and an agreement to abide by the Code of Ethics. All active employees of the Company, APS and our subsidiaries and all of our Directors complete the training.

2023 Proxy Statement | 35

Back to Contents

Code of Ethics for Financial Executives

The Company has adopted a Code of Ethics for Financial Executives, which is designed to promote honest and ethical conduct and compliance with applicable laws and regulations, particularly as related to the maintenance of financial records, the preparation of financial statements, and proper public disclosure. “Financial Executive” means the Company’s CEO; Chief Administrative Officer; Chief Financial Officer; Chief Accounting Officer; Controller; Treasurer; Vice President, Financial Planning; and General Counsel; the APS President; and other individuals designated from time to time as a Financial Executive subject to the Code of Ethics for Financial Executives by the Chair of the Audit Committee.

Both codes are available on the Company’s website (www.pinnaclewest.com).

The Board’s Role in Risk Oversight

Top risks discussed by the Board and its committees in 2022 included:

•

Legal Compliance & Liability

•

Arizona Utility Regulation

•

Employee Safety, Public Safety and Environmental Welfare

•

Lack of Resource Adequacy & Regional Reliability

•

Catastrophic Fire Event

•

Cybersecurity, Physical Security & Data Privacy

•

Loss of Critical Applications

•

Loss of Customer Trust

•

Ability to Attract and Retain Top Talent

•

Nuclear Strategy & Execution

•

Supply Chain Constraints

•

Shareholder/Environmental, Social and Governance Activism

The Board believes it is important to look at the list fresh each year as part of a diligent risk review.

2023 Proxy Statement | 36

Back to Contents

Responsibilities

Responsibility for managing the Company’s risks rests with the Company’s senior management team. The Board’s oversight of the Company’s risk management function is designed to provide assurance that our risk management processes are well adapted to and consistent with the Company’s business and strategy and are functioning as intended.

2023 Proxy Statement | 37

Back to Contents

Highlights of Certain Risks

Two of the top risks monitored by the Board and its committees in 2022 were as follows:

Ability to Attract & Retain Top Talent

The Company is increasingly challenged to attract and compete for top talent in a market where its competitors are no longer other utilities, but all other industries and markets on a national scale. Arizona business growth, including key segments of engineering and technology, coupled with soaring real estate prices in Arizona, also exacerbate an already challenging talent market. A deep adoption of remote work throughout the country has created hyper-talent mobility of critical knowledge workers. Employees have an expectation of a culture of remote work, career growth and flexibility. These expectations create a risk of losing talented and vital knowledge workers, who may seek employment elsewhere with more upward mobility, or more flexible work options.

Main components of the mitigation strategy include:

•

leadership development programs;

•

Total Rewards Modernization and Workplace of the Future Initiative;

•

ongoing engagement surveys; and

•

promotion of Company purpose and culture through the APS Promise and Principles

Responsibility for oversight of this risk was allocated to the Human Resources Committee.

Supply Chain Constraints

The Company is increasingly dependent on third parties for a variety of both core and peripheral goods and services. This risk is exacerbated by global supply chain constraints particularly for processors, solar panels and critical raw materials for battery manufacturing. Additionally, given the 2019 rate case outcome there is increasing risk of regulatory oversight into the procurement process to ensure the Company will successfully recover costs associated with necessary plant repairs and upgrades in addition to technology upgrades to meet the Clean Energy Commitment. The Company is diligently executing risk evaluations in the cyber space, but an increased dependence on contract labors, particularly in the information technology space, is requiring the Company to balance availability and costs against risk exposure related to onboarding third parties and outside vendors. Main components of the mitigation strategy include:

•

dual sourcing of suppliers;

•

Vendor Management Organization;

•

utilization of non-conventional sources and suppliers; and

•

developing emergency engineering approvals to procure alternate materials.

Responsibility for oversight of this risk was allocated to the Nuclear and Operating Committee.

2023 Proxy Statement | 38

Back to Contents

Management Succession

Our Board places a high priority on senior management development and succession planning. While the Corporate Governance and Public Responsibility Committee has principal responsibility for overseeing CEO and other senior management succession planning, the Human Resources Committee and full Board are actively involved in reviewing our senior management succession plans, which are designed to provide for smooth and thoughtful leadership transitions. Our deliberate and thoughtful succession plans continue to be implemented with the following changes: Theodore N. Geisler was promoted to the position of President of APS; Andrew D. Cooper was promoted to the position of Senior Vice President and Chief Financial Officer of Pinnacle West and APS; and Paul J. Mountain was promoted to the position of Vice President, Finance and Treasurer of Pinnacle West and APS. We also made several changes at PVGS, including: appointed Adam C. Heflin to the position of Executive Vice President and Chief Nuclear Officer of PVGS of APS; appointed Cary Harbor to the position of Vice President, Nuclear Regulatory and Oversight of PVGS of APS; appointed Alfred “Rex” Meeden to the position of Vice President, Nuclear Engineering of PVGS of APS; and appointed John Hernandez to the position of Vice President, Site Services of PVGS of APS. We also promoted Jose Esparza to the position of Senior Vice President, Public Policy of APS.

The implementation of our succession plan is the result of the Corporate Governance and Public Responsibility and Human Resources Committees engaging with management in thorough analysis and thoughtful discussions, including the development and evaluation of current and potential senior leaders.

Given our need for specialized experience, we maintain strong management succession planning practices and are focused on developing and retaining talent within our Company. Our Board’s focus on attracting, developing and retaining highly skilled and experienced executives is a core consideration in structuring our executive compensation program.

2023 Proxy Statement | 39

Back to Contents

Shareholder Engagement

We have an established engagement program to maintain a dialogue with our shareholders throughout the year. Each year we strive to respond to shareholder questions in a timely manner, conduct extensive proactive outreach to investors, and evaluate the information we provide to investors in an effort to continuously improve our engagement.

Shareholder Outreach	Board Access
In 2022, we contacted the holders of approximately 70% of the shares outstanding

Our Board is focused on shareholder feedback. Our Lead Director and other members of the Board, depending on the topic to be discussed, have participated in shareholder discussions, providing shareholders with direct access to the Board.

Matters Discussed in our Fall 2022 Outreach
• Our strategy • Our performance • Our Clean Energy Commitment	• Board refreshment • Our employees • Executive compensation	• Customer experience • Diversity, equity and inclusion
We Listen to our Shareholders

What our shareholders think is important to us. We want to ensure we have the opportunity to engage directly with our shareholders. We seek to maintain a transparent and productive dialogue with our shareholders. Each year we take feedback from our shareholders, ESG rating agencies and organizations, and other stakeholders to ensure our strategy and focus align with the interests of our shareholders and community.

Board Responsiveness

In response to feedback we’ve received, we improved shareholder rights by decreasing the number of shares required to call a special meeting of shareholders from 25% to 15%, refined our executive compensation program to further align pay-for-performance — as detailed in the CD&A — and we announced our bold aspiration to serve customers with 100% clean, carbon-free energy by 2050. In addition, we set an interim target to achieve 65% clean, carbon-free energy and 45% renewables by 2030. We also revised our performance share metrics to add a new clean megawatts installed metric.

In 2019, 2020 and 2022, we received a shareholder proposal with respect to the shareholder special meeting right. In 2019, the proposal was rejected by a margin of 7.2%, in 2020, the proposal was rejected by a margin of 22.88%, and in 2022, the proposal was rejected by a margin of 29.25%. As part of our shareholder outreach program, we discussed the topic with our shareholders to get a better understanding of their preferences with regard to the threshold to calling a special meeting. As a result of these discussions, we found that there was no consensus from our shareholders as to what they believed the proper threshold should be, though a majority of them did not believe that 10% was the proper threshold, as reflected in the vote results each year the proposal was presented.

2023 Proxy Statement | 40

Back to Contents

Annual Engagement Cycle

SPRING	SUMMER	FALL	WINTER

We publish annual communications to our shareholders: Annual Report, Proxy Statement, and Corporate Responsibility Report. We reach out to our shareholders and discuss proxy-related topics in connection with our Annual Meeting held in May.

We review the results of the Annual Meeting and potential improvements to our governance policies and practices.

We reach out to our shareholders in order to discuss the Annual Meeting outcome and to understand their priorities for the year. We communicate shareholder feedback to the Board and use it to enhance our governance practices, our disclosures and our sustainability and compensation programs.

The cycle concludes with the Board considering our shareholders’ feedback and determining whether to implement items in response.
Communicating with the Board

Shareholders and other parties interested in communicating with the Board, the independent Directors or with the Lead Director may do so by writing to the Corporate Secretary, Pinnacle West Capital Corporation, 400 North Fifth Street, Mail Station 8602, Phoenix, Arizona 85004. The Corporate Secretary will transmit such communications, as appropriate, depending on the facts and circumstances outlined in the communications. In that regard, the Corporate Secretary has discretion to exclude communications that are unrelated to the duties and responsibilities of the Board, such as commercial advertisements or other forms of solicitations, service or billing matters and complaints related to individual employment-related actions.

2023 Proxy Statement | 41

Back to Contents

Director Nominees for the 2023 Annual Meeting

Proposal 1: Election of Directors

The eleven nominees for election as Directors are set forth on the next page. All nominees will be elected for a one-year term that will expire at the 2024 Annual Meeting. The Directors’ ages are as of February 22, 2023. All of our Directors also serve as Directors of APS for no additional compensation.

The Board of Directors unanimously recommends a vote FOR the election of each of the nominated Directors.

2023 Proxy Statement | 42

Back to Contents

Director Nominees’ Key Skills and Experience

DIVERSITY
Gender or Ethnicity
FINANCE & ACCOUNTING
Audit Expertise
Finance/Capital Allocation
Financial Literacy and Accounting
Investment Experience
BUSINESS OPERATIONS AND STRATEGY
Business Strategy
Complex Operations Experience
Corporate Governance
Customer Perspectives
Extensive Knowledge of Company’s Business Environment
Sustainability
LEADERSHIP EXPERIENCE IN A LARGE ORGANIZATION
CEO/Senior Leadership
Public Board Service
Human Capital Management
THE COMPANY’S INDUSTRY
Nuclear Experience
Utility Industry Experience
PUBLIC POLICY AND REGULATORY COMPLIANCE
Government/Public Policy/Regulatory
RISK OVERSIGHT AND RISK MANAGEMENT
Risk Oversight and Risk Management
■ Board Leadership

2023 Proxy Statement | 43

Back to Contents

Director Nominees

GLYNIS A. BRYAN
Age 64 Director since: 2020 INDEPENDENT DIRECTOR Committees: • Audit • Finance • Nuclear and Operating	Background
•

Since 2007: CFO, Insight Enterprises, Inc. (computer hardware, software, and technology solutions)

•

Ms. Bryan is also a director of Pentair plc, but her term will expire on May 9, 2023, and she is not standing for re-election.

Qualifications

As a CFO for more than 20 years, Ms. Bryan brings to the Board broad functional experience in financial planning and analysis, treasury, capital markets and managing financial risk. In addition to her executive leadership experience, she also has more than 15 years of public company board experience, serving on the Board of Pentair plc where she serves as the Chair of the Audit and Finance Committee and previously served as the Chair of the Governance Committee. Ms. Bryan also brings added diversity to the Board as a woman of color.

Nominee Skills and Experience

As a long-tenured CFO and member of a public board of a large, multinational corporation, Ms. Bryan brings the following key attributes to the Company:

•

Audit Expertise

•

Finance/Capital Allocation

•

Financial Literacy/Accounting

•

Business Strategy

•

Complex Operations Experience

•

CEO/Senior Leadership

•

Public Board Service

•

Government/Public Policy/Regulatory

•

Risk Oversight and Risk Management

2023 Proxy Statement | 44

Back to Contents

GONZALO A. DE LA MELENA, JR.
Age 54 Director since: 2022 INDEPENDENT DIRECTOR Committees: • Audit • Nuclear and Operating	Background
•

Since 2012: Founder and CEO, Emerging Airport Ventures, LLC (airport concessions company)

•

Mr. de la Melena served as the CEO of the Arizona Hispanic Chamber of Commerce from 2010 to 2020

•

Mr. de la Melena currently serves on the Board of Directors of Gainey Business Bank (de novo), Education Forward Arizona and the Airport Minority Advisory Council

Qualifications

As the current Founder and CEO of Emerging Airport Ventures, Mr. de la Melena brings a deep understanding of finance, investment experience and CEO experience to the Board. As an Arizonan, Mr. de la Melena can provide valuable insight into our customers’ expectations, needs, and perspectives. As the former CEO of the Hispanic Chamber of Commerce, he brings extensive experience in economic development, which is a valuable attribute in light of Arizona’s fast growth and development. Mr. de la Melena also brings added diversity to the Board as a member of the Hispanic community.

Nominee Skills and Experience

As the current CEO and Founder of Emerging Airport Ventures and as an Arizonan, and as the former CEO of the Arizona Hispanic Chamber of Commerce, Mr. de la Melena brings the following key attributes to the Company:

•

Finance/Capital Allocation

•

Financial Literacy and Accounting

•

Investment Experience

•

Business Strategy

•

Customer Perspectives

•

Sustainability

•

CEO/Senior Leadership

•

Human Capital Management

•

Government/Public Policy/Regulatory

2023 Proxy Statement | 45

Back to Contents

RICHARD P. FOX
Age 75 Director since: 2014 INDEPENDENT DIRECTOR Committees: • Corporate Governance and Public Responsibility • Finance • Human Resources (Chair)	Background
•

Since 2001: Consultant and independent board member for companies in various industries

•

Mr. Fox previously held executive, operational and financial positions at CyberSafe Corporation (“CyberSafe”), Wall Data, Incorporated (“Wall Data”) and PACCAR Inc., and is a former Managing Partner of Ernst & Young’s Seattle office

•

Mr. Fox is also a director of FrontDoor, Inc. and Univar Solutions, Inc.

•

Within the past five years, Mr. Fox has served as a director of ServiceMaster, LiveRamp Holdings, Inc., Global Holdings, and Acxiom Corporation

Qualifications

As a former Managing Partner of Ernst & Young, former CFO of Wall Data, and President and COO of CyberSafe, Mr. Fox has a deep understanding of auditing, financial and accounting matters. Mr. Fox has also served on the boards of several companies throughout his career, including seven public companies, giving him extensive insights into corporate governance, human capital management and compensation, investment opportunities, risk oversight and risk management, and the customer perspective. His extensive board experience, including service on various audit, governance, human resources and finance committees, including chairmanships, adds to the Board’s depth and capabilities.

Nominee Skills and Experience

As a former Managing Partner of Ernst & Young, one of the “Big Four” auditing firms with multinational operations, Mr. Fox brings the following key attributes to the Company:

•

Finance/Capital Allocation

•

Financial Literacy and Accounting

•

Investment Experience

•

Corporate Governance

•

Customer Perspectives

•

Sustainability

•

Public Board Service

•

Human Capital Management

•

Risk Oversight and Risk Management

2023 Proxy Statement | 46

Back to Contents

JEFFREY B. GULDNER
Age 57 Director since: 2019 CHAIRMAN OF THE BOARD, PRESIDENT AND CEO OF PNW AND CHAIRMAN OF THE BOARD AND CEO OF APS	Background
•

Since May 2022: Chairman of the Board, President and CEO of the Company and Chairman of the Board and CEO of APS

•

From August 2021 to May 2022: Chairman of the Board, President and CEO of the Company and APS

•

From November 2019 to August 2021: Chairman of the Board, President and CEO of the Company and Chairman of the Board and CEO of APS

•

From December 2018 to January 2020: President of APS

•

From May 2017 to November 2019: Executive Vice President, Public Policy of the Company

•

From May 2017 to December 2018: Executive Vice President, Public Policy of APS

•

From May 2017 to August 2018: General Counsel of the Company and APS

•

From 2014 to May 2017: Senior Vice President, Public Policy of APS

Qualifications

Mr. Guldner joined the Company in 2004 and has held a number of leadership and executive positions responsible for several different areas of importance to the health and success of the Company, including public policy, legal, rates and regulation, government affairs and customer service. Prior to joining APS, Mr. Guldner was a partner in the Phoenix office of Snell & Wilmer LLP, where he practiced public utility, telecommunications and energy law. Before practicing law, Mr. Guldner served as a surface warfare officer in the United States Navy and was an assistant professor of naval history at the University of Washington.

Nominee Skills and Experience

Mr. Guldner has comprehensive experience within the Company in many different areas of importance to the overall health of the Company, including the development of strategy with respect to rates and regulation, as well as our clean energy vision. Mr. Guldner brings the following key attributes to the Company:

•

Business Strategy

•

Customer Perspective

•

Extensive Knowledge of Company’s Business Environment

•

Sustainability

•

CEO/Senior Leadership

•

Human Capital Management

•

Utility Industry Experience

•

Government/Public Policy/Regulatory

•

Risk Oversight and Risk Management

2023 Proxy Statement | 47

Back to Contents

KATHRYN L. MUNRO
Age 74 Director since: 2000 INDEPENDENT DIRECTOR Lead Director Committees: • Corporate Governance and Public Responsibility (Chair) • Finance • Human Resources	Background
•

Since July 2003: Principal of BridgeWest, LLC (investment company)

•

From February 1999 until July 2003: Chairman of BridgeWest, LLC

•

From 1996 to 2000: Chief Executive Officer of Bank of America’s (“BofA”) Southwest Banking Group

•

From 1994 to 1996: President of BofA Arizona. Prior to that, Ms. Munro held a variety of senior positions during her 20-year career with BofA

•

Ms. Munro is Lead director of Knight-Swift Transportation Holdings, Inc. (“Knight-Swift”)

•

Within the past five years, Ms. Munro has served as a director of Premera Blue Cross

Qualifications

As principal of an investment company, former CEO of BofA’s Southwest Banking Group, and President of BofA Arizona, Ms. Munro brings business and investment acumen, financial and capital allocation experience, and leadership skills to the Company. Her extensive knowledge of the Company’s business environment includes experience with the cycles in Arizona’s economy, which assists a growing infrastructure company like Pinnacle West in accessing capital and meeting its financing needs. Ms. Munro is an experienced Director, currently serving on the boards of Knight-Swift, providing her experience in human capital management and compensation, corporate governance, and risk oversight and risk management.

Nominee Skills and Experience

As a former CEO of BofA’s Southwest Banking Group, Ms. Munro brings a wealth of experience to the Company, including the following key attributes:

•

Finance/Capital Allocation

•

Investment Experience

•

Corporate Governance

•

Extensive Knowledge of Company’s Business Environment

•

Sustainability

•

CEO/Senior Leadership

•

Public Board Service

•

Human Capital Management

•

Risk Oversight and Risk Management

2023 Proxy Statement | 48

Back to Contents

BRUCE J. NORDSTROM
Age 73 Director since: 2000 INDEPENDENT DIRECTOR Committees: • Audit (Chair) • Corporate Governance and Public Responsibility • Human Resources	Background
•

Since January 2021: Of Counsel to and certified public accountant, Nordstrom & Associates, P.C., in Flagstaff, Arizona

•

June 2019 to December 2020: Vice President of and certified public accountant, Nordstrom & Associates, P.C.

•

From 1988 to June 2019: President of and certified public accountant, Nordstrom & Associates, P.C.

Qualifications

As the former president of and current Of Counsel to an accounting firm, Mr. Nordstrom has gained an extensive accounting, auditing and financial skill set, as well as experience in strategy development and the principles of risk oversight and risk management. His tenure with the Company in addition to operating an Arizona-based business has provided him with extensive knowledge of the Company’s business environment. Furthermore, as an individual who built an accounting firm in Flagstaff, Arizona, Mr. Nordstrom has obtained experience in human capital management and compensation and corporate governance, as well as a familiarity with the perspectives of customers in the northern Arizona service territory of APS.

Nominee Skills and Experience

As the former President of Nordstrom & Associates, P.C. and a practicing CPA, Mr. Nordstrom brings the following key attributes to the Company:

•

Audit Expertise

•

Financial Literacy/Accounting

•

Investment Experience

•

Business Strategy

•

Corporate Governance

•

Customer Perspectives

•

Extensive Knowledge of Company’s Business Environment

•

Human Capital Management

•

Risk Oversight and Risk Management

2023 Proxy Statement | 49

Back to Contents

PAULA J. SIMS
Age 61 Director since: 2016 INDEPENDENT DIRECTOR Committees: • Audit • Corporate Governance and Public Responsibility • Nuclear and Operating (Chair)	Background
•

Since December 2022: Consultant

•

From May 2012 to December 2022: Professor of Practice and Executive Coach, University of North Carolina Kenan-Flagler Business School

•

From January 2011 to June 2012: Senior Vice President of Corporate Development and Improvement and Chief Integration Officer for Duke/Progress Merger

•

From July 2010 to June 2012: Senior Vice President of Corporate Development and Improvement, Progress Energy, Inc.

•

From July 2007 to July 2010: Senior Vice President Power Operations, Progress Energy, Inc.

Qualifications

Ms. Sims worked directly in the utility industry for more than 13 years. She brings extensive leadership experience to the Company in business and finance strategy, electric utility operations, nuclear strategy, and operating in a regulated environment. In her prior roles at Progress Energy, Ms. Sims was responsible for complex business operations and strategy, including new generation, supply chain and information technology, as well as overall process and efficiency improvements. Her experience gives her extensive insight into the operational, financial, regulatory, and risk-related matters that are of ever-increasing significance to the Company.

Nominee Skills and Experience

Ms. Sims brings hands-on experience in electric utility operations, including generation, renewable energy, energy efficiency, fuels and energy trading, and customer service, as well as an understanding of the role of management and executive oversight, and brings the following key attributes to the Company:

•

Financial Literacy and Accounting

•

Complex Operations Experience

•

Corporate Governance

•

Sustainability

•

CEO/Senior Leadership

•

Nuclear Experience

•

Utility Industry Experience

•

Government/Public Policy/Regulatory

•

Risk Oversight and Risk Management

2023 Proxy Statement | 50

Back to Contents

WILLIAM H. SPENCE
Age 66 Director since: 2021 INDEPENDENT DIRECTOR Committees: • Finance • Human Resources • Nuclear and Operating	Background
•

Since March 2021: Former Chairman of the Board, PPL Corporation (investor-owned electric utility)

•

From June 2020 to March 2021: Chairman of the Board, PPL Corporation

•

From March 2012 to June 2020: Chairman of the Board, President and Chief Executive Officer, PPL Corporation

•

Mr. Spence is also a director of the Williams Companies, Inc.

Qualifications

As the former Chief Executive of an investor-owned electric utility company, Mr. Spence brings a broad range of operating experience in the energy industry. He has extensive experience in strategy development and risk management and has a comprehensive understanding of the issues facing an electric utility, including regulatory strategy and customer service. He also brings significant public board experience both from his role as Chairman of PPL Corporation and from his service as a director of the Williams Companies, Inc.

Nominee Skills and Experience

As a former CEO of an electric utility, Mr. Spence brings the following skills to the Board:

•

Business Strategy

•

Complex Operations Experience

•

Customer Perspectives

•

Sustainability

•

CEO/Senior Leadership

•

Public Board Experience

•

Nuclear Experience

•

Utility Industry Experience

•

Government/Public Policy/Regulatory

2023 Proxy Statement | 51

Back to Contents

KRISTINE L. SVINICKI
Age 56 Director since: 2023 INDEPENDENT DIRECTOR Committees: • Audit • Nuclear and Operating	Background
•

Since February 2021: Adjunct Professor, Nuclear Engineering and Radiological Sciences, University of Michigan

•

From March 2008 to January 2021: Chairman, U.S. Nuclear Regulatory Commission (January 2017-January 2021) and previously Commissioner (March 2008-January 2017)

•

From January 2001-March 2008: Professional Staff Member, U.S. Senate

•

From December 1990 to February 2001: Project Manager and Nuclear Engineer, U.S. Department of Energy

•

Ms. Svinicki is also a director of Southern Company and TerraPower

Qualifications

The NRC oversees nuclear power plant operations in the United States. As the former Chairman of the NRC, Ms. Svinicki brings expertise in all aspects of nuclear energy regulation, operation, technology and safety. Her broad national and international experience in all aspects of the nuclear utility industry, nuclear energy, government and regulation brings value to the Board, particularly from the perspective of our operations at Palo Verde Generating Station and business environment. Her service with the NRC, including her tenure as Chairman, gives her senior leadership experience in operating large, complex organizations, financial literacy and human capital managment and compensation experience.

Nominee Skills and Experience

As a former U.S. Nuclear Regulartory Commission Chairman, Ms. Svinicki brings the following skills to the Board:

•

Finance/Capital Allocation

•

Financial Literacy and Accounting

•

Complex Operations Experience

•

CEO/Senior Leadership

•

Public Board Service

•

Human Capital Managment

•

Nuclear Experience

•

Utility Industry Experience

•

Government/Public Policy/Regulatory

2023 Proxy Statement | 52

Back to Contents

JAMES E. TREVATHAN, JR.
Age 69 Director since: 2018 INDEPENDENT DIRECTOR Committees: • Finance • Human Resources • Nuclear and Operating	Background
•

From July 2012 to December 2018: Executive Vice President and COO, Waste Management, Inc. (“Waste Management”) (waste disposal and recycling solutions)

•

From June 2011 to July 2012: Executive Vice President of Growth, Innovation and Field Support, Waste Management, Inc.

•

From July 2007 to June 2011: Senior Vice President — Southern Group, Waste Management, Inc.

Qualifications

Mr. Trevathan brings to the Board more than 35 years of complex operational experience, serving 15 years in an executive capacity, with a focus on safety, environmental issues, customer service, disruptive technology, risk oversight and risk management, and community and regulatory affairs. Through his experience at Waste Management, Mr. Trevathan has gained significant experience in the oversight and management of risk, human capital management, business strategy development, as well as literacy in finance and accounting.

Nominee Skills and Experience

From his more than 35 years of operational and executive experience at Waste Management, Mr. Trevathan brings the following key attributes to the Company:

•

Financial Literacy and Accounting

•

Business Strategy

•

Complex Operations Experience

•

Customer Perspectives

•

Sustainability

•

CEO/Senior Leadership

•

Human Capital Management

•

Government/Public Policy/Regulatory

•

Risk Oversight and Risk Management

2023 Proxy Statement | 53

Back to Contents

DAVID P. WAGENER
Age 68 Director since: 2014 INDEPENDENT DIRECTOR Committees: • Corporate Governance and Public Responsibility • Finance (Chair) • Nuclear and Operating	Background
•

Since June 1995: Managing Partner, Wagener Capital Management (investment and advisory firm serving utility and private equity companies)

•

Mr. Wagener previously held executive positions at Salomon Brothers and Goldman, Sachs & Co.

Qualifications

Mr. Wagener brings to the Board over 40 years of experience in the power/energy industry, project finance and investment banking experience, and knowledge of utility regulation. Through his financial experience and service on boards of public companies, he has developed key experience in corporate governance, capital allocation, accounting, and risk oversight and risk management. His participation brings value to the Company and the Board as we address structural and business strategy challenges facing the utility industry.

Nominee Skills and Experience

As the Managing Partner of Wagener Capital Management, Mr. Wagener is experienced at analyzing business strategies, and brings the following key attributes to the Company:

•

Finance/Capital Allocation

•

Financial Literacy/Accounting

•

Investment Experience

•

Business Strategy

•

Corporate Governance

•

Extensive Knowledge of Company’s Business Environment

•

CEO/Senior Leadership

•

Utility Industry Experience

•

Risk Oversight and Risk Management

Current Directors Not Standing for Reelection

Dale E. Klein, Ph.D. will retire from the Board effective at the Annual Meeting. The Board recognizes Dr. Klein for his distinguished service throughout the years and thanks him for his tireless labor, devotion and service to the Company.

2023 Proxy Statement | 54

Back to Contents

Director Independence

NYSE rules require companies whose securities are traded on the NYSE to have a majority of independent directors. These rules describe certain relationships that prevent a director from being independent and require a company’s board of directors to make director independence determinations in all other circumstances. The Company’s Board has also adopted Director Independence Standards to assist the Board in making independence determinations. These Director Independence Standards are available on the Company’s website (www.pinnaclewest.com).

11 OF OUR 12 Directors are
independent

In accordance with the NYSE rules and the Director Independence Standards, the Board undertakes an annual review to determine which of its Directors are independent. The review generally takes place in the first quarter of each year; however, Directors are required to notify the Company of any changes that occur throughout the year that may impact their independence. Based on the Board’s review, the Board has determined that all the Company’s Directors and Director nominees are independent, except Mr. Guldner due to his employment with the Company. Dr. Cortese was independent while he was a member of the Board.

The Company has purchase, sale and other transactions and relationships in the normal course of business with companies with which certain Company Directors are associated but which the Board determined are not material to our Company, the Directors or the companies with which the Directors are associated. These transactions were reviewed and considered by the Board in determining the independence of Company Directors. In particular, the Board took into account the following transactions during fiscal year 2022:

•

Ms. Bryan is an executive officer of Insight Enterprises, Inc. (“Insight”), which provides computer hardware and software products and information technology services to APS. The amounts paid to Insight represent less than 0.85% of the Company’s and Insight’s total annual revenues; and

•

Mr. Fox serves as a director of Univar Solutions, Inc. (“Univar”), from which APS purchases chemicals that are used in the operation and maintenance of our power plants. The amounts paid to Univar represent less than 1.86% of the Company’s and Univar’s total annual revenues.

The Board believes that all the transactions and relationships during fiscal year 2022 described above were at arm’s-length and with terms that were reasonable and competitive and the Directors did not participate in or receive any direct personal benefit from these transactions.

In addition, with respect to all the Directors, the Board considered that many of the Directors and/or businesses of which they are officers, Directors, shareholders, or employees are located in APS’s service territory and purchase electricity from APS at regulated rates in the normal course of business. The Board considered these relationships in determining the Directors’ independence, but, because the rates and charges for electricity provided by APS are fixed by the ACC, and the Directors satisfied the other independence criteria specified in the NYSE rules and the Director Independence Standards, the Board determined that these relationships did not impact the independence of any Director. The Board also considered contributions to charitable and non-profit organizations where a Director also serves as a director of such charity or organization. However, since no Director is also an executive officer of such charitable or nonprofit organization, the Board determined that these payments did not impact the independence of any Director.

2023 Proxy Statement | 55

Back to Contents

Director Compensation

Compensation of the Directors for 2022 was as follows:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(2)	All Other Compensation ($)	Total ($)
Glynis A. Bryan	110,000	139,986	1,178	0	251,164
Denis A. Cortese, M.D.(4)	41,994	0	0	0	41,994
Richard P. Fox	130,000	139,986	21,251	0	291,237
Jeffrey B. Guldner(3)	0	0	0	0	0
Gonzalo A. de la Melena, Jr. (5)	93,305	178,108	0	0	271,413
Dale E. Klein, Ph.D.	110,000	139,986	0	0	249,986
Kathryn L. Munro	160,000	139,986	18,155	0	318,141
Bruce J. Nordstrom	130,000	139,986	63,837	0	333,823
Paula J. Sims	130,000	139,986	3,157	0	273,143
William H. Spence	110,000	139,986	0	0	249,986
James E. Trevathan, Jr.	110,000	139,986	9,555	0	259,541
David P. Wagener	130,000	139,986	0	0	269,986
(1)

In accordance with FASB ASC Topic 718, this amount reflects the aggregate grant date fair value of the stock awards. On May 18, 2022, all of the Directors at that time received a grant of either common stock or stock units (“SUs”) based on an election previously delivered to the Company. All Directors who received the grant on May 18, 2022 received common stock except for Messrs. Spence, and Trevathan, Dr. Klein, and Mses. Bryan and Munro, who each received SUs. Under the terms of the SUs, Ms. Bryan and Dr. Klein will receive 100% of the SUs in stock; Mr. Spence and Mr. Trevathan will receive 100% of the SUs in cash; and Ms. Munro will receive 50% of the SUs in cash and 50% of the SUs in common stock, in all cases on the last business day of the month following the month in which they separate from service on the Board, with the exception of Dr. Klein who will receive payment on May 1, 2024. The number of shares of common stock or SUs granted was 1,878, and the grant date fair value of each share of common stock or SU was $74.54, which was the closing stock price on May 18, 2022. In addition, on March 1, 2022, Mr. de la Melena received a pro-rata grant of common stock based on his service on the Board from February 2022 to May 2022 in the amount of 546 shares, and the shares have a grant date fair value of $38,122. As of December 31, 2022, the following Directors had the following outstanding restricted stock units (“RSU”) or SU awards: Ms. Bryan — 5,168; Mr. Fox — 8,927; Dr. Klein — 21,274; Ms. Munro — 19,229; Ms. Sims — 2,817; Mr. Spence — 1,878; and Mr. Trevathan — 6,431.

(2)

The Company does not have a pension plan for Directors. The amount in this column consists solely of the above-market portion of annual interest accrued under a deferred compensation plan pursuant to which Directors may defer all or a portion of their Board fees. See the discussion of the rates of interest applicable to the deferred compensation program under “Discussion of Nonqualified Deferred Compensation.”

(3)

Mr. Guldner is a NEO and his compensation is set forth in the Summary Compensation Table. Only non-management Directors are compensated for Board service.

(4)

Dr. Cortese retired from the Board of Directors on May 18, 2022.

(5)

Mr. de la Melena joined the Board of Directors on February 23, 2022.

Discussion of Directors’ Compensation

The Human Resources Committee makes recommendations to the Board for compensation, equity participation, and other benefits for Directors. The Director compensation program consists of the following components:

Compensation Component	Amount ($)
Annual Retainer	110,000
Audit Committee, Corporate Governance and Public Responsibility Committee, Human Resources Committee, Finance Committee, and Nuclear and Operating Committee Chairs Annual Retainers	20,000
Lead Director Annual Retainer	30,000
Annual Equity Grant	Shares with a value of approximately $140,000 on the grant date

2023 Proxy Statement | 56

Back to Contents

Directors had an option to either receive the stock grant on May 18, 2022 or defer the receipt until a later date. A director who elected to defer his or her receipt of stock received SUs in lieu of the stock grant. Those directors who elected to receive SUs were able to elect to receive payment for the SUs in either: (1) stock; (2) 50% in stock and 50% in cash; or (3) cash. The directors also elected whether to receive these payments either as of the last business day of the month following the month in which the director separates from service on the Board, or as of a date specified by the director, which date must be after December 31 of the year in which the grant was received. The SUs accrue dividend rights equal to the amount of dividends the director would have received if the director had directly owned one share of our common stock for each SU held, plus interest at the rate of 5% per annum, compounded quarterly. The manner of payment for the dividends and interest will be based on the director’s election for payment of the SUs.

Directors of Pinnacle West also serve on the APS Board of Directors for no additional compensation. The Company reimburses Board members for expenses associated with Board meetings and director education programs.

The 2012 Long-Term Incentive Plan, as amended (the “2012 Plan”), was amended in 2017 to add an overall limit to non-employee directors’ compensation. The value of equity grants (based on the grant date value) plus the aggregate amount of cash fees earned or paid is limited to $500,000 per calendar year. The 2021 Plan contains a similar limitation.

A comparison against the compensation programs of a peer group is generally performed every two years. A study was last performed by Frederick W. Cook & Co. (the “Consultant”), the Human Resources Comittee’s independent compensation consultant, and reviewed by the Human Resources Committee in December 2022 and using the peer group that was used in setting 2022 and 2023 executive compensation. At that time, the Human Resources Committee recommended to the Board, and the Board approved, increasing the value of the annual retainer from $110,000 to $115,000 and the annual equity grant from $140,000 to $150,000, and the committee chair retainers from $15,000 to $20,000. The Human Resources Committee also voted to amend the Director Equity Program as follows: SUs will be payable only in stock, thereby removing the option to select cash, stock or a combination of cash and stock; dividend equivalents will be treated as reinvested when the common stock dividend is paid, and will be paid in cash; the interest component was removed; and a cap of two years after retirement from the Board was added to the length of time a Director can defer the payout of the SUs. These changes will go into effect in May 2023.

Director Stock Ownership Policy

The Company believes that Directors should have a meaningful financial stake in the Company to align their personal financial interests with those of the Company’s shareholders.

In December 2019, the Board amended the Company’s stock ownership policy for non-management Directors to increase the holding requirement. Each Director is required to hold or control Company common stock, RSUs, or SUs with a value of at least five times the annual cash retainer fee paid to Directors. Directors will have three years from the date of the adoption of the amendment to meet the new requirement; newly elected directors will have six years following the date they become a director to reach the required ownership level. The Corporate Governance and Public Responsibility Committee may grant exceptions to this policy for hardship or other special circumstances. Directors may not engage in any speculative trading, hedging, or derivative security transaction (including any financial instrument such as a prepaid variable forward contract, equity swap, collar, short-sales, or exchange fund) that involves or references Company securities. In addition, Directors may not pledge, margin or otherwise grant an economic interest in any shares of Company stock.

All the Directors are in compliance with the Director Stock Ownership Policy.

2023 Proxy Statement | 57

Back to Contents

Executive Compensation

Proposal 2: Advisory Vote on Executive Compensation

Section 14A of the Exchange Act requires U.S. public corporations to provide for an advisory (non-binding) vote on executive compensation. As discussed in more detail in our CD&A and the accompanying tables and narrative, the Company has designed its executive compensation program to align executives’ interests with those of our shareholders, make executives accountable for business and individual performance by putting pay at risk, and attract, retain and reward the executive talent required to achieve our corporate objectives and to increase long-term shareholder value. We believe that our compensation policies and practices promote a pay-at-risk philosophy and, as such, are aligned with the interests of our shareholders.

The Board of Directors
unanimously recommends a
vote FOR the approval, on an
advisory basis, of the Company’s
executive compensation

In deciding how to vote on this say-on-pay proposal, the Board points out the following factors, many of which are more fully discussed in the CD&A:

•

Our Human Resources Committee has designed the compensation packages for our NEOs to depend significantly on putting pay at risk by tying pay to the achievement of goals that the Human Resources Committee believes drive long-term shareholder value;

•

Our pay practices are designed to encourage management to not take unacceptable risks;

•

We engage in periodic structural reviews of our compensation programs and policies; and

•

We believe that the Company’s executive compensation program is well suited to promote the Company’s objectives in both the short- and long-term.

The Board endorses the Company’s executive compensation program and recommends that the shareholders vote in favor of the following resolution:

RESOLVED, that the compensation paid to the Company’s Named Executive Officers as disclosed in this Proxy Statement in the CD&A, the compensation tables and the narrative discussion, is hereby approved, on an advisory basis.

Because your vote is advisory, it will not be binding upon the Human Resources Committee or the Board. However, we value our shareholders’ opinions, and we will consider the outcome of the vote when determining future executive compensation arrangements.

As advised by our shareholders at the 2017 Annual Meeting of Shareholders of the Company and approved by our Board, the say-on-pay vote has been held annually. The next shareholder advisory vote on executive compensation is expected to occur at the 2024 Annual Meeting of Shareholders, unless the Board modifies its policy on the frequency of holding such advisory approvals based on the outcome of Proposal No. 3 of this Proxy Statement to be voted on by the shareholders.

2023 Proxy Statement | 58

Back to Contents

Human Resources Committee Report

The Human Resources Committee submitted the following report:

The Human Resources Committee is composed of non-employee Directors, each of whom is independent as defined by NYSE rules and the Company’s Director Independence Standards.

In accordance with SEC rules, the Human Resources Committee discussed and reviewed the Compensation Discussion and Analysis with management and, based on those discussions and review, the Human Resources Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

HUMAN RESOURCES COMMITTEE CHAIR

Richard P. Fox

HUMAN RESOURCES COMMITTEE MEMBERS

Kathryn L. Munro
Bruce J. Nordstrom
William H. Spence
James E. Trevathan, Jr.

2023 Proxy Statement | 59

Back to Contents

Compensation Discussion and Analysis (“CD&A”)

TABLE OF CONTENTS
Compensation Discussion and Analysis (“CD&A”)	60
Executive Compensation Tables	88
Summary Compensation Table	88
Grants of Plan-Based Awards	90
Outstanding Equity Awards at Fiscal Year-End	93
Option Exercises and Stock Vested	96
Pension Benefits	97
Nonqualified Deferred Compensation	101
Potential Payments upon Termination or Change of Control	103

Named Executive Officers (“NEOs”)

Our NEOs for 2022 were:

JEFFREY B. GULDNER
Chairman of the Board, President and Chief Executive Officer of PNW and Chairman and Chief Executive Officer of APS

Jeff leads Pinnacle West and APS. Since joining APS in 2004, Jeff has held several leadership positions responsible for areas including legal, rates and regulation, government affairs and customer service.

He serves on the Board of Directors for Nuclear Energy Institute, Edison Electric Institute, and the Smart Electric Power Alliance. In addition to industry leadership, Jeff is dedicated to community involvement and actively serves on Board of Directors for Greater Phoenix Leadership, Greater Phoenix Economic Council, the McCain Institute and Arizona State University’s Knowledge Exchange for Resilience.

THEODORE N. GEISLER
President of APS(1)

Ted is responsible for the Company’s core utility functions, specifically non-nuclear operations, public policy, technology, customer experience and strategy. He began his career at APS in 2001 in generation and has served in a variety of roles throughout the Company, including Senior Vice President and Chief Financial Officer.

A Phoenix native, Ted is engaged in the community, currently serving on the boards of Chicanos Por La Causa and the Arizona Chamber of Commerce, and volunteering with Hunkapi Programs, which provides equine therapy to children.

ANDREW D. COOPER
Senior Vice President and Chief Financial Officer of PNW and APS

Andrew is responsible for the organization’s accounting, corporate treasury, financial planning and budgeting, internal audit, investor relations, pension and trust investments, and tax services. Andrew previously served as the Company’s and APS’s Vice President and Treasurer.

He serves on the Board of Directors for Valle del Sol and is a trustee of the Phoenix Art Museum.

(1)

Mr. Geisler served as Senior Vice President and Chief Financial Officer of PNW and APS until May 2022.

2023 Proxy Statement | 60

Back to Contents

ADAM C. HEFLIN
Executive Vice President and Chief Nuclear Officer of APS

Adam is responsible for all nuclear-related activities associated with the nation’s largest power producer, PVGS, which is also is the country’s largest producer of carbon-free energy. Adam began his nuclear career in the U.S. Navy and previously served as both Chief Executive Officer and Chief Nuclear Officer of the Wolf Creek Nuclear Operating Corporation in Kansas and as Chief Nuclear Officer at Ameren’s Callaway Energy Center in Missouri. He joined PVGS and APS in June 2022.

He has served on the boards of the Nuclear Energy Institute and the Institute for Nuclear Power Operations.

MARIA L. LACAL
Executive Vice President and Advisor to the Chief Executive Officer of PNW(1)

Prior to her retirement in September 2022, Maria also served as Executive Vice President and Chief Nuclear Officer at PVGS, where she was responsible for all nuclear-related activities from January 2020 until June 2022. Her experience spanned 41 years in the commercial nuclear industry.

Maria is a member of Phoenix Symphony Board of Directors. She has served as chair of the Academy Council for the National Academy for Nuclear Training and was a member of the Institute of Nuclear Power Operations Executive Advisory Group, STARS Nuclear Alliance Board of Directors, Nuclear Strategic Issues Advisory Committee, and Electric Power Research Institute Nuclear Power Council Executive Committee.

ROBERT E. SMITH
Executive Vice President, General Counsel and Chief Development Officer of PNW and APS

Bob is responsible for overseeing all facets of the Company’s legal affairs, corporate secretary function and the Company’s growth plans and strategies.

He currently serves as Chair of the Board of Directors for Global Action, an international compassion and leader training organization. Bob also serves on the board of trustees of the El Faro Ephraim Foundation, which supports training and compassion efforts in Guatemala, as well as the finance committee and advisory board of the Musical Instrument Museum located in Phoenix, Arizona.

JACOB TETLOW
Executive Vice President, Operations of APS

Jacob oversees safe, reliable and efficient operations of the Company’s non-nuclear generation and power delivery systems. His team includes resource management, supply chain, corporate safety, enterprise security, sustainability, customer to grid solutions, facilities, transportation and environmental services.

He serves on various boards and committees for regional organizations and industry-related groups, including the Electric Power Research Institute’s Research Advisory Committee and the Board of Directors for the Association of Edison Illuminating Companies. Jacob is also a member of the Board of Trustees for The Nature Conservancy Arizona Chapter.

(1)

Ms. Lacal retired on September 30, 2022.

2023 Proxy Statement | 61

Back to Contents

Pay for Performance Overview

Business Overview

Pinnacle West is an electric utility holding company based in Phoenix, Arizona, one of the fastest-growing metropolitan areas in the United States. Through our principal subsidiary, APS, we provide retail electricity service to approximately 1.3 million customers in 11 of Arizona’s 15 counties.

We have the full range of resources needed to satisfy customers’ expectations, support Arizona’s expanding economy and population, and deliver long-term value to shareholders:

•

strong, experienced senior leadership;

•

talented and resourceful employees who are the Company’s strength;

•

a diverse, well-performing energy portfolio that will grow even cleaner with our new Clean Energy Commitment; and

•

an established track record of safe, reliable operations.

Clean energy plays a vital role in meeting our customers’ energy needs. By partnering with our customers, our shareholders and stakeholders and leveraging our existing assets, 50% of our diverse energy mix came from clean, carbon-free resources in 2022. The Company has been on a trajectory of increasing clean energy through solar power innovation, major investments in energy storage technology, carbon-free nuclear operations and advances in energy efficiency solutions, while also reducing reliance on coal-generation. Now, we are accelerating and solidifying that path with a goal to deliver 100% clean, carbon-free and affordable electricity to customers by 2050. We will rely on intelligent investments in renewable resources, continued modernization of the grid, the nuclear power produced at PVGS, the nation’s largest carbon-free energy resource, and innovative partnerships to develop clean technologies like green hydrogen in order to sustain reliability and affordability on the pathway to the 100% goal.

While we share ownership of PVGS, APS retains full day-to-day operational responsibility, including regulatory responsibility to the NRC. The complexity of running a nuclear plant of Palo Verde’s size requires a highly specialized and experienced management team. Given our need for specialized experience within our organization, we maintain strong succession planning practices and are focused on developing and retaining talent within our Company. Our Board’s focus on attracting, developing and retaining highly skilled and experienced executives is a core consideration in structuring our executive compensation program.

2023 Proxy Statement | 62

Back to Contents

Building Shareholder Value Through our APS Promise
and 10-Year Strategic Plan

As Arizona’s largest and longest-serving electric company, we’re proud of our heritage and performance. We also recognize the implications of new technologies and growing customer expectations, which are leading to changes at our Company and in our industry. Our strategy for building long-term value is driven by the APS Promise and our 10-Year Strategic Plan:

APS PROMISE	10-YEAR STRATEGIC PLAN
• Do what is right for the people and prosperity of our state • Create a sustainable energy future in Arizona • Serve our customers with clean, reliable and affordable energy
•

Focus on customer experience and stewardship

•

Support an evolving workforce

•

Decarbonize and manage generation resources

•

Achieve a constructive regulatory environment

•

Ensure long-term financial health

Delivering Results

Our management team has maintained a focus on our core business of operating and investing in a vertically-integrated electric utility. Under the leadership of the senior officer team, PVGS continues to be a top producer of clean energy in the U.S. In addition, we have, over the long term, provided gains in shareholder returns.

During the period of 2020-2022, our total shareholder value underperformed our historical track record. ACC-driven discussions and increased regulatory uncertainty leading up to a disappointing outcome in our 2019 rate case impacted shareholder confidence. Coming out of our 2019 rate case decision, we took action, including filing another rate case in 2022 and continuing to defer any Pinnacle West equity issuance until after the next rate case. We are making solid progress on our strategic plan and outperformed the market in 2022, ending the year with a TSR of 13.1%.

In addition, we anticipate further clarity around the regulatory environment in Arizona and look forward to continuing to have more detailed discussions regarding the execution of our Clean Energy Commitment and growth profile. We are committed to maintaining robust communication and collaboration with the ACC and other stakeholders to find constructive solutions that support our customers while maintaining the financial health of our Company. We believe we have the right strategy and team in place to meet our near-term goals and deliver long-term shareholder value.

Due to our total shareholder value underperforming during 2020-2022, the portion of performance shares that were based on relative total shareholder return with the performance period beginning January 1, 2020 and ending December 31, 2022, did not pay out in February 2023.

2023 Proxy Statement | 63

Back to Contents

Although our total shareholder value underperformed during this time, we achieved the following accomplishments in 2022, among others:

•

PNW increased its dividend for the 11th consecutive year.

•

As a direct outcome of favorable weather and higher than expected sales growth, PNW ended 2022 with earnings above budgeted expectations.

•

Our supply chain organization effectively provided difficult to obtain materials for our field crews, working to minimize service disruptions.

•

Helped maintain regional grid stability and lower customer fuel costs by assisting neighboring utilities through off-system sales.

•

Demonstrated resilience and reliability by successfully responding to a summer storm season that brought destructive winds and rain, inflicting record damage on our system, requiring the replacement of over 800 poles due to weather.

•

Non-nuclear generation units performed exceptionally well during the crucial summer run, with a summertime equivalent availability factor of 95%.

•

APS continued successful operation of PVGS, operating at record capacity of 100.2%.

Our Philosophy and Objectives

Our executive compensation philosophy incorporates the following core principles and objectives:

Alignment with Shareholder Interests

We structure our annual cash and long-term equity incentive compensation to put pay at risk and reward business performance.

Key Management Retention

We structure our program to provide compensation at levels necessary to attract, engage and retain an experienced management team.

2023 Proxy Statement | 64

Back to Contents

Pay at Risk

The Company believes that a significant portion of each NEO’s total compensation opportunity should reflect both upside potential and downside risk. We place a strong emphasis on performance-based, shareholder-aligned incentive compensation.

CEO AND OTHER NEOs’ TOTAL COMPENSATION

Executive Compensation Changes

We are committed to actively engaging with our shareholders and making changes to our compensation program to ensure that it represents our strong commitment to our pay-for-performance philosophy. Over the past several years, we have undertaken the following:

•

Enhanced annual cash incentive plan with enterprise shared metrics focused on our strategic priorities and cultural transformation

•

Ensured performance-based plan goals are set with appropriate levels of rigor

•

Increased percentage of at-risk compensation

•

Aligned the 2022 Performance Share Award metrics to shareholder value and our Clean Energy Commitment by eliminating various relative operational metrics and adding EPS performance and clean megawatts installed metrics

•

Beginning with the 2022 equity grants, to align with best practice, we:

•

Modified the RSU awards to only be issued in stock

•

Removed full vesting upon reaching retirement eligibility; upon retirement, performance share awards payouts will be prorated based on actual time employed during the performance period and RSU recipients will only receive the next subsequent vesting

•

Provided accelerated vesting upon death and disability

•

Discontinued provision which provided for certain vesting rights for individuals who met the defintion of a late career recipient

•

Dividend equivalents changed to paid in cash and treated as reinvested; eliminated interest paid on dividends

•

Aligned the 2021 Performance Share Award relative operational metrics to our long-term strategic initiatives by:

•

Adding JDP residential customer satisfaction

•

Removing relative coal capacity factor

2023 Proxy Statement | 65

Back to Contents

Key 2022 Performance Metrics

Metrics	Objective
PNW Earnings	Ensures that our compensation program appropriately focuses our employees on core measures of overall Company health and performance
APS Earnings
Business Unit Performance on Various Measures	Tie payouts directly to core measures of business performance

2022 Compensation Outcomes

The table below illustrates the total direct compensation (in millions) for each of our NEOs in 2022:

	Jeffrey B. Guldner	Theodore N. Geisler	Andrew D. Cooper	Adam C. Heflin	Maria L. Lacal	Jacob Tetlow	Robert E. Smith
Base Salary	$1.1	$0.6	$0.4	$0.4	$0.5	$0.5	$0.6
Annual Cash Incentive	$1.7	$0.8	$0.5	$0.5	$0.6	$0.5	$0.7
Long-Term Incentive	$4.6	$1.4	$0.9	$2.3	$1.4	$0.6	$0.9
Total Direct Compensation	$7.4	$2.8	$1.8	$3.2	$2.5	$1.6	$2.2
At Risk	85%	79%	78%	88%	80%	69%	73%

2023 Proxy Statement | 66

Back to Contents

2022 Compensation Plan

For 2022, the Company’s core executive compensation program for our NEOs consisted of the following key components:

Pay Element	Measurement Period	Performance Link	Description
Cash	Salary is based on experience, performance and responsibilities and is benchmarked to a peer group and market survey data to align with competitive levels.
Cash	1 year	Earnings CEO(1): 50.0% Other NEOs: 50.0%	Universal measure of business financial performance; encourages achievement of bottom-line earnings growth goals.
		Business Unit Performance(2) 50.0%	Pre-established operational business unit performance goals that include safety, customer experience and operational quality and efficiency metrics.
Performance Shares 70%(3)	3 years	Relative TSR 40%	Links pay to key measures generating shareholder value relative to others in the industry.
		EPS Performance 40%	Links pay to key measure generating shareholder value and financial targets.
		Clean Megawatts Installed(4) 20%	Links pay to Clean Energy Commitment.
Restricted Stock Units 30%(3)	Vest ratably over 4 years	Stock Price	Encourages retention; value dependent upon share price appreciation and four-year vesting to encourage retention.
We provide benefits, including pension and deferred compensation programs, change of control agreements and limited perquisites, that are designed to attract and retain our executive talent.
(1)

Mr. Guldner participated in the APS 2022 Annual Incentive Award Plan (the “APS Plan”). However, under the APS Plan, Mr. Guldner’s incentive opportunity tied to earnings was based on PNW earnings and not APS earnings. For additional details regarding Mr. Guldner’s incentive award for 2022, please refer to pages 77-78.

(2)

Based on the following business units, as applicable: Corporate Resources (Information Technology), Corporate Resources (Resource Management), Corporate Resources (excluding Resource Management and Information Technology), Customer Experience, Generation (non-nuclear), Transmission and Distribution, and PVGS. For additional details regarding our goal-setting process and the specific business unit goals for 2022, please refer to pages 78-80.

(3)

For our 2022 annual long-term equity awards, Messrs. Guldner, Smith and Tetlow and Ms. Lacal were granted 70% performance shares and 30% RSUs; Mr. Geisler was granted 60% performance shares and 40% RSUs; and Mr. Cooper was granted 50% performance shares and 50% RSUs. In May 2022, Mr. Cooper received an additional promotional award granted as 60% performance shares and 40% RSUs.

(4)

For additional details regarding our goal-setting process and the specific long-term goals for 2022 performance share awards, please refer to pages 81-82.

Key 2022 Compensation Decisions

For fiscal year 2022, the Human Resources Committee (for purposes of the CD&A, the “Committee”), or the Board acting on the Committee’s recommendation, approved the compensation described below for our NEOs:

2022 Base Salary Adjustments

For fiscal year 2022, the Committee did not increase Mr. Guldner’s salary recognizing that his base salary was well positioned versus the market median for his role. The Board, acting on the Committee’s recommendation, increased Messrs. Geisler’s, Cooper’s, Tetlow’s, and Smith’s and Ms. Lacal’s base salary by 27.8%, 6.3%, 2.1%, 1.6% and 3.3%, respectively. Mr. Geisler and Mr. Cooper received additional base salary increases of 13.0% and 47.1%, respectively in May of 2022 in recognition of their promotions.

2023 Proxy Statement | 67

Back to Contents

2022 Annual Incentive Award

The Board oversees the Company’s business strategy. The Company maintains a rigorous performance goal-setting process wherein targets are set during our annual business planning process based on strategies and goals that address our long-term issues.

•

The Committee annually reviews the earnings goal and business unit metrics to ensure alignment with the financial plan and business strategy, with target performance set at levels that are intended to be challenging without incentivizing inappropriate risk taking.

•

The Company’s goal setting process is guided by our long-term objectives and strategic priorities, using a blend of business considerations, industry benchmark data, and opportunities to improve performance to ensure the appropriate level of rigor.

The 2022 annual incentive earnings and business unit components were set with these practices and philosophy as further described on pages 76-80 of this Proxy Statement.

2022 Long-Term Incentive Awards

Our long-term equity incentive compensation is intended to align the interests of executives and our shareholders and increase long-term shareholder value, while also offering an award opportunity that helps attract and retain qualified, experienced executives. The 2022 long-term annual incentive grants awarded to our NEOs were granted consistent with our executive compensation practices and philosophy as described on page 80 of this Proxy Statement.

Compensation Governance

Our executive compensation program is overseen by the Committee and has received strong shareholder support over the past years. In 2022, our say-on-pay vote received a “for” vote of 95% and as a result, the Committee did not make any changes to the compensation program in direct response to the 2022 vote. However, through ongoing shareholder engagement and regular assessment of our compensation governance practices, we seek to continue to improve our compensation governance:

Compensation Practices and Highlights
•

Shareholder feedback informs compensation program design

•

Short-term and long-term goals connect to the long-term objectives, our financial plan and strategic goals

•

Substantial proportion of target compensation is at risk (84% for the CEO and 75% for other NEOs)

•

In 2022, we added EPS performance and clean megawatt installed metrics to our Performance Shares Award to align to our shareholders and Clean Energy Commitment, and removed operational metrics

•

Shareholder value alignment through performance share relative TSR performance — no payout received for performance period beginning January 1, 2020 and ending December 31, 2022

•

2021 Performance Share Awards removed coal capacity factor and added relative JDP customer satisfaction rating

•

No excise tax gross-up provisions in new or materially amended Change of Control Agreements (defined below) with our NEOs

•

Anti-hedging policy for all Directors, officers and employees and anti-pledging policy for all Directors and officers

•

Stock ownership guidelines for all NEOs, other officers and non-employee Directors (all NEOs, other officers and non-employee Directors are in compliance with guidelines)

•

Clawback policy for our current or former executive officers covering short- and long-term incentive awards

2023 Proxy Statement | 68

Back to Contents

Our Philosophy and Objectives

Our compensation program is designed to be transparent with a clear emphasis on putting pay at risk and retaining key executives. Our executive compensation philosophy incorporates the following core principles and objectives:

•

Alignment with Shareholder Interests. We structure our annual cash and long-term equity incentive compensation to put pay at risk and reward business performance. Payouts under these plans are tied predominantly to the Company’s total return to shareholders, earnings, and the achievement of measurable and sustainable business and individual goals, so that executives’ interests are tied to the success of the Company and are aligned with those of our shareholders.

•

Key Management Retention. We structure our program to provide compensation at levels necessary to attract, engage and retain an experienced management team who have the skill sets and industry experience to succeed in our complex operating and regulatory environment, including operating PVGS, and who can provide consistently strong operating and financial results.

How We Set Executive Compensation

Role of The Human Resources Committee

The Committee monitors executive officer compensation throughout the year and undertakes a thorough analysis of our executive officer compensation each fall. This review includes consideration of competitive positions relative to specified labor markets, the mix of compensation components, performance requirements, the portion of pay at risk and tied to performance, and individual performance evaluations. From December through February, the Committee considers and approves executive officer compensation, including salary and cash and non-cash incentives. The Committee makes all compensation decisions relating to our CEO’s compensation, makes awards under the 2021 Plan and previously made awards under the 2012 Plan, and determines the awards under the 2022 Incentive Plans (defined on page 74 of this Proxy Statement). The Committee recommends other executive officer compensation decisions, which are approved by the Board for Pinnacle West officers and the Board of Directors of APS for APS officers.

Role of Executive Officers

Management works with the Committee to establish the agenda for Committee meetings and preparing meeting information. Management conducts evaluations and provides information on the performance of the executive officers for the Committee’s consideration and provides other information at the Committee’s request. Management also assists the Committee by recommending: salary levels; annual incentive plan structure and design, including earnings and business unit performance targets or other goals; long-term incentive plan structure and design, including award levels; and the type, structure, and amount of other awards. The executive officers are available to the Committee’s compensation consultant to provide information as requested by the consultant. At the request of the Chair of the Committee, the CEO or other officers may attend and participate in portions of the Committee’s meetings.

Role of Compensation Consultants

Under its charter, the Committee has the sole authority to retain and terminate a consulting firm to help the Committee carry out its responsibilities. The Committee engaged Frederic W. Cook & Co. (the “Consultant”) to assist in its evaluation of 2022 compensation for our executive officers. In particular, the Committee instructed the Consultant to prepare a competitive analysis of the compensation of the executive officers of the Company and of APS, and to make recommendations for changes to the existing compensation program, if

2023 Proxy Statement | 69

Back to Contents

warranted. The Consultant does not provide any other services to the Company or its affiliates. The Committee has assessed the independence of the Consultant and has concluded that the Consultant is independent as determined under the NYSE rules.

Pay Comparisons

In evaluating compensation for the NEOs, the Committee takes into account the Consultant’s analysis and recommendations regarding the competitiveness and structure of our compensation program. The Committee considers the competitive market data presented by the Consultant as an important reference point to assure the Committee that compensation levels and programs provided to executive management are reasonable. However, actual compensation levels also take into account the individual executives and their responsibilities, skills, expertise and value added, as well as the competitive marketplace for executive talent.

Consultant’s Report

The Consultant reviewed our executive compensation practices and considered the extent to which these practices support our executive compensation objectives and philosophy. As part of this study, the Consultant performed competitive pay comparisons for our executive officers based on three data sets:

PEER GROUP (33%)(1)	+	GENERAL INDUSTRY DATA (33%)(1)	+	INDUSTRY-SPECIFIC DATA (33%)(1)
2020/2021 compensation information as disclosed in 2021 SEC filings for the peer group (as described below)

Based on surveys published by Aon Hewitt (reflecting an average between data for companies in the $3B-$5B revenue and $5B-$10B revenue brackets) and Willis Towers Watson PLC (interpolating between data for companies in the $3B-$6B revenue and $6B-$10B revenue brackets)

From the Willis Towers Watson Energy Services Industry Survey (reflecting an interpolation between companies in the $3B-$6B revenue bracket and companies with revenues greater than $6B)
(1)

Reflects weightings used for Messrs. Guldner, Geisler (as CFO), and Smith. Weighting for Messrs. Tetlow and Cooper (as Treasurer) and Ms. Lacal are discussed below. Mr. Heflin was not included in the analysis.

From these sources, the Consultant developed a consensus in which the competitive industry comparison for Messrs. Guldner, Geisler and Smith reflect a weighting of one-third peer group proxy statement data, one-third Energy Services Industry Survey, and one-third general industry surveys. Mr. Tetlow and Ms. Lacal did not have a general industry survey match, so the competitive industry comparisons reflect an average of the peer group proxy statement data and Energy Services Industry Survey data for their positions. Mr. Cooper was included in the report based on his role as Vice President and Treasurer and, as such, the competitive industry comparisons reflect an average of the Energy Services Industry Survey data and the general industry survey data. Mr. Heflin was not included in the analysis. Compensation levels were updated to 2022 based on projected executive level market movement from major salary planning surveys selected by the Consultant.

Executive Compensation

In providing information to the Committee with respect to setting 2022 compensation, the Consultant reviewed the total compensation levels of the executive officers and presented its analysis in October 2021. At that time, the Consultant also reviewed the individual elements of compensation, including the design of annual incentives and long-term incentives. Also in April 2022, for Mr. Geisler, the Consultant reviewed additional analysis to support the compensation decision the Committee made in connection with his promotion to President of APS. Compensation decisisions in connection with Mr. Cooper’s promotion to Senior Vice President and Chief Financial Officer of PNW and APS and Mr. Heflin’s appointment to Executive

2023 Proxy Statement | 70

Back to Contents

Vice President and Chief Nuclear Officer of PVGS, APS were supported by the Consultant’s analysis of these roles as occupied by their predecessors.

The Consultant’s analysis includes competitive findings for base salary, annual incentive, long-term equity incentives and target total direct compensation for the NEOs relative to the 25th, 50th and 75th percentiles of the companies included in the three data sets. The conclusions of the reports as to competitive pay comparisons of the NEOs for these compensation elements are as follows:

Name(1)	Target Annual Cash (Salary + Target Annual Incentives)	Long-Term Incentives	Target Total Direct Compensation
Mr. Guldner	50th percentile	25th percentile	25th - 50th percentile
Mr. Geisler(2)	< 25th percentile	25th percentile	25th percentile
Mr. Cooper(2)	50th percentile	50th percentile	50th percentile
Ms. Lacal	50th percentile	25th percentile	25th - 50th percentile
Mr. Smith	75th percentile	25th - 50th percentile	50th percentile
Mr. Tetlow	50th percentile	50th percentile	50th percentile
(1)

Mr. Heflin was not included in the October 2021 Consultant report.

(2)

This information reflects Mr. Geisler’s prior position as Senior Vice President and Chief Financial Officer and Mr. Cooper’s prior position as Vice President and Treasurer and does not reflect their promotions in May of 2022 to President of APS and Senior Vice President and Chief Financial Officer, respectively.

Application of the Committee’s Judgment

The analysis in the Consultant’s report and its recommendations regarding the competitiveness and structure of compensation are factors that the Committee takes into account in its evaluation of compensation for the NEOs. The Committee considers the competitive market data presented by the Consultant as an important reference point to assure the Committee of the reasonableness of compensation levels and programs provided to executive management; however, actual compensation levels also take into account the individual executives and their responsibilities, skills, expertise, value added, as well as the competitive marketplace for executive talent.

Company, business unit, and individual officer performance, as well as compensation competitiveness, are the primary factors in determining the level of total direct compensation for the NEOs. While the Committee considers internal pay equity in making compensation decisions, we do not have a policy requiring any set levels of internal pay differentiation. Finally, the Committee evaluates other factors that it considers relevant, such as the financial condition of the Company and APS. The Company does not have a pre-established policy or target for allocation between cash and non-cash compensation or between short-term and long-term incentive compensation, although the Committee does allocate long-term awards between the two forms of equity grants.

Determining the Peer Group

The Peer Group (defined below) used as one input in our pay comparison process is reviewed annually to ensure it remains appropriate. In constructing the Peer Group, the Committee takes into consideration the scope and complexity of the Company’s management responsibility and liability exposures, including the following factors:

•

Pinnacle West’s operating subsidiary, APS, operates PVGS, the largest nuclear power plant in the U.S., which has a $1 billion annual budget, employs slightly under one-third of APS employees, and is subject to comprehensive and complex nuclear and environmental regulation;

2023 Proxy Statement | 71

Back to Contents

•

The management scope of the PVGS operations requires the Company to seek talent from larger utilities, including those with significant nuclear operations and similar regulatory and business challenges; and

•

APS has full operational control and legal responsibility for PVGS, Four Corners Generating Station and Cholla Power Plant. This is an important factor because APS does not have 100% ownership of these stations and, therefore, our full operational responsibility is not accounted for in standard measures of Pinnacle West’s or APS’s size.

Given these factors, we make certain adjustments to our size measure to account for our operational responsibilities to allow for more appropriate comparability of Pinnacle West to potential peer companies. In particular, we adjust our revenues to reflect our control and responsibility for PVGS, Four Corners Generating Station and Cholla Power Plant. The amount used for APS revenues is adjusted to take into account the revenues that are attributable to co-owned assets over which APS maintains full operational control and legal compliance responsibility. This adjustment resulted in an amount of $5.3 billion compared to its reported twelve months ended June 30, 2021 revenues of $3.7 billion.

Within the range of potential peers based on adjusted revenues, the Peer Group is then determined based on additional factors including:

•

Scope of management complexity

•

Nuclear operations

•

Top industry talent (related to management complexity)

•

Regulated vs. non-regulated operations

•

Complexities of a challenging regulatory environment

•

CEO/senior management leadership

As a result of its most recent review, the Committee approved the use of the same Peer Group that was used in setting 2021 executive compensation. The Peer Group is broadly similar to the Company in scope and complexity of operations (taking into account nuclear operations, regulatory profile, and other quantitative and qualitative considerations) and positions the Company between the 25th percentile and median with respect to revenues (adjusted as explained above).

As outlined previously, peer proxy data is only one-third of the compensation information that is referenced for our NEOs (except for Ms. Lacal, where peer proxy statement data is weighted at 50%). For setting 2022 compensation, the Peer Group consisted of the following predominantly rate-regulated utilities (the “Peer Group”):

Peer Group
Alliant Energy Corporation (LNT) Ameren Corporation (AEE) Avangrid, Inc. (AGR) CMS Energy (CMS) DTE Energy Company (DTE) Edison International (EIX)	Evergy, Inc. (EVRG) Eversource Energy (ES) Hawaiian Electric Industries, Inc. (HE) NiSource Inc. (NI) OGE Energy Corp. (OGE) PPL Corporation (PPL)	PNM Resources, Inc. (PNM) The Southern Company (SO) WEC Energy Group, Inc. (WEC) Xcel Energy, Inc. (XEL)
2023 Proxy Statement | 72

Back to Contents

Risk Management and Assessment

The Committee reviewed a compensation risk assessment conducted independently by the Consultant. The assessment focused on the design and application of the Company’s executive compensation program and whether such programs encourage excessive risk taking by executive officers. In addition, management advised the Committee that management has reviewed the compensation program for the Company’s non-executive employees, which generally consist of the same compensation components contained in the executive compensation program, and has concluded that the programs are balanced and do not encourage imprudent risk-taking. Based on the outcome of the Consultant assessment and the information from management, the Committee believes the Company’s compensation programs (i) do not motivate our executive officers or our non-executive employees to take excessive risks, (ii) are well designed to encourage behaviors aligned with the long-term interests of shareholders, and (iii) are not reasonably likely to have a material adverse effect on the Company.

Executive Compensation Components

Base Salary

Base salaries are set at competitive levels to attract and retain qualified, experienced executives. Salary levels are based on experience, performance and responsibilities, and benchmarked to the Peer Group and market survey data to align with competitive levels. The Committee reviews competitive salary information and individual salaries for executive officers on an annual basis. In considering individual salaries, the Committee reviews the scope of job responsibilities, individual contributions, business performance, retention concerns, and current compensation compared to market practices. The Committee also considers that base salary is used as the basis for calculating annual incentive awards.

In December 2021, the Committee, based on the considerations set forth above, set the base salaries for fiscal year 2022 at the following:

Name(1)	2021 Base Salary ($)	2022 Base Salary ($)
Mr. Guldner	1,100,000	1,100,000
Mr. Geisler(2)	450,000	575,000
Mr. Cooper(3)	320,000	340,000
Ms. Lacal	600,000	620,000
Mr. Smith	610,000	620,000
Mr. Tetlow	475,000	485,000
(1)

Mr. Heflin was hired on June 6, 2022 as Executive Vice President and Chief Nuclear Officer of PVGS of APS with a $700,000 base salary.

(2)

Mr. Geisler’s salary increased to $650,000 effective May 16, 2022 in recognition of his promotion to President of APS.

(3)

Mr. Cooper’s salary increased to $500,000 effective May 16, 2022 in recognition of his promotion to Senior Vice President and Chief Financial Officer of PNW and APS.

2023 Proxy Statement | 73

Back to Contents

Annual Cash Incentives

Our annual cash incentives are strongly performance-based and designed to both reward achievement of pre-determined annual performance objectives that are critical to our business operations and to attract and retain qualified, experienced executives. Performance for NEOs is measured based on relevant and objective earnings and business unit metrics.

•

CEO. Mr. Guldner participates in the APS Incentive Plan, but the award opportunities are based 50% on the achievement of 2022 Pinnacle West earnings levels and 50% on the achievement of performance goals established for business units of APS in the functional areas of customer experience, transmission and distribution, generation (non-nuclear), corporate resources and PVGS.

•

Other NEOs. Messrs. Geisler, Cooper, Tetlow and Smith participated in the APS Incentive Plan and Ms. Lacal and Mr. Heflin participated in the APS 2022 Annual Incentive Award Plan for Palo Verde Employees (the “Palo Verde Incentive Plan”).

The APS Incentive Plan and the Palo Verde Incentive Plan are collectively referred to as the “2022 Incentive Plans”. In December 2021, the Committee approved the CEO portion of the APS Annual Incentive Plan and the Board, on the recommendation of the Committee, approved the 2022 Incentive Plans for all other officers. In February 2022, the 2022 Incentive Plans were amended to reflect an increase to incentive earnings targets driven by an increase to customer usage and sales forecasts.

2022 Annual Incentive Plan Component Summary

Individual awards under our annual cash incentive plans are based on the achievement of relevant and objective earnings and business unit goals, which tie payouts directly to core measures of business performance and key operational business unit results and ultimately serve to enhance shareholder value.

2023 Proxy Statement | 74

Back to Contents

2022 Incentive Plan Opportunities and Achievements

Each year the Committee determines target annual incentive awards for the NEOs, expressed as a percentage of base salary. The target award percentages and actual annual incentive award payouts for 2022 are shown below:

NEO	Threshold (% of Salary)	Target (% of Salary)	Maximum (% of Salary)	2022 Actual (% of Salary)	2022 Actual ($)
Mr. Guldner	28.75	115	230	155.5	1,710,723
Mr. Geisler(1)	21.25	85	170	133.7	831,872
Mr. Cooper(1)	17.50	70	140	119.5	526,750
Mr. Heflin	18.75	75	150	131.5	527,008
Ms. Lacal	18.75	75	150	131.5	609,722
Mr. Smith	18.75	75	150	112.9	699,825
Mr. Tetlow	18.75	75	150	111.4	540,242
(1)

On May 16, 2022, Mr. Geisler’s annual incentive target as a percent of salary was increased from 70% to 85% and Mr. Cooper’s was increased from 40% to 70% as a result of their promotions to President of APS and Senior Vice President and Chief Financial Officer, respectively.

2022 APS Incentive Plan Results

The metrics, weightings, and results for Messrs. Guldner, Geisler, Cooper, Smith and Tetlow under the APS Incentive Plan, and Ms. Lacal and Mr. Heflin under the Palo Verde Incentive Plan, are outlined below:

NEO	50% Business Unit Performance
	50% Earnings(1) (%)	Corporate Resources (%)	Customer Experience (%)	Generation (non-nuclear) (%)	Transmission/ Distribution (%)	Palo Verde (%)	2022 Total (%)
Mr. Guldner	160	103 (2)	111	125	63	151	110
Weighting	(50)	(10)	(10)	(10)	(10)	(10)	(50)
Mr. Geisler	200	108 (3)	111	125	63		101
Weighting	(50)	(12.5)	(12.5)	(12.5)	(12.5)		(50)
Mr. Cooper	200	101 (4)					101
Weighting	(50)	(50)					(50)
Mr. Heflin	200					151	151
Weighting	(50)					(50)	(50)
Ms. Lacal	200					151	151
Weighting	(50)					(50)	(50)
Mr. Smith	200	101 (5)					101
Weighting	(50)	(50)					(50)
Mr. Tetlow	200	108 (6)		125	63		97
Weighting	(50)	(15)		(17.5)	(17.5)		(50)
(1)

Reflects PNW earnings for Mr. Guldner and APS earnings for all others.

(2)

Reflects the average of all Corporate Resources business units.

(3)

Reflects the average of all Corporate Resources business units weighted at 15% plus the Resource Management and Information Technology business units weighted at 5% each.

(4)

Reflects the Finance/Accounting business unit.

(5)

Reflects the Legal Corporate Resources business unit.

(6)

Reflects the average of all Corporate Resources business units weighted at 25% plus the Resource Management business unit weighted at 5%.

2023 Proxy Statement | 75

Back to Contents

2022 Incentive Plan Target Setting Process, Rigor and Results
Earnings Component Target Setting Process

The earnings component targets consider that, as a regulated utility, we are generally unable to adjust our base retail rates outside of a rate case. As such, in years in which we do not expect a retail rate adjustment, changes in our revenues over the previous year would depend largely on factors beyond our control, such as customer growth, weather and customer usage patterns. The Committee sets earnings goals each year in support of the Company’s financial plan and growth objectives, while taking into consideration economic conditions and items that may have impacted the prior year’s actual results, such as:

•

weather-related revenue

•

state and federal regulatory or policy changes

•

impact(s) of one-time or non-recurring items

The Committee reviews earnings adjustments throughout the year by considering:

•

whether the item was included in the financial plan

•

whether the item was an unanticipated event that occurred during the period (outside of management’s control)

•

whether the item was unusual or non-recurring, including, without limitation, ACC related impacts on earnings

Consistent with this methodology, for 2022, the Committee set threshold, target and maximum Pinnacle West and APS earnings goals at a decrease relative to 2021 actual incentive earnings in consideration of the following:

•

inclusion of a projection of revenue and earnings impacts related to the decrease in rates as a result of our 2019 rate case decision

•

a continued focus on effective cost controls and customer affordability

•

annual increase to customer usage and sales forecasts

For 2022, we set the APS earnings target at $475 million, a decrease from 2021 actual incentive earnings of $632.3 million. Likewise, we set Pinnacle West’s 2022 earnings target at $455 million, compared to Pinnacle West’s 2021 actual incentive earnings of $618.7 million. The decrease in the 2022 earnings targets were reflective of the unfavorable 2019 rate case decision that included a decrease in rates that were implementated in December 2021.

2023 Proxy Statement | 76

Back to Contents

2022 PNW AND APS Incentive Plan Results — Earnings

For incentive plan purposes, actual earnings for Pinnacle West was 160% of target and actual earnings for APS was 200% of target, at $483.6 million and $524.9 million, respectively, as shown below. The 2022 earnings results were driven primarily by:

•

retail customer growth, primarily small commercial and industrial sales

•

higher revenues due to warmer weather

The earnings portion of the annual cash incentive for Mr. Guldner as CEO was determined based on Pinnacle West earnings weighted at 50% of the award. For all NEOs other than the CEO, the earnings portion of the annual cash incentive was determined based on APS earnings and weighted at 50% of the award. The APS Incentive Plan provides that if the threshold earnings number is not met, no incentive payment will be awarded, regardless of business unit performance.

The Palo Verde Incentive Plan provides that if the threshold earnings number is not met, the APS earnings portion of the incentive payment will not be awarded. In addition, under the Palo Verde Incentive Plan, PVGS’s overall business unit performance was required to achieve at least 100% of the target level for 2022 before Mr. Heflin and Ms. Lacal could receive any payout under the APS earnings portion.

Under the terms of the 2022 Incentive Plans, the Committee may adjust plan targets or incentive results and may make other changes to the plan deemed necessary or appropriate due to unanticipated events that arise during the performance period or unusual or non-recurring adjustments on actual earnings that arise during the performance period, including without limitation, ACC rate-related impacts on earnings. The Committee did not make any adjustments to PNW and APS 2022 earnings.

2023 Proxy Statement | 77

Back to Contents

Business Unit Component Target Setting Process

The Committee and the Board review and discuss the metrics and target recommendations to ensure appropriate rigor and alignment to business strategy and the financial plan.

The Company reviews enterprise shared and business unit specific metrics as part of the strategic business planning process to ensure alignment with the APS Promise, long-term goals and strategic priorities.

The goal-setting process considers objective measures to set achievement levels based on:

•

industry benchmarks with the objective of delivering top quartile performance

•

previous performance and opportunities to improve performance

•

internal trends and external considerations

•

goals to stretch and motivate performance improvement

Enterprise shared and specific business unit metrics are tied to the mission pillars of the APS Promise: Culture; Reliable; Customer Centric; Clean; and Affordable.

For 2022, we continued to align our shared enterprise-wide and business unit metrics with our principles and execution of strategic priorities. The 2022 Incentive Plans business unit performance for the NEOs (excluding Ms. Lacal and Mr. Heflin) was measured 60% on five shared enterprise metrics and the remaining 40% on specific metrics aligned with the business unit(s) the officer supports.

•

Mr. Guldner was evaluated against the shared enterprise metrics and an average of the five business specific areas

•

Mr. Heflin and Ms. Lacal were measured on PVGS business area metrics

2022 PNW and APS Incentive Plan Results — Business Unit Metrics

The 2022 average of all business unit metrics performance for 2022 was 110% of target compared to 96% of target in 2021. Performance includes adjustments for prudent business decisions, as described further below:

	Business Unit Performance
	Corporate Resources (%)	Customer Experience (%)	Generation (non-nuclear) (%)	Transmission/ Distribution (%)	Palo Verde (%)	Average (%)
2022 Results(1)	103	111	125	63	151	110
2021 Results(2)	83	90	102	51	154	96
(1) Results do not include adjustments. (2) Results include adjustments for prudent business decisions discussed on page XX of the Company’s 2022 Proxy Statement.

As indicated above, NEOs are evaluated based on shared enterprise metrics and/or business area specific metrics that correlate to their responsibilities. The business unit component for each NEO was weighted at 50%, with multiple business area results averaged for applicable NEOs. The 2022 Incentive Plans allow the Committee to make adjustments for individual performance, and the Committee may exercise discretion under the 2022 Incentive Plans due to unanticipated events that might arise during the performance period. In 2022, the Committee made no adjustments to business metrics.

2023 Proxy Statement | 78

Back to Contents

Business Unit Components Under the 2022 Incentive Plans

The following table summarizes the shared enterprise metrics and/or business area specific metrics used for each business unit, in addition to individual weightings, targets, and 2022 results. Under the components of the 2022 Incentive Plans, the range of potential achievement for each business unit metric was zero to 200% of the target level. Within that range, a target level of achievement provided for a 100% payout, a threshold level provided for a 50% of target payout and a maximum level provided for a 200% of target payout.

The percentage of target performance achieved reflects the comparison of our actual achievement of a particular measure for 2022 to the target established for that measure.

Business Unit Measures and Weighting	Measure	Target	Actual Results	% of Target Performance Achieved
Shared Enterprise Metrics (60%) (excluding PVGS)				45
Culture (15%)	Total Company Serious Injury and Fatality(1) (“SIF”) (15%)	N/A	3	100
Customer Centric (15%)	J.D. Power Business Study Overall Customer Satisfaction (4%)	Top half of 3rd Quartile	1st Quartile	200
	J.D. Power Electric Utility Residential Study Overall Customer Satisfaction Index (11%)	Top half of 3rd Quartile	2nd Quartile	200
Affordable (30%)	PNW O&M (15%)	Budget	$59.6M Over	0
	PNW Capital (15%)	Budget +/- $5M	$12.5M Over	0
Corporate Resources (Information Technology)				107
Shared Enterprise Metrics (60%)				45
Reliable (40%)	Average of All Operations Groups(2) Results (30%)	100%	140%	140
	Mission and Business Critical Systems Service Level Performance (10%)	90.00%	99.40%	200
Corporate Resources (Resource Management)				113
Shared Enterprise Metrics (60%)				45
Reliable (40%)	Average of All Operations Groups(2) Results (20%)	100%	140%	140
	EIM Flex Ramping Value (20%)	96.50%	98.89%	200
Corporate Resources (excluding Information Technology and Resource Management)				101
Shared Enterprise Metrics (60%)				45
Reliable (40%)	Average of All Operations Groups(2) Results (40%)	100%	140%	140
Customer Experience				111
Shared Enterprise Metrics (60%)				45
Customer Centric (40%)	Customer Care Service Level (20%)	75.00%	77.47%	131
	Digital Engagement (20%)	100.0%	114.0%	200
Generation (non-nuclear)				125
Shared Enterprise Metrics (60%)				45
Reliable (20%)	G&O Start-Up Reliability (20%)	99.1%	99.7%	200
Customer Centric (20%)	Fleet Summertime Equivalent Availability Factor (20%)	92.8%	95.0%	200
Transmission & Distribution				63
Shared Enterprise Metrics (60%)				45
Reliable (40%)	System Average Interruption Frequency Index (“SAIFI”) — All Weather (20%)	0.84	0.89	0
	System Average Interruption Duration Index (“SAIDI”) (20%)	82.49	84.05	88
PVGS(3)				151
Culture (20%)	INPO Operational Focus Index (Nov) (10%)	2nd Quartile	1st Quartile	200
	PV SIF(4) — Employees and Contractors (10%)	N/A	1	150
Customer Centric (30%)	Site Capacity Factor (12.5%)	93.00%	92.59%	59
	Summer Reliability Capacity Factor (17.5%)	99.00%	100.18%	200

2023 Proxy Statement | 79

Back to Contents

Business Unit Measures and Weighting	Measure	Target	Actual Results	% of Target Performance Achieved
Reliable (30%)	Scrams (Avoidable) (10%)	0	0	200
	Spring Outage Performance (5%)	29 days	35 days	0
	Fall Outage Performance (5%)	29 days	33 days	0
	INPO Maintenance Index (Jun & Nov) (10%)	2nd Quartile	1st Quartile	200
Affordable (20%)	Capital Budget (Jun) (5%)	$2M < Budget	$0.7M Under	200
	O&M Budget (15%)	$2M < Budget	$3.1M Under	155
(1)

Measured quarterly; pays at maximum for each quarter with no recordable incidents; no payout in the event of an APS employee work-related fatality.

(2)

Average includes: Transmission/Distribution, Customer Experience, Generation (non-nuclear) and PVGS.

(3)

PVGS business unit performance goals must achieve at least 100% payout overall before payment of the APS performance component can occur.

(4)

Measured quarterly; pays at maximum for each quarter with no recordable incidents; no payout in the event of a PVGS work-related fatality.

Long-Term Incentives

Our long-term equity incentive compensation is intended to align the interests of executives and our shareholders and increase long-term shareholder value while also offering an award opportunity that helps attract and retain qualified, experienced executives. The Company currently uses two types of equity awards: performance shares and RSUs. For our CEO and Executive Vice Presidents, our annual long-term equity awards were granted 70% to performance-based measures and 30% to time-based vesting, and for all other NEO officers, 60% to performance-based measures and 40% to time-based vesting.

2022 Long-Term Equity Incentive Component Summary
Vehicle	% of Target Equity Pay Mix	Measurement Period	Performance Link
Performance Shares	70(1)	3 years	Relative TSR (40%) EPS Performance (40%) Clean Megawatts Installed (20%)
RSUs	30(1)	Vest ratably over 4 years	Stock Price
(1)

For our 2022 annual long-term equity awards, Messrs. Guldner, Smith and Tetlow and Ms. Lacal were granted 70% performance shares and 30% RSUs; Mr. Geisler was granted 60% performance shares and 40% RSUs; and Mr. Cooper was granted 50% performance shares and 50% RSUs. In May 2022, Mr. Cooper received an additional promotional award granted as 60% performance shares and 40% RSUs.

To determine the amount of performance share and RSU awards for the annual grants made in February 2022, the promotional grant for Mr. Cooper in May 2022 and the new hire grants for Mr. Heflin in June 2022, the Committee first established a target compensation value for each officer that it wanted to deliver through long-term equity award opportunities. The Committee considered various factors, including the retention value of the total compensation package, the long-term equity component in light of the competitive environment and individual performance. The Committee also considered target value, taking into consideration the Company’s achievement of earnings targets and overall performance. Once the target value was established, the Committee determined the number of shares subject to the awards by reference to the then-current market value of the Company’s common stock, and then allocated the 2022 awards 70% to performance shares and 30% to RSUs for the CEO, APS Pesident and Executive Vice Presidents, 60% to performance shares and 40% to RSUs for all Senior Vice Presidents and 50% to performance shares and 50% to RSUs for all other officers.

The 2022 awards to the NEOs were as follows:

Name	Performance Shares – 70%(#)	RSUs – 30%(#)	Grant Date Value($)(1)
Mr. Guldner	44,044	18,876	$4,335,188
Mr. Geisler(2)	11,324	7,548	$1,300,281
Mr. Cooper(2)	6,724	5,028	$850,670
Mr. Heflin	10,756	17,420	$2,200,546

2023 Proxy Statement | 80

Back to Contents

Name	Performance Shares – 70%(#)	RSUs – 30%(#)	Grant Date Value($)(1)
Ms. Lacal	13,208	5,664	$1,300,281
Mr. Smith	8,384	3,596	$825,422
Mr. Tetlow	6,096	2,616	$600,256
(1)

For purposes of this table, Grant Date Value is equal to the total number of shares multiplied by the Company’s closing stock price on the date of grant ($68.90). For Mr. Cooper’s May promotional grant, the closing stock price on the date of grant was ($73.73). For Mr. Heflin’s June new hire grant, the closing stock price on the date of grant was ($78.10).

(2)

Messrs. Geisler’s and Cooper’s February 2022 annual awards were 60% performance shares and 40% RSUs and 50% performance shares and 50% RSUs, respectively. Mr. Cooper’s May promotional award was 60% performance shares and 40% RSUs.

Performance Shares
2022 Performance Shares

We granted performance shares to our NEOs in February 2022 for a three-year performance period (the “2022 Performance Shares”) with three distinct elements — relative TSR, EPS performance and the number of clean megawatts installed. Mr. Cooper received an incremental promotional grant in May and Mr. Heflin’s grant was made on his June date of hire. Both the performance period and the three distinct elements were the same as those for the performance shares that were granted to the other NEOs in February.

Metrics	Weighting	Rationale & Performance Link
Relative TSR Measures the Company’s TSR performance against: • Edison Electric Institute Index (the “Index”)	40%	Links pay to key measures generating shareholder value relative to others in the industry
EPS Performance Measures the Company’s actual EPS to our EPS target	40%	Links pay to key measures generating shareholder value and financial target
Clean Megawatts Installed Measures the Company’s clean megawatts installed to our clean megawatts installed target	20%	Links pay to Clean Energy Commitment

The Committee grants each award recipient a specified number of performance shares, which is allocated based on a weighting and considered the “Base Grant” for each performance element. Under each of the performance elements, the maximum award opportunity is 200% of the Base Grant, which reflects the performance of the three elements.

TSR

TSR is the measure of a company’s stock price appreciation plus dividends during the three-year performance period. We believe using TSR strengthens the link between officer performance and shareholder return. We anticipate that the common stock payout, if any, related to this element will be made in February 2025. For our CEO and Executive Vice Presidents, the portion of the performance shares that are TSR based will vest at target only if the Company’s three-year relative TSR performance equals or exceeds the 55th percentile of the Index.

Relative TSR Performance Scale	Performance Share Payout	Total Maximum Award Opportunity
90th Percentile or Greater	200% of the Base Grant	200% of Base Grant
55th Percentile(1)	100% of the Base Grant
25th Percentile	25% of the Base Grant
Less than 25th Percentile	None
(1) For Messrs. Geisler’s and Cooper’s 2022 Performance Shares, 100% of the Base Grant will pay out if the relative performance scale equals or exceeds the 50th percentile of the Index.
2023 Proxy Statement | 81

Back to Contents

EPS Performance

EPS performance measures the three-year average PNW EPS from continuing operations, diluted, performance as a percent of approved target for each year of performance period. We anticipate that the common stock payout, if any, related to this element will be made in February 2025.

Average EPS Performance Scale	Performance Share Payout	Total Maximum Award Opportunity
110.0%	200% of the Base Grant	200% of Base Grant
100.0%	100% of the Base Grant
95.0%	25% of the Base Grant
Less than 95.0%	None

Clean Megawatts Installed

Measures nameplate capacity of all newly installed renewable or other carbon free resources added during the performance period as a percentage of the approved target. We anticipate that the common stock payout, if any, related to this element will be made in February 2025.

Actual Clean MW Installed Performance Scale	Performance Share Payout	Total Maximum Award Opportunity
105.0%	200% of the Base Grant	200% of Base Grant
90.0%	100% of the Base Grant
75.0%	25% of the Base Grant
Less than 75.0%	None

The recipient must remain employed with the Company throughout the performance period, unless the recipient meets any of the exceptions described under “Potential Payments upon Termination or Change of Control.” Dividend equivalents, payable in cash, are credited on each performance share to the same extent that dividends are declared and paid on our common stock and treated as reinvested, but are paid only if the associated performance share payout is made. The 2022 Performance Shares are not included in calculating pension benefits.

The 2022 Performance Shares are included in the Summary Compensation Table in the column under “Stock Awards” and in the Grants of Plan-Based Awards table.

Payouts of 2019 Plan Awards

In 2019, the Committee granted performance shares to the NEOs, based on relative TSR and relative operational performance, the metric applicable to such shares. For the three-year period ended December 31, 2021, our TSR percentile was 0.0% compared to the companies in the Index. This was below the 25th percentile, so the NEOs did not receive a payout for the TSR portion of these performance shares. For the same period, our average performance percentile with respect to the 2019 performance metrics was 67.1% compared to the companies included in the operational performance metrics. The actual payout to each NEO is identified in the Option Exercises and Stock Vested table.

RSUs

We granted RSUs to our NEOs in February 2022. RSUs vest in equal 25% installments over four years if the award recipient remains employed by the Company or one of its subsidiaries unless the recipient meets any of the exceptions described under “Potential Payments upon Termination or Change of Control”.

Each RSU represents the fair market value of one share of our common stock on the applicable vesting date, and the value rises and falls with the Company’s stock price. Dividend equivalents, payable is cash, are credited on each RSU to the same extent that dividends are declared and paid on our common stock and treated as reinvested, but are paid only if the associated RSU vests.

The 2022 RSUs are included in the Summary Compensation Table in the column under “Stock Awards” and in the Grants of Plan-Based Awards table. RSUs granted in previous years that vested in 2022 are identified in the Option Exercises and Stock Vested table.

2023 Proxy Statement | 82

Back to Contents

Benefits
Pension Programs

The NEOs participate in the Pinnacle West Capital Corporation Retirement Plan (the “Retirement Plan”) and the Supplemental Excess Benefit Retirement Plan (the “Supplemental Plan”). We describe these plans in more detail under “Discussion of Pension Benefits”. The Company believes the pension programs are important recruitment and retention tools.

Deferred Compensation Program

The Company offers to its executive officers the option to participate in a deferred compensation program. We describe our deferred compensation program in more detail under “Discussion of Nonqualified Deferred Compensation”. We offer our deferred compensation program because the Committee believes it is standard market practice to permit officers to defer some portion of their cash compensation. However, we generally consider the value in the deferred compensation plan to be the participant’s own money and do not give this amount significant weight in making compensation decisions. Discretionary credit awards under the deferred compensation plan for Mr. Geisler, Mr. Tetlow and Ms. Lacal are discussed under the heading “Discussion of Nonqualified Deferred Compensation”.

Change of Control Agreements

The Company maintains Key Executive Employment and Severance Agreements (the “Change of Control Agreements”) for our officers, including the NEOs. Similar to our deferred compensation programs, Change of Control Agreements do not have a significant impact on compensation design. We discuss our Change of Control Agreements in more detail under “Potential Payments upon Termination or Change of Control.” Our Change of Control Agreements are “double trigger” agreements that provide severance benefits if, during a specified period following a change of control, the Company terminates an employee without “cause” or the employee terminates employment “for good reason, as such terms are defined under such agreements.” We believe that the possibility of strategic transactions or unsolicited offers creates job uncertainty for executives, and that the Change of Control Agreements provide effective incentives for executives to stay with the Company in light of these uncertainties. In addition, we believe that if the agreements are appropriately structured, they do not deter takeovers or disadvantage shareholders. Each agreement is terminable by the Company on notice given six months prior to each anniversary of the agreement.

In May 2009, in connection with a review of its executive compensation practices, the Company determined that, on a going-forward basis, it would no longer provide excise tax gross-up payments in new or materially amended Change of Control Agreements with its NEOs, but provided for an exception that gave the Company the ability to include a limited excise tax gross-up provision in connection with recruiting a new executive to the Company. In 2018, the Committee removed this exception. Since 2021, the Change of Control Agreements for all NEOs (except Mr. Guldner, whose agreement was not amended nor modified) contain a “best net benefit” provision which provides that the Company’s payments to the officer can be reduced to the extent that no portion of the reduced payments shall be subject to certain excise taxes under the Internal Revenue Code of 1986 (the “Code”), but only if the officer’s net after-tax benefit is greater than his or her net after-tax benefit would have been if such reduction were not made and the officer paid the excise tax.

In addition to the Change of Control Agreements described above, under the terms of our 2012 Plan and 2021 Plan, awards are accelerated upon a change of control unless the Board chooses to override such provisions. In exercising its override authority, the Board must conclude, in good faith, that participants’ awards will remain outstanding, be assumed by any successor company, or be exchanged for new awards pursuant to a change of control, and that there will be no material impairment to either the value of the awards or the opportunity for future appreciation in respect of the awards.

Perquisites

We have had a long-standing practice of providing only limited perquisites to our executive officers. We describe our perquisites paid to each of the NEOs in footnote 4 to the Summary Compensation Table on page 89.

2023 Proxy Statement | 83

Back to Contents

Other Considerations

Stock Ownership and Retention Guidelines

We believe that linking a significant portion of an officer’s current and potential future net worth to the Company’s success, as reflected in our stock price, helps to ensure that officers have a stake similar to that of our shareholders. Stock ownership guidelines also encourage the long-term management of the Company for the benefit of the shareholders.

The Company’s Guidelines are based on the officer’s position and his or her base salary. The ownership requirements are shown below in respect of the indicated officer position:

Officer	Multiple of Base Salary(1)
Chief Executive Officer	5 times Base Salary
APS President and all Executive and Senior Vice Presidents	2 times Base Salary
All other Vice Presidents and Officers	1 times Base Salary
(1)

Each officer is expected to meet his or her ownership requirement within five years following such officer’s election (the “Phase-in Period”). In the event of (1) a promotion or a change in the Guidelines that would cause the officer to move into a higher multiple level or (2) a base salary increase of more than 20% over the officer’s previous base salary, an officer will have an additional three years to meet his or her applicable ownership requirement. If the officer does not attain compliance with his or her ownership requirement by the end of the Phase-in Period, any subsequent grants of equity compensation to such officer will be payable solely in shares of stock until the ownership requirement is met. Under the Guidelines, the CEO may grant exceptions for hardship and other special circumstances. The types of ownership arrangements counted toward the Guidelines are: common stock, whether held individually, jointly, or in trust with or for the benefit of an immediate family member; shares issued upon the vesting of RSUs or the payout of performance shares; and unvested RSUs to the extent they will result in the issuance of common stock to the officer.

Officers may not sell or otherwise transfer (“Dispose”) any shares of Company stock received by them pursuant to any of the Company’s compensation or benefit programs (net of shares sold or surrendered to meet tax withholding or exercise requirements) until his or her ownership requirement has been met. All NEOs are in compliance with the Guidelines.

Prohibition on Hedging and Pledging

Directors, officers, and employees of the Company may not engage in any speculative trading, hedging, or derivative security transaction (including any financial instrument such as a prepaid variable forward contract, equity swap, collar, short-sales, or exchange fund) that involves or references Company securities. In addition, Directors and officers may not pledge, margin or otherwise grant an economic interest in any shares of Company stock.

Clawback Policy

Pinnacle West has a clawback policy that applies to specified current or former executive officers, including our NEOs. Under the policy, in the event of any material restatement of the consolidated financial statements of the Company and its subsidiaries within three years of the first public release or filing with the SEC, the Committee may, within 12 months after the material restatement, require forfeiture and/or return to the Company of all or a portion of the compensation vested, awarded or received under any bonus award, short-term incentive award, equity award (including any award of restricted stock, performance shares, phantom stock, deferred stock units or RSUs) or other award during the period subject to restatement and the 12-month period following the first public issuance or filing with the SEC of the financial statements that were restated, by any executive that the Committee determines has personally engaged in intentional misconduct that caused or partially caused the need for such restatement. Any forfeiture and/or return of compensation by an executive under the policy will be limited to the portion that the executive would not have received if the consolidated financial statements had been reported properly at the time of first public release or filing with the SEC. By accepting any award as to which this policy applies, each executive agrees to forfeit and/or return compensation to the Company as provided by the policy. The policy does not limit the ability of the Company to pursue forfeiture or reclaim payments under other legal rights.

2023 Proxy Statement | 84

Back to Contents

Taxation Considerations Regarding Executive Compensation

Pursuant to Section 162(m) of the Code, for federal income tax purposes, publicly traded corporations generally are not permitted to deduct annual compensation in excess of $1 million paid to any of certain top executives. The Committee and the Board may weigh the tax consequences of the total compensation program when setting the total compensation package for an officer. However, the Committee and the Board do not routinely apply the tax-deductibility rules to limit what they determine otherwise to be necessary and appropriate compensation awards or as a justification for awarding compensation below $1 million.

As a result of changes made by the 2017 Tax Cuts and Jobs Act, certain “performance-based” compensation, which was excludible from the scope of Section 162(m) under prior law, must now be included in determining the $1 million limitation unless it qualifies under a transition rule applicable to certain compensation arrangements in place as of November 2, 2017. In December 2020, the Internal Revenue Service released final regulations which provide additional guidance related to this transition rule. The Company continues to believe that performance-based awards granted to our executive officers, and in place as of November 2, 2017, are deductible under this transition rule. Further, the Committee reserves the right to modify compensation that was initially intended to be exempt from Section 162(m) if it determines that such modifications are consistent with the Company’s business needs.

2023 Proxy Statement | 85

Back to Contents

NEO Pay Summaries

The charts below illustrate the strong emphasis that we place on performance-based, shareholder-aligned incentive compensation:

2022 Compensation ($ Millions)

JEFFREY B. GULDNER

Chairman of the Board, President and Chief
Executive Officer of PNW and Chairman of the Board
and Chief Executive Officer of APS

THEODORE N. GEISLER

President of APS

ANDREW D. COOPER

Senior Vice President and Chief Financial
Officer of PNW and APS

ADAM C. HEFLIN

Executive Vice President and Chief Nuclear Officer of
PVGS, APS

2023 Proxy Statement | 86

Back to Contents

MARIA L. LACAL

Executive Vice President and Advisor
to the CEO, APS

ROBERT E. SMITH

Executive Vice President, General Counsel and Chief
Development Officer of PNW and APS

JACOB TETLOW

Executive Vice President, Operations, APS

2023 Proxy Statement | 87

Back to Contents

Executive Compensation Tables

Summary Compensation Table

The following table provides information concerning the total compensation earned or paid to the Company’s NEOs:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Jeffrey B. Guldner, Chairman of the Board, President and Chief Executive Officer of PNW and Chairman of the Board and Chief Executive of APS	2022	1,100,000	0	4,577,787	1,710,723	931,174	38,633	8,358,317
	2021	1,100,000	0	4,079,762	1,790,074	1,099,555	30,766	8,100,157
	2020	1,100,000	0	3,316,740	1,551,946	856,971	23,798	6,849,455
Theodore N. Geisler, (5) President, APS	2022	622,260	0	1,376,974	831,872	128,704	31,217	2,991,027
	2021	450,000	0	1,051,582	447,757	93,957	28,489	2,071,785
	2020	380,109	0	512,791	318,840	78,194	23,388	1,313,322
Andrew D. Cooper, (5) Senior Vice President and Chief Financial Officer, PNW and APS	2022	440,821	0	895,565	526,750	64,803	43,113	1,971,052
Adam C. Heflin, (6) Executive Vice President and Chief Nuclear Officer of Palo Verde Generating Station, APS	2022	400,822	500,000	2,283,316	527,008	71,793	5,577	3,788,516
Maria L. Lacal, (7) Executive Vice President and Advisor to the CEO, APS	2022	463,726	0	1,373,029	609,722	(245,000)	281,417	2,482,894
	2021	600,000	0	839,352	796,545	483,567	34,821	2,754,285
	2020	570,710	0	714,708	563,394	479,883	23,210	2,351,905
Robert E. Smith, Executive Vice President, General Counsel and Chief Development Officer of PNW and APS	2022	620,000	0	871,606	699,825	213,331	31,381	2,436,143
	2021	610,000	0	762,436	646,333	229,176	26,800	2,274,745
	2020	610,000	0	717,454	528,812	194,742	115,813	2,166,821
Jacob Tetlow, Executive Vice President, Operations, APS	2022	485,000	0	633,827	540,242	(99,050)	27,308	1,587,327
(1)

The amounts in this column reflect the aggregate grant date fair value of performance shares and RSUs computed in accordance with FASB ASC Topic 718. The TSR performance share value reported is based on the probable outcome of the performance conditions as of the grant date using a Monte Carlo simulation model: February grants for Messrs. Guldner, Tetlow and Smith, and Ms. Lacal ($82.67); and February grants for Messrs. Geisler and Cooper ($85.83); Mr. Cooper’s May grant ($90.35); and Mr. Heflin’s June grant ($97.34). The EPS and clean megawatts installed performance share value is based on the closing price on the date of grant: February grants ($68.90); Mr. Cooper’s May grant ($73.73); and Mr. Helfin’s June grant ($78.10). The amounts in the column are allocated between the various equity grants as follows:

Name	RSUs ($)	Performance Shares ($)
Mr. Guldner	1,300,556	3,277,231
Mr. Geisler	520,057	856,917
Mr. Cooper	362,812	532,753
Mr. Heflin	1,360,502	922,814
Ms. Lacal	390,250	982,779

2023 Proxy Statement | 88

Back to Contents

Name	RSUs ($)	Performance Shares ($)
Mr. Smith	247,764	623,842
Mr. Tetlow	180,242	453,585

The aggregate grant date fair value of the performance shares granted in 2022 assuming the highest level of performance is achieved is as follows: Mr. Guldner — $6,554,462; Mr. Geisler — $1,713,833; Mr. Cooper — $1,065,505; Mr. Heflin — $1,845,627; Ms. Lacal — $1,965,556; Mr. Smith — $1,247,684; and Mr. Tetlow — $907,171. Per the terms of the 2022 Performance Shares, when Ms. Lacal retired, a pro-rata portion of each of her 2022 Performance Shares equal to 9,905 total performance shares were forfeited.

(2)

These amounts represent the payments described under “Executive Compensation Components — Annual Cash Incentives” in the CD&A.

(3)

The amounts in this column for 2022 consist of: (i) the estimated aggregate change in the actuarial present value from December 31, 2021 to December 31, 2022 of each of the NEO’s accumulated benefits payable under all defined benefit and actuarial pension plans (including supplemental plans and employment agreements) as follows: Mr. Guldner — $890,667; Mr. Geisler — $120,208; Mr. Cooper — $64,803; Mr. Heflin — $71,676; Ms. Lacal — $(290,254); Mr. Smith — $194,686; and Mr. Tetlow — $(119,789); and (ii) the above-market portion of interest accrued under the deferred compensation plan as follows: Mr. Guldner — $40,507; Mr. Geisler — $8,496; Mr. Heflin — $117; Ms. Lacal — $45,254; Mr. Smith — $18,645; and Mr. Tetlow — $20,739. The actuarial present value provided in this footnote is driven by certain assumptions, including the discount rate and the mortality assumption.

(4)

The amounts in this column include the following amounts for each of the NEOs for 2022:

Mr. Guldner:
• Company’s contribution under the 401(k) plan	13,725
• Perquisites and personal benefits consisting of a car allowance, executive physical and financial planning	24,908
Mr. Geisler:
• Company’s contribution under the 401(k) plan	13,725
• Perquisites and personal benefits consisting of a car allowance, executive physical and financial planning	17,492
Mr. Cooper:
• Company’s contribution under the 401(k) plan	13,725
• Perquisites and personal benefits consisting of a car allowance, executive physical and financial planning	29,388
Mr. Heflin:
• Perquisite consisting of a car allowance	5,577
Ms. Lacal:
• Company’s contribution under the 401(k) plan	13,725
• Medical Retention Agreement payment	260,000
• Perquisite consisting of a car allowance	7,692
Mr. Smith:
• Company’s contribution under the 401(k) plan	13,725
• Perquisites and personal benefits consisting of a car allowance and financial planning	17,656
Mr. Tetlow:
• Company’s contribution under the 401(k) plan	9,150
• Perquisites and personal benefits consisting of a car allowance, executive physical and financial planning	18,158
(5)

Mr. Geisler was promoted to President of APS and Mr. Cooper was promoted to Senior Vice President and Chief Financial Officer of PNW and APS effective May 16, 2022.

(6)

Mr. Heflin was hired on June 6, 2022.

(7)

Ms. Lacal retired September 30, 2022.

2023 Proxy Statement | 89

Back to Contents

Grants of Plan-Based Awards

Name	Grant Date(1)	Committee Action Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(3) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Jeffrey B. Guldner			6,325	1,265,000	2,530,000
	02/22/2022(4)					8,809	17,618	35,236		1,456,480
	(PS TSR)
	02/22/2022(4)					8,809	17,618	35,236		1,213,880
	(PS EPS)
	02/22/2022(4)					4,404	8,808	17,616		606,871
	(PS Clean)
	02/22/2022(5)								18,876	1,300,556
	(RSU)
Theodore N. Geisler			2,763	552,500	1,105,000
	02/22/2022(4)					2,265	4,530	9,060		388,810
	(PS TSR)
	02/22/2022(4)					2,265	4,530	9,060		312,117
	(PS EPS)
	02/22/2022(4)					1,132	2,264	4,528		155,990
	(PS Clean)
	02/22/2022(5)								7,548	520,057
	(RSU)
Andrew D. Cooper			1,750	350,000	700,000
	02/22/2022(4)					327	654	1,308		56,133
	(PS TSR)
	02/22/2022(4)					327	654	1,308		45,061
	(PS EPS)
	02/22/2022(4)					164	328	656		22,599
	(PS Clean)
	02/22/2022(5)								1,636	112,720
	(RSU)
	05/16/2022(4,6)	04/20/2022(6)				1,017	2,035	4,070		183,862
	(PS TSR)
	05/16/2022(4,6)	04/20/2022(6)				1,017	2,035	4,070		150,041
	(PS EPS)
	05/16/2022(4,6)	04/20/2022(6)				509	1,018	2,036		75,057
	(PS Clean)
	05/16/2022(5,6)	04/20/2022(6)							3,392	250,092
	(RSU)

2023 Proxy Statement | 90

Back to Contents

Name	Grant Date(1)	Committee Action Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(3) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Adam C. Heflin			1,503	300,615	601,230
	06/06/2022(4,7)					2,151	4,302	8,604		418,757
	(PS TSR)
	06/06/2022(4,7)					2,151	4,302	8,604		335,986
	(PS EPS)
	06/06/2022(4,7)					1,076	2,152	4,304		168,071
	(PS Clean)
	06/06/2022(5,7)								4,612	360,197
	(RSU)
	06/06/2022(5,7)								12,808	1,000,305
	(RSU)
Maria L. Lacal			1,739	347,797	695,594
	02/22/2022(4)					2,641	5,283	10,566		436,746
	(PS TSR)
	02/22/2022(4)					2,641	5,283	10,566		363,999
	(PS EPS)
	02/22/2022(4)					1,321	2,642	5,284		182,034
	(PS Clean)
	02/22/2022(5)								5,664	390,250
	(RSU)
Robert E. Smith			2,325	465,000	930,000
	02/22/2022(4)					1,677	3,354	6,708		277,275
	(PS TSR)
	02/22/2022(4)					1,677	3,354	6,708		231,091
	(PS EPS)
	02/22/2022(4)					838	1,676	3,352		115,476
	(PS Clean)
	02/22/2022(5)								3,596	247,764
	(RSU)
Jacob Tetlow			1,819	363,750	727,500
	02/22/2022(4)					1,219	2,438	4,876		201,549
	(PS TSR)
	02/22/2022(4)					1,219	2,438	4,876		167,978
	(PS EPS)
	02/22/2022(4)					610	1,220	2,440		84,058
	(PS Clean)
	02/22/2022(5)								2,616	180,242
	(RSU)
(1)

In this column, the abbreviation “PS” means performance share awards and “RSU” means restricted stock unit awards.

(2)

As required by SEC rules, the “Estimated Possible Payouts” represent the “threshold,” “target,” and “maximum” payouts the NEOs were eligible to receive under the 2022 Incentive Plans. The actual awards paid to the NEOs under the 2022 Incentive Plans are disclosed in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. With respect to Messrs. Guldner, Geisler, Cooper, Smith and Tetlow, the minimum amount each officer would have been eligible to receive was calculated based on earnings achieving 1% and no achievement of the business unit performance metrics. The minimum amount Mr. Heflin and Ms. Lacal would have been eligible to receive was calculated based on the business unit performance metrics achieving 1% and no achievement of the APS earnings goals under the Palo Verde Incentive Plan.

2023 Proxy Statement | 91

Back to Contents

(3)

The amounts in this column reflect the aggregate grant date fair value of performance shares and RSUs computed in accordance with FASB ASC Topic 718.

(4)

This amount represents the 2022 Performance Shares described under “Executive Compensation Components — Long-Term Incentives — Performance Shares” in the CD&A. In accordance with FASB ASC Topic 718, the TSR performance share value reported is based on the probable outcome of the performance conditions as of the grant date using a Monte Carlo simulation model: February grants for Messrs. Guldner, Tetlow and Smith, and Ms. Lacal ($82.67); and February grants for Messrs. Geisler and Cooper ($85.83); Mr. Cooper’s May grant ($90.35); and Mr. Heflin’s June grant ($97.34). The EPS and clean megawatts performance share value is based on the closing price on the date of grant: February grants ($68.90); Mr. Cooper’s May grant ($73.73); and Mr. Helfin’s June grant ($78.10). Per the terms of the 2022 Performance Shares, when Ms. Lacal retired, a pro-rata portion of each of her performance shares equal to 9,905 2022 Performance Shares were forfeited.

(5)

This amount represents the 2022 RSU awards described under “Executive Compensation Components — Long-Term Incentives — RSUs” in the CD&A. In accordance with FASB ASC Topic 718, we valued the RSUs using the number of RSUs awarded multiplied by the closing stock price on the date of the grant as follows: in February ($68.90); in May for Mr. Cooper ($73.73); and in June for Mr. Heflin ($78.10). There were no forfeitures in 2022.

(6)

These amounts represent Mr. Cooper’s promotional grant, the term of the awards are the same as 2022 awards described above; the RSU and performance share grants were approved by the Committee on April 20, 2022, with the grants to be effective on May 16, 2022; additional information on Mr. Cooper’s promotional grant is described in the narrative disclosure accompanying the Summary Compensation Table and the Grant of Plan Based Awards.

(7)

These amounts represent Mr. Heflin’s June 6, 2022 grant, the term of the awards are the same as 2022 awards described above; additional information on Mr. Heflin’s offer letter is described in the narrative disclosure accompanying the Summary Compensation Table and the Grant of Plan Based Awards.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

See the CD&A for further information regarding the terms of awards reported in the Summary Compensation Table and the Grants of Plan-Based Awards table, and for discussions regarding the formulas or criteria to be applied in determining the amounts payable, vesting schedules, and the treatment of dividends.

The Company does not have formal employment agreements with its NEOs; however, we typically enter into offer letters with new executive officers. Deferred compensation credits granted to Mr. Geisler, Mr. Tetlow and Ms. Lacal are discussed under the heading “Discussion of Nonqualified Deferred Compensation” on pages 102-103, and a Medical Retention Agreement entered into with Ms. Lacal is discussed under the heading “Potential Payments upon Termination or Change of Control” on page 103.

The Company awarded Mr. Cooper a promotional long-term incentive award consisting of 60% Performance Share awards and 40% RSUs valued at $625,000 granted upon his May 16, 2022 promotion date and based upon the closing stock price on such date.

The Company and Mr. Heflin executed an offer letter dated May 19, 2022. Pursuant to the offer letter, Mr. Heflin was awarded a $500,000 hiring incentive in lieu of executive relocation benefits, a long-term incentive award consisting of 70% Performance Share awards and 30% RSUs valued at $1,200,000 granted upon hire date and based upon the closing stock price on such date, and an additional one time RSU grant valued at $1,000,000, also granted upon hire date and based upon the closing stock price on such date. The offer letter also provided for participation in the Supplemental Executive Retirement Plan, the Deferred Compensation Plan and Change-in-Control Agreement similar to those provided to other officers.

2023 Proxy Statement | 92

Back to Contents

Outstanding Equity Awards at Fiscal Year-End

Name	Stock Awards
	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Jeffrey B. Guldner	18,876	(2)	1,435,331	35,236	(6)	2,679,345
	(RSUs)			(PS at maximum)
				35,236	(7)	2,679,345
				(PS at maximum)
				4,404	(8)	334,880
				(PS at threshold)
	12,450	(3)	946,698	38,731	(9)	2,945,105
	(RSUs)			(PS at target)
	4,790	(4)	364,232	25,219	(10)	1,917,653
	(RSUs)			(PS at target)
	1,490	(5)	113,300
	(RSUs)
Theodore N. Geisler	7,548	(2)	573,950	9,060	(6)	688,922
	(RSUs)			(PS at maximum)
				9,060	(7)	688,922
				(PS at maximum)
				1,132	(8)	86,077
				(PS at threshold)
	4,269	(3)	324,615	8,536	(9)	649,078
	(RSUs)			(PS at target)
	1,110	(4)	84,404	3,327	(10)	252,985
	(RSUs)			(PS at target)
	228	(5)	17,337
	(RSUs)
Andrew D. Cooper(11)	1,636	(2)	124,401	1,308	(6)	99,460
	(RSUs)			(PS at maximum)
				1,308	(7)	99,460
				(PS at maximum)
				164	(8)	12,471
				(PS at threshold)
	3,392	(2)	257,928	4,070	(6)	309,483
	(RSUs)			(PS at maximum)
				4,070	(7)	309,483
				(PS at maximum)
				509	(8)	38,704
				(PS at treshold)
	1,027	(3)	78,093	1,423	(9)	108,205
	(RSUs)			(PS at target)
	508	(4)	38,628	1,608	(10)	122,273
	(RSUs)			(PS at target)

2023 Proxy Statement | 93

Back to Contents

Name	Stock Awards
	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Adam C. Heflin(12)	4,612	(2)	350,696	8,604	(6)	654,248
	(RSUs)			(PS at maximum)
				8,604	(7)	654,248
				(PS at maximum)
				1,076	(8)	81,819
				(PS at threshold)
	12,808	(2)	973,920
	(RSUs)
Maria L. Lacal				2,642	(6)	200,898
				(PS at maximum)
				2,642	(7)	200,898
				(PS at maximum)
				331	(8)	25,169
				(PS at threshold)
				8,637	(9)	656,758
				(PS at target)
				5,629	(10)	428,030
				(PS at target)
Robert E. Smith	3,596	(2)	273,440	6,708	(6)	510,076
	(RSUs)			(PS at maximum)
				6,708	(7)	510,076
				(PS at maximum)
				838	(8)	63,722
				(PS at threshold)
	2,978	(3)	226,447	6,189	(9)	470,612
	(RSUs)			(PS at target)
	1,464	(4)	111,323	4,656	(10)	354,042
	(RSUs)			(PS at target)
	844	(5)	64,178
	(RSUs)
Jacob Tetlow(13)	2,616	(2)	198,921	4,876	(6)	370,771
	(RSUs)			(PS at maximum)
				4,876	(7)	370,771
				(PS at maximum)
				610	(8)	46,384
				(PS at threshold)
	1,709	(3)	129,952	3,415	(9)	259,676
	(RSUs)			(PS at target)
	546	(3)	41,518	1,754	(9)	133,375
	(RSUs)			(PS at target)
	666	(4)	50,643	1,995	(10)	151,700
	(RSUs)			(PS at target)
	228	(5)	17,337
	(RSUs)
2023 Proxy Statement | 94

Back to Contents

(1)

The amount in this column is calculated by multiplying the closing market price of our common stock at the end of 2022 ($76.04) per share (as of December 30, 2022) by the number of RSUs, performance shares and corresponding dividend rights (and interest thereon) that will be paid in stock to the extent the underlying RSUs and performance shares actually vest, listed for the specified officer.

(2)

This amount represents the RSUs awarded in 2022 that are described, with their vesting and release schedule, under “Executive Compensation Components — Long-Term Incentives — RSUs” in the CD&A.

(3)

This amount represents: (i) the remaining RSUs awarded in 2021, as follows: Mr. Guldner — 11,514; Mr. Geisler — 3,948; Mr. Cooper — 987; Mr. Smith — 2,862; and Mr. Tetlow — 1,581 and 528; and (ii) accrued dividend rights (and interest thereon) that will be paid in stock to the extent the underlying RSUs actually vest, as follows: Mr. Guldner — 936; Mr. Geisler — 321; Mr. Cooper — 40; Mr. Smith — 116; and Mr. Tetlow — 128 and 18. The 2021 RSUs vest and are released in 25% increments beginning on February 20, 2022, so they will be fully vested on February 20, 2025.

(4)

This amount represents: (i) the remaining RSUs awarded in 2020, as follows: Mr. Guldner — 4,790; Mr. Geisler — 984; Mr. Cooper — 480; Mr. Smith — 1,376; and Mr. Tetlow — 590 and; (ii) accrued dividend rights (and interest thereon) that will be paid in stock to the extent the underlying RSU’s actually vest, as follows: Mr. Geisler — 126; Mr. Cooper — 28; Mr. Smith — 88; and Mr. Tetlow — 76. The 2020 RSUs vest and are released in 25% increments beginning on February 20, 2021, so they will be fully vested on February 20, 2024.

(5)

This amount represents: (i) the remaining RSUs awarded in 2019, as follows: Mr. Guldner — 1,490; Mr. Geisler — 194; Mr. Smith — 718; and Mr. Tetlow — 194; and (ii) accrued dividend rights (and interest thereon) that will be paid in stock to the extent the underlying RSUs actually vest, as follows: Mr. Geisler — 34; Mr. Smith — 126; and Mr. Tetlow — 34. The 2019 RSUs vest and are released in 25% increments beginning on February 20, 2020, so they will be fully vested on February 20, 2023.

(6)

This amount represents: (i) the 2022 TSR performance shares granted in February — the SEC rules require us to assume a number of shares equal to the maximumt (200% of Base Grant) payout level of these performance shares, although the actual number of shares awarded, if any, will not be determined until after the end of the performance period, which ends on December 31, 2024. The 2022 Performance Shares are described with their vesting schedule under “Executive Compensation Components — Long-Term Incentives — Performance Shares” in the CD&A. Ms. Lacal’s amount represents the remaining pro-rata portion of her grant following her retirement.

(7)

This amount represents: (i) the 2022 EPS performance shares granted in February — the SEC rules require us to assume a number of shares equal to the maximum (200% of Base Grant) payout level of these performance shares, although the actual number of shares awarded, if any, will not be determined until after the end of the performance period, which ends on December 31, 2024. The 2022 Performance Shares are described with their vesting schedule under “Executive Compensation Components — Long-Term Incentives — Performance Shares” in the CD&A. Ms. Lacal’s amount represents the remaining pro-rata portion of her grant following her retirement.

(8)

This amount represents: (i) the 2022 clean megawatts performance shares granted in February — the SEC rules require us to assume a number of shares equal to the threshold (50% of Base Grant) payout level of these performance shares, although the actual number of shares awarded, if any, will not be determined until after the end of the performance period, which ends on December 31, 2024. The 2022 Performance Shares are described with their vesting schedule under “Executive Compensation Components — Long-Term Incentives — Performance Shares” in the CD&A. Ms. Lacal’s amount represents the remaining pro-rata portion of her grant following her retirement.

(9)

This amount represents: (i) the 2021 performance shares — the SEC rules require us to assume a number of shares equal to the target (100% of Base Grant) payout level of these performance shares, although the actual number of shares awarded, if any, will not be determined until after the end of the performance period, which ends on December 31, 2023; and (ii) accrued dividend rights (and interest thereon) that will be paid in stock to the extent the underlying performance shares actually vest and are paid out, as follows: Mr. Guldner — 2,911; Mr. Geisler — 642; Mr. Cooper — 107; Ms. Lacal — 1,269; Mr. Smith — 465; and Mr. Tetlow — 257 and 114. The 2021 performance shares are described with their vesting schedule under “Executive Compensation Components — Long-Term Incentives — Performance Shares” in the CD&A.

(10)

This amount represents: (i) the 2020 performance shares — the SEC rules require us to assume a number of shares equal to the target (100% of Base Grant) payout level of these performance shares, although the actual number of shares awarded, if any, will not be determined until after the end of the performance period, which ends on December 31, 2022; and (ii) accrued dividend rights (and interest thereon) that will be paid in stock to the extent the underlying performance shares actually vest and are paid out, as follows: Mr. Guldner — 2,871; Mr. Geisler — 379; Mr. Cooper — 168; Ms. Lacal — 813; Mr. Smith — 530; and Mr. Tetlow — 227. The 2020 performance shares are described with their vesting schedule under “Executive Compensation Components — Long-Term Incentives — Performance Shares” in the CD&A.

(11)

Mr. Cooper was awarded an additional grant on May 16, 2022 in recognition of his promotion; the term of the awards are the same as 2022 awards described above.

(12)

Mr. Heflin was awarded grants on June 6, 2022 as part of his ofer letter; the term of the awards are the same as 2022 awards described above; additional information on Mr. Heflin’s offer letter are described in the narrative disclosure accompanying the Summary Compensation Table and the Grant of Plan Based Awards.

(13)

Mr. Tetlow was awarded an additional grant in May 2021 as part of his promotion; the terms of the additional award are the same as 2021 awards described above.

2023 Proxy Statement | 95

Back to Contents

Option Exercises and Stock Vested

Name	Stock Awards
	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Jeffrey B. Guldner	19,972	1,323,853
Theodore N. Geisler	3,345	226,019
Andrew D. Cooper	587	40,455
Adam C. Heflin	0	0
Maria L. Lacal	13,564	885,310
Robert E. Smith	5,970	394,674
Jacob Tetlow	2,479	166,334
(1)

The amount in this column consists of: (i) RSUs that were granted to NEOs in February 2021 that vested and were released in part on February 18, 2022 as follows: Mr. Guldner — 3,838; Mr. Geisler — 1,316; Mr. Cooper — 329; Ms. Lacal — 790; Mr. Smith —954; and Mr. Tetlow — 703; dividend rights (and interest thereon) payable in stock earned on RSUs granted in February 2021 and released in part on February 18, 2022, as follows: Mr. Guldner — 190; Mr. Geisler — 65; Mr. Cooper — 8; Ms. Lacal — 20; Mr. Smith — 24; and Mr. Tetlow — 29; (ii) RSUs that were granted to NEOs in February 2020 (except Mr. Cooper), and Mr. Cooper in June 2020, that vested and were released in part on February 18, 2022, as follows: Mr. Guldner — 2,395; Mr. Geisler — 492; Mr. Cooper — 240; Ms. Lacal — 516; Mr. Smith — 688; and Mr. Tetlow — 295; dividend rights (and interest thereon) payable in stock earned on RSUs granted in February 2020 and released in part on February 18, 2022 as follows: Mr. Geisler — 49; Mr. Cooper — 10; Ms. Lacal — 52; Mr. Smith — 34; and Mr. Tetlow — 29; (iii) RSUs that were granted to NEOs in February 2019 that vested and were released in part on February 18, 2022 as follows: Mr. Guldner — 1,490; Mr. Geisler — 194; Ms. Lacal — 331; Mr. Smith — 718; and Mr. Tetlow — 194; dividend rights (and interest thereon) payable in stock earned on RSUs granted in February 2019 and released in part on February 18, 2022 as follows: Mr. Geisler — 29; Ms. Lacal — 49; Mr. Smith — 107; and Mr. Tetlow— 29; (iv) RSUs that were granted to NEOs in February 2018, that vested and were released in part on February 18, 2022, as follows: Mr. Guldner — 681; Mr. Geisler — 227; Ms. Lacal — 389; and Mr. Tetlow — 227; dividend rights (and interest thereon) payable in stock earned on RSUs granted in 2018 and released in part on February 18, 2022, as follows: Mr. Geisler — 45; Ms. Lacal — 77; and Mr. Tetlow — 45; (v) 5,664 RSUs granted to Ms. Lacal in February 2022; 2,370 RSUs granted to Ms. Lacal in February 2021; 1,032 granted to Ms. Lacal in February 2020; 331 RSUs granted to Ms. Lacal in February 2019; dividend rights (and interest thereon) payable in stock earned on those RSU consisting of 96 on the 2021 RSUs, 70 on the 2020 RSUs, and 63 on the 2019 RSUs, in all cases that vested (but were not released) on September 30, 2022; (vi) additional RSUs resulting from notional dividends on the one-time award of supplemental grants of RSUs that were granted in February 2011 for performance prior to 2011 and further described below (the “Supplemental RSUs”), that vested, but were not released, on the following dates in 2022:

Name	March 1	June 1	September 1	December 1
Jeffrey B. Guldner	65	60	63	63
Maria L. Lacal	44	40	41	-

(The Supplemental RSUs vested 50% on February 15, 2013, 25% on February 14, 2014, and 25% on February 13, 2015. The Supplemental RSUs are not released to the recipient until the recipient’s retirement, death, disability or separation of employment from the Company); and (vii) performance shares that were granted to the NEOs in February 2019, which were based on a performance period of January 1, 2019 to December 31, 2021, and which were released in 2022 when the Company had the information needed to determine whether, and to what extent, the applicable performance criteria were met, as follows: performance shares related to TSR did not meet performance criteria so there was no pay out of shares for this portion of the award; and performance shares related to the five operational performance metrics were released on October 19, 2022 as follows: Mr. Guldner — 9,326; Mr. Geisler — 778; Ms. Lacal — 1,332; Mr. Smith — 2,887; and Mr. Tetlow — 778; and dividend rights (and interest thereon) payable in stock on the performance shares released on October 19, 2022 as follows: Mr. Guldner — 1,801; Mr. Geisler — 150; Ms. Lacal — 257; Mr. Smith — 558; and Mr. Tetlow — 150.

(2)

The values realized for the RSUs, Supplemental RSUs and the performance shares are calculated by multiplying the number of shares of stock or units released or vested by the market value of the common stock on the release or vesting date, which: (i) for the RSUs released on February 18, 2022 was $68.92; (ii) for the Supplemental RSUs vested on March 1, 2022 was $69.82; (iii) for the Supplemental RSUs vested on June 1, 2022 was $77.43; (iv) for the Supplemental RSUs vested on September 1, 2022 was $75.94; (v) for the Supplemental RSUs vested on December 1, 2022 was $77.80; (vi) for the performance shares released on October 19, 2022 was $64.05; and for (vii) RSUs vested on September 30, 2022 was $64.51.

2023 Proxy Statement | 96

Back to Contents

Pension Benefits

The Pension Benefits table below includes estimates of the potential future pension benefits for each NEO based on the actuarial assumptions used for financial reporting purposes, such as the life expectancy of each NEO and their spouse and “discount rates.”

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefits ($)(1)	Payments During Last Fiscal Year ($)
Jeffrey B. Guldner(2)	Retirement Plan	18	417,263	0
	Supplemental Plan	18	4,830,406	0
Theodore N. Geisler(3)	Retirement Plan	13	177,253	0
	Supplemental Plan	13	237,612	0
Andrew D. Cooper(4)	Retirement Plan	3	39,420	0
	Supplemental Plan	3	82,951	0
Adam C. Heflin(5)	Retirement Plan	1	18,238	0
	Supplemental Plan	1	53,438	0
Maria L. Lacal(6)	Retirement Plan	16	0	387,130(7)
	Supplemental Plan	16	2,125,833	0
Robert E. Smith(8)	Retirement Plan	5	87,108	0
	Supplemental Plan	5	645,551	0
Jacob Tetlow(9)	Retirement Plan	21	634,032	0
	Supplemental Plan	21	538,751	0
(1)

See Note 7 of the Notes to Consolidated Financial Statements in the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for additional information about the assumptions used by the Company in calculating pension obligations.

(2)

The amounts shown are the present values of Mr. Guldner’s accumulated benefits for the Retirement Plan to be paid as an annuity and lump sum and for the Supplemental Plan to be paid as a five-year certain payment (payable in 60 monthly installments).

(3)

The amounts shown are the present values of Mr. Geisler’s accumulated benefits for the Retirement Plan to be paid as an annuity and lump sum and for the Supplemental Plan to be paid as an annuity.

(4)

The amounts shown are the present values of Mr. Cooper’s accumulated benefits for the Retirement Plan to be paid as an annuity and lump sum and for the Supplemental Plan to be paid as an annuity.

(5)

The amounts shown are the present values of Mr. Heflin’s accumulated benefits for the Retirement Plan to be paid as an annuity and lump sum and for the Supplemental Plan to be paid as a five-year certain payment (payable in 60 monthly installments).

(6)

The amounts shown are the present values of Ms. Lacal’s accumulated benefits to be paid as an annuity for the Supplemental Plan.

(7)

Ms. Lacal received a lump sum payment of $387,130 for the Retirement Plan on December 1, 2022.

(8)

The amounts shown are the present values of Mr. Smith’s accumulated benefits for the Retirement Plan to be paid as an annuity and lump sum and for the Supplemental Plan to be paid as a five-year certain payment (payable in 60 monthly installments).

(9)

The amounts shown are the present values of Mr. Tetlow’s accumulated benefits for the Retirement Plan to be paid as an annuity and for the Supplemental Plan to be paid as a five-year certain payment (payable in 60 monthly installments), both at age 62.5, which is the earliest Mr. Tetlow could retire with no reduction in benefits.

2023 Proxy Statement | 97

Back to Contents

Discussion of Pension Benefits

Retirement Plan and Supplemental Plan
Retirement Plan

The Company’s Retirement Plan is a tax-qualified, noncontributory retirement plan for salaried and hourly employees.

Supplemental Plan

The Supplemental Plan provides additional retirement benefits for key salaried employees but does not duplicate benefits provided under the Retirement Plan.

The total benefit is calculated and then benefits payable under the Retirement Plan are paid from a tax-exempt trust and any remaining benefits due under the Supplemental Plan are paid from the general assets of the Company. Mr. Guldner currently qualifies for early retirement, but not normal retirement, under the Retirement Plan and the Supplemental Plan. Messrs. Geisler, Cooper, Heflin, Smith and Tetlow do not currently qualify for early or normal retirement under either the Retirement Plan or the Supplemental Plan.

Traditional Formula Benefit	Description	How it works
Retirement Plan

Prior to April 1, 2003, benefits under the Retirement Plan and the Supplemental Plan (the “Traditional Formula Benefit”) accrued in accordance with a traditional retirement plan formula based on average annual compensation and years of service (the Traditional Formula”). Mr. Tetlow’s benefits are calculated under the Traditional Formula.

A participant’s Traditional Formula Benefit under the Retirement Plan is a monthly benefit for life beginning at normal retirement age (age 65 with 5 years of service or age 60 with 33 years of service) and is equal to the participant’s average monthly compensation (the average of the highest 36 consecutive months of compensation in the final 10 years of employment) multiplied by 1.65% for the first 33 years of service, plus 1% of average monthly compensation for each year of service credited in excess of 33 years.

Under the Traditional Formula of the Supplemental Plan, a participant’s monthly benefit for life beginning at normal retirement age (age 65 or age 60 with 20 years of service) is equal to the following:

• 3% of the participant’s average monthly compensation (highest 36 consecutive months of compensation during employment) multiplied by the participant’s first 10 years of service, plus

• 2% of the participant’s average monthly compensation multiplied by the participant’s next 15 years of service, minus

• benefits payable under the Retirement Plan.

The total monthly Traditional Formula Benefit is capped at 60% of the participant’s average monthly compensation. A participant may elect to begin receiving a reduced Traditional Formula Benefit after attaining early retirement age (age 55 with 10 years of service). An actuarial reduction is applied to the Retirement Plan unless the participant has at least 20 years of service, in which case the reduction is 3% per year (prorated monthly) for each year prior to normal retirement. The reduction on the Supplemental Plan is 3% per year (prorated monthly).

Supplemental Plan

2023 Proxy Statement | 98

Back to Contents

Account Balance Formula Benefit	Description	How it works
Retirement Plan

Effective April 1, 2003, the Company changed the benefit accrual formula for both the Retirement Plan and the Supplemental Plan to a retirement account balance formula (the “Account Balance Formula”). Active participants were able to elect to either (1) continue to earn benefits calculated under a Traditional Formula, or (2) earn benefits calculated (a) under the Traditional Formula for service through March 31, 2003, and (b) under the Account Balance Formula for service after that date. Messrs. Guldner’s, Geisler’s, Cooper’s, Heflins’s, and Smith’s and Ms. Lacal’s benefits are calculated under the Account Balance Formula.

Under the Account Balance Formula, a notional account is established for each eligible participant and benefits are generally payable at termination of employment. The Company credits monthly amounts (based on the participant’s current monthly compensation) to a participant’s account.

Supplemental Plan

Under the Retirement Plan, Company credits are based on the following formula:

Age Plus Whole Years of Service at End of Plan Year	Percent of Monthly Compensation Contribution Rate (%)
Less than 40	4
40-49	5
50-59	6
60-69	7
70-79	9
80 and over	11

In addition, participants in the Retirement Plan on December 31, 2002 were eligible for up to 10 years of transition credits based on age and years of service (with the maximum transition credit equal to 2.75% of current monthly compensation).

2023 Proxy Statement | 99

Back to Contents

Under the Supplemental Plan, Company credits are based on the following formula:

Age at End of Plan Year	Percent of Monthly Compensation Contribution Rate (%)
Less than 35	12
35-39	14
40-44	16
45-49	20
50-54	24
55 and over	28

Company credits under the Supplemental Plan stop at the end of the year in which a participant attains 25 years of service (the “25-Year Cap”).

For purposes of calculating the Traditional Formula Benefit and the Account Balance Formula benefit under the Retirement Plan, compensation consists solely of base salary up to $305,000, including any employee contributions under the Company’s 401(k) plan, flexible benefits plan and qualified transportation arrangement under Section 132(f) of the Code. Amounts voluntarily deferred under other deferred compensation plans, bonuses, incentive pay and long-term equity awards are not taken into account under the Retirement Plan. The Supplemental Plan takes these amounts into account (with certain exceptions) plus base salary beyond the $305,000 limit.

Effective January 1, 2011, the Supplemental Plan was amended to reduce the Company credits for individuals who became participants on or after January 1, 2011 to the levels listed in the following table:

Age at End of Plan Year	Percent of Monthly Compensation Contribution Rate (%)
Less than 35	8
35-39	9
40-44	10
45-49	12
50-54	15
55 and over	18

Individuals who became participants in the Supplemental Plan on or after January 1, 2011 are not entitled to receive a fully subsidized 50% joint and survivor annuity form of benefit, and the 25-Year Cap has been eliminated. Participants promoted to officer status on or after January 1, 2011 are not retroactively treated as officers for their entire period of employment. Messrs. Geisler, Cooper, Heflin, Smith and Tetlow became officers after January 1, 2011.

Participants typically begin accruing service when hired and are vested after completing three years of service. Under both the Retirement Plan and the Supplemental Plan, Traditional Formula Benefits are usually paid in the form of a level annuity with or without survivorship and generally are not available as a lump sum. Account Balance Formula benefits are eligible to be paid in the form of a level annuity with or without survivorship or as a lump sum. All optional benefit forms available through the Retirement Plan are approximately actuarially equivalent. Under the Supplemental Plan, the 50% joint and survivor benefit is fully subsidized, and the other benefit forms are partially subsidized. The Supplemental Plan offers an additional five-year certain payment option (payable in 60 monthly installments).

2023 Proxy Statement | 100

Back to Contents

Nonqualified Deferred Compensation

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
Jeffrey B. Guldner:
DCP(3)	57,801	0	126,688	0	1,777,657
Supplemental RSUs(4)	0	0	0	0	431,831
Theodore N. Geisler:
DCP(3)	30,938	0	6,804	0	111,353
Geisler DCP Discretionary Credits(5)	0	50,000	21,892	0	304,332
Andrew D. Cooper:
DCP(3)	0	0	0	0	0
Adam C. Heflin:
DCP(3)	28,000	0	482	0	28,482
Maria L. Lacal:
DCP(3)	796,545	0	70,793	0	1,191,321
Lacal DCP Discretionary Credits(5)	0	0	100,606	0	1,396,645
Supplemental RSUs(4)	0	0	0	0	285,378
RSUs(6)	0	0	0	0	620,973
Robert E. Smith:
DCP(3)	385,147	0	72,619	0	1,106,607
Jacob Tetlow:
DCP(3) Tetlow DCP Discretionary Credits(5)	95,022 0	0 0	44,445 22,200	0 0	637,899 308,180
(1)

The amount of the executive contribution is solely from the voluntary deferral by the executive of the executive’s designated compensation and does not include any separate Company contribution. These deferred amounts are included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns in the Summary Compensation Table.

(2)

A portion of the amounts reported in this column is the above-market portion of interest accrued under the deferred compensation plan (also reported as compensation in the Summary Compensation Table), including: Mr. Guldner — $40,507; Mr. Geisler — $8,496; Mr. Heflin — $117; Ms. Lacal — $45,254; Mr. Smith — $18,645; and Mr. Tetlow — $20,739.

(3)

The historical contributions of each NEO to their aggregate balance at December 31, 2022, including “market rate” interest (as defined by the SEC) from the date of each contribution, is as follows: Mr. Guldner — $1,177,155; Mr. Geisler — $104,166; Mr. Heflin — $28,365; Ms. Lacal — $1,148,278; Mr. Smith — $1,047,842; and Mr. Tetlow — $99,982. Of the totals in this column, the following amounts have been reported in the Summary Compensation Table in this Proxy Statement or in the Company’s prior Proxy Statements: Mr. Guldner — $890,743; Mr. Geisler — $107,528; Mr. Heflin — $28,117; Ms. Lacal — $1,289,377; Mr. Smith — $1,034,536; and Mr. Tetlow — $115,761;.

(4)

Supplemental RSUs were granted to NEOs in 2011 (except Messrs. Guldner and Lacal) and vested over a four-year period and earned additional Supplemental RSUs resulting from notional dividends on the vested underlying awards. The amount in the “Aggregate Balance at Last Fiscal Year End” column is calculated by multiplying the closing market price of our common stock at the end of 2022 ($76.04 per share as of December 30, 2022) by the number of vested Supplemental RSUs as follows: Mr. Guldner — 5,679 and Ms. Lacal — 3,753.

(5)

The terms of the Geisler, Tetlow and Lacal DCP Discretionary Credits are discussed under “Discussion of the Nonqualified Deferred Compensation – DCP” below.

(6)

Ms. Lacal’s RSUs vested in September 2022 when she retired. These RSUs will be released in accordance with the vesting schedule associated with each RSU grant. The amount in the “Aggregate Balance at Fiscal Year End” column is calculated by multiplying the closing market price of our common stock on September 30, 2022 ($64.51) by the number of vested RSUs.

2023 Proxy Statement | 101

Back to Contents

Discussion of Nonqualified Deferred Compensation

DCP

The Pinnacle West Capital Corporation and Affiliates Deferred Compensation Plan

•

On December 15, 2004, the Board authorized the adoption of a new nonqualified deferred compensation plan for post- 2004 deferrals (the “DCP”).

How it works

•

Participation is limited to officers, the Company’s senior management group and Directors of the Company and participating affiliates. The Company’s obligations under the DCP are unfunded (except in the limited change of control circumstance discussed below) and unsecured.

•

A participant who is an employee is allowed to defer up to 50% of the participant’s base salary and up to 100% of the participant’s bonus, including regular awards under annual incentive plans, but not special awards.

•

A participant who is a member of the Board is allowed to defer up to 100% of the annual cash fees payable to the participant.

•

Amounts deferred by participants are credited with interest at various rates. The DCP provides for a single rate of interest that will be determined by the plan committee, but which rate shall in no event be less than the rate of interest equal to the 10-year U.S. Treasury Note rate as published on the last business day of the first week of October preceding a plan year. The plan committee set the rate at 7.5% for plan year 2022.

•

Deferral elections of base salary and Director’s fees must be made prior to the calendar year in which such base salary or Director’s fees will be paid. A deferral election with respect to a bonus must be made before the first day of the calendar year in which the bonus is earned. When making a deferral election, a participant also makes an election regarding the time and form of the participant’s distributions from the DCP.

•

Distributions from the DCP must be made in accordance with Section 409A of the Code. Distributions may be made (1) in January of the fifth year following the year in which an amount was deferred, (2) on account of an unforeseeable financial emergency, (3) either (i) termination of employment or (ii) the later of termination of employment or attainment of age 55, or (4) on account of death before termination of employment.

•

In the event of termination of employment, attainment of age 55 or death, the benefit is payable in a lump sum or in 5, 10 or 15 equal annual installments, as elected by the participant. Benefits in the other circumstances are generally paid in a lump sum.

Effective January 1, 2009, the Company amended the DCP to permit the Company, in its discretion, to award discretionary credits to participants. Discretionary credits generally will be paid at the time and in the form provided in the written award agreement.

The Company made a discretionary credit award to Mr. Geisler in 2019 pursuant to the DCP consisting of $100,000 as of July 1, 2019 and an additional $50,000 on January 1 of each of the next four years thereafter, provided Mr. Geisler remains employed by the Company on each such crediting date (the “Geisler DCP Discretionary Credits”). The Geisler DCP Discretionary Credits earn interest in accordance with the DCP. The amounts of the Geisler DCP Discretionary Credits previously credited will fully vest and become payable if, prior to December 31, 2024, the Company terminates Mr. Geisler’s employment without cause, or in the event of his death or disability. If Mr. Geisler terminates employment, for any reason other than those discussed above, prior to December 31, 2024, he forfeits the Geisler DCP Discretionary Credits.

The Company made a discretionary credit award to Mr. Tetlow in 2019 pursuant to the DCP consisting of the same terms and conditions as Mr. Geisler’s. In February 2021, the Company amended Mr. Tetlow’s award as follows: $100,000 as of July 1, 2019, $50,000 on January 1, 2020 and an additional $100,000 on January 1 of each of the next three years thereafter, provided Mr. Tetlow remains employed by the Company on each such crediting date (the “Tetlow DCP Discretionary Credits”). The amounts of the Tetlow DCP Discretionary Credits previously credited will fully vest if, prior to December 31, 2024, Mr. Tetlow is promoted to Executive Vice President, the Company terminates Mr. Tetlow’s employment without cause, or in the event of his death or disability and any credits not yet allocated to Mr. Tetlow at the date of the promotion, termination by APS without cause, death or disability, will be forfeited. In May 2021, Mr. Tetlow was promoted to Executive Vice President upon which his awards credited on July 1, 2019 and January 1, 2020 and 2021 vested and will be payable to Mr. Tetlow following his seperation from the Company.

2023 Proxy Statement | 102

Back to Contents

The Company provided credits to Ms. Lacal in 2008 and amended the award in 2011 consisting of $200,000 on December 17, 2008, $40,000 on January 1, 2010, $50,000 on January 1, 2011, and an additional $50,000 each of the next three years thereafter on January 1 (the “2008 Company Credits”). The 2008 Company Credits vested when Ms. Lacal attained age 55 and were paid to Ms. Lacal following her retirement from the Company.

The Company made a discretionary credit award to Ms. Lacal in 2014 pursuant to the DCP consisting of $50,000 on January 1, 2015 and $50,000 on January 1, 2016 (the “2014 Lacal DCP Discretionary Credits”). The 2014 Lacal DCP Discretionary Credits earn interest in accordance with the DCP. The 2014 Lacal DCP Discretionary Credits vested on April 30, 2017 and were paid to Ms. Lacal following her retirement from the Company.

Additionally, the Company made a discretionary credit award to Ms. Lacal in 2016 pursuant to the DCP consisting of $125,000 on July 1, 2017 and an additional $125,000 on July 1, 2018 (the “2016 Lacal DCP Discretionary Credits” and together with the 2008 Company Credits and 2014 Lacal DCP Discretionary Credits, the “Lacal DCP Discretionary Credits”). The 2016 Lacal DCP Discretionary Credits earn interest in accordance with the DCP. The 2016 Lacal DCP Discretionary Credits vested on July 1, 2019 and were paid to Ms. Lacal following her retirement from the Company.

Potential Payments upon Termination or Change of Control

This section describes the potential payments that each of the NEOs could receive following termination of employment, including through death, disability, retirement, resignation, involuntary termination (with or without cause) or a change of control of the Company (each, a “Termination Event”). We describe plans, agreements, or arrangements under which each NEO could receive payments following a Termination Event, excluding those that do not discriminate in favor of our executive officers and that are available generally to all salaried employees and awards that are already vested. The description of payments to the NEOs under the various Termination Event scenarios described in this section are not intended to affect the Company’s obligations to the NEOs. Those obligations are subject to, and qualified by, the contracts or arrangements giving rise to such obligations. The discussion below assumes that any Termination Event took place on December 31, 2022 for each NEO except for Ms. Lacal who retired on September 30, 2022.

The Company does not have a severance plan that covers the NEOs. We also do not have traditional severance agreements or arrangements with our NEOs. We do have Change of Control Agreements, which are discussed below.

In addition to the termination payments set forth below, the NEOs would also receive a full distribution under the DCP and pension benefits. Amounts payable to Messrs. Guldner, Geisler, Heflin and Smith and Ms. Lacal under the DCP are set forth in the Nonqualified Deferred Compensation table, which also shows which part of the payment is interest paid by the Company and which part is the executive’s contribution. The unvested Geisler DCP Discretionary Credits would trigger a payment in connection with certain Termination Events, which are identified below. This agreement is discussed in the Discussion of Nonqualified Deferred Compensation.

In 2014, APS entered into a Medical Retention Agreement with Ms. Lacal. The purpose of this agreement was to award a retention incentive that can be used to obtain medical insurance of Ms. Lacal’s choice. Pursuant to this agreement, APS paid Ms. Lacal a single lump sum payment of $260,000 upon her retirement with APS.

With respect to pension benefits, the amounts that each of the NEOs would receive under the Supplemental Plan in the event of a Termination Event are set forth in the Pension Benefits table; however, assuming that the NEO (excluding Ms. Lacal who retired in September 2022 and Mr. Heflin who is not yet vested in the Supplemental Plan) had died on December 31, 2022, the amounts payable under the Supplemental Plan would have been as follows: Mr. Guldner — $4,373,848; Mr. Geisler — $243,686; Mr. Cooper — $85,858; Mr. Smith — $635,788 and Mr. Tetlow — $809,345. These amounts are based on the following assumptions: (1) the Traditional Formula Benefit

2023 Proxy Statement | 103

Back to Contents

is paid in the form of a monthly annuity to the NEO’s spouse for life following his death and benefit payments commence when the NEO would have attained age 55, and (2) the Account Balance Formula is paid in the form of an immediate lump sum to his spouse. Messrs. Guldner, Geisler, Cooper, Smith and Tetlow would have received $4,830,406; $237,612; $82,951; $645,551 and $537,959, respectively, in the event of a Termination Event other than death due on December 31, 2022, and these amounts are based on the assumption that the benefit would be payable in five-year installment payments beginning on January 1, 2022 for Messrs. Guldner and Smith and beginning on June 1, 2027 (attainment of age 55) for Mr. Tetlow. The amounts for Messrs. Geisler and Smith are based on the assumption that the benefit would be payable as a monthly annuity beginning on January 1, 2022.

With respect to the performance share awards, the recipient must remain employed with the Company throughout the performance period, unless the recipient meets any of the following exceptions, which would trigger a payment in connection with those certain Termination Events. In the case of the recipient’s retirement while qualifying for Early Retirement or Normal Retirement under the Retirement Plan (the “Retirement Qualified Employee”), for awards prior to 2022, the employee is deemed to have been employed through the end of the performance period, and for awards made in 2022, the employee’s award will vest pro-rata based on the number of months employed during the performance period and the remaining grant forfeited (with payout based on actual performance results). Under all performance share awards, in the event the recipient is terminated for cause (regardless of the recipient’s retirement date), the recipient shall not be deemed to have been employed through the end of the performance period and will forfeit the right to receive any payout. In the event of the death or disability, for awards prior to 2022 for a Retirement Qualified Employee, the employee is deemed to have been employed through the end of the performance period (with payout based on actual performance results); for awards made in 2022, each employee will become vested in the award (with payout based on actual performance results). Under all performance share awards, in the event the recipient’s employment is terminated without cause during the performance period, the CEO, in his discretion and with the Committee’s approval, may determine if, to what extent, and when, any unvested portion of the grant may vest. The performance shares contain confidentiality protections that apply during employment and survive termination, and non-competition and employee solicitation restrictions that survive for a period of one year following termination of employment.

With respect to RSUs, the recipient must remain employed with the Company through the applicable vesting date, unless the recipient meets any of the following exceptions, which would trigger a payment in connection with those certain Termination Events. For awards prior to 2022, if a Retirement Qualified Employee retires, the RSUs will fully vest and will be payable on the dates and in the percentages specified in the vesting schedule; or dies or becomes disabled before the end of the vesting period, any outstanding RSUs will fully vest and will be payable no later than March 15 of the year following the year in which the event occurs. For awards made in February 2022, if an employee meets the definition of a Retirement Qualified Employee at the time of grant, then upon that employees retirement, the RSUs will fully vest and will be payable on the dates and in the percentages specified in the vesting schedule; for all other 2022 awards, if a Retirement Qualified Employee retires, the first vesting date following the retirement will be payable on the date and in the percentage specified in the vesting schedule; for all 2022 RSU awards if any employee recipient dies or becomes disabled before the end of the vesting period, any outstanding RSUs will fully vest and will be payable no later than March 15 of the year following the year in which the event occurs. Under all RSU awards, in the event a recipient is terminated for cause, any award the recipient would otherwise be entitled to receive following the date of termination is forfeited. In the event a recipient is terminated without cause, the CEO, in his discretion and with the Committee’s approval, may determine if, and to what extent, any unvested portion of the grant will vest. The RSUs contain confidentiality protections that apply during employment and survive termination, and non-competition and employee solicitation restrictions that survive for a period of one year following termination of employment.

2023 Proxy Statement | 104

Back to Contents

As described in the next paragraph, if a recipient’s rights are adequately protected, a change of control will not result in any acceleration of a recipient’s performance shares or RSUs. However, if a change of control occurs and the conditions of the following paragraph are not met, immediately prior to the change of control, the RSUs and performance shares will convert to either cash or stock, at the election of the recipient, and shall immediately vest. In converting the performance shares, the recipient will receive the number of shares of stock or the cash equivalent that would have been earned at the target level of performance, unless the Committee determines that a higher level of attained performance is reasonably ascertainable as of a specified date prior to the closing of the change of control transaction. The dividend equivalent awards will be paid in cash or stock as determined in accordance with the applicable award agreement.

Prior to a change of control, the Board may determine that no change of control shall be deemed to have occurred or that some or all of the enhancements to the rights of the recipient shall not apply to specified awards. The Board may exercise such override authority only if, before or immediately upon the occurrence of the specified event that would otherwise constitute a change of control, the Board reasonably concludes in good faith, that: (1) recipients holding awards affected by action of the Board override will be protected by legally binding obligations of the Company or the surviving entity or the parent thereof because such awards (A) shall remain outstanding following consummation of all transactions involved in or contemplated by such change of control, (B) shall be assumed and adjusted by the surviving entity resulting from such transactions or the parent thereof, or (C) shall be exchanged for new awards issued by the surviving entity resulting from such transaction or the parent thereof; and (2) changes in the terms of the award resulting from such transactions will not materially impair the value of the awards to the participants or their opportunity for future appreciation in respect of such awards.

The Company has entered into identical Change of Control Agreements with each of its executive officers, including each of the NEOs. The Company believes that these agreements provide stability for its key management in the event the Company experiences a change of control. The agreements contain a “double-trigger” that provides for certain payments if, during the two-year period following a change of control of the Company (the “first trigger”), the Company terminates the officer’s employment for any reason other than death, disability or cause, or the executive terminates his or her own employment following a significant and detrimental change in the executive’s employment (the “second trigger”). In case of an officer’s retirement, death or disability, no payments are made under the officer’s Change of Control Agreement, except for the payment of accrued benefits; however, if the officer dies following the officer’s receipt of a second trigger termination notice, the officer’s estate will receive the change of control payments the officer would have received if the officer had survived. Pursuant to the Change of Control Agreement, each of the NEOs is obligated to hold in confidence any and all information in his possession as a result of his employment, during and after the NEO’s employment with the Company is terminated.

The termination payment, if required, is an amount equal to 2.99 times the sum of the executive’s annual salary at the time of the change of control plus the annual bonus (including incentive plan payments), as determined by an average over the last four years preceding termination. In addition, the executive is entitled to continued medical, dental, and group life insurance benefits at a shared cost until the end of the second year following the calendar year of termination. Outplacement services are also provided. If the limitations described in Section 280G of the Code are exceeded, the Company will not be able to deduct a portion of its payments. In addition, if these limitations are exceeded, Section 4999 of the Code imposes an excise tax on all or part of the total payments. In certain of the agreements, an additional gross-up payment equal to the excise tax (plus any penalties and interest) imposed on or with respect to the total payments is provided.

In May 2009, the Company determined that, on a going-forward basis, it would no longer provide excise tax gross-up payments in new or materially amended agreements with its NEOs, but provided for an exception that gave the

2023 Proxy Statement | 105

Back to Contents

Company the ability to include a limited excise tax gross-up provision in connection with recruiting a new executive to the Company. In 2018, the Committee removed this exception. Since 2021, the Change of Control Agreements for all NEOs except Mr. Guldner contain a “best net benefit” provision which provides that the Company’s payments to the officer can be reduced to the extent that no portion of the reduced payments shall be subject to certain excise taxes under the Internal Revenue Code of 1986, but only if the officer’s net after-tax benefit is greater than his or her net after-tax benefit would have been if such reduction were not made and the officer paid the excise tax.

A change of control under the Change of Control Agreement includes: (1) an unrelated third-party’s acquisition of 20% or more of the Company’s or APS’s voting stock; (2) a merger or consolidation where either the Company or APS combines with any other corporation such that (i) the Company’s or APS’s outstanding voting stock immediately prior to merger or consolidation represents less than 60% of the voting stock of the Company or APS immediately after the merger, or consolidation or (ii) for all NEOs other than Mr. Guldner, less than a majority of the members of the board of directors of the parent following such merger or consolidation being members of the Company Incumbent Board (defined below) at the time of such Company Incumbent Board’s approval of the execution of the initial agreement providing for such merger or consolidation, but in both circumstances excluding a merger or consolidation effected to implement a recapitalization in which no unrelated third-party acquires more than 20% of the voting stock of the Company or APS; (3) a sale, transfer, or other disposition of all or substantially all of the assets of the Company or APS to an unrelated third-party; or (4) the case where the composition of either the Board of the Company or of APS changes such that the members of the Board of the Company (the “Company Incumbent Board”) or of APS (the “APS Incumbent Board”), as of June 23, 2021 (and with respect to Mr. Guldner as of July 31, 2008), no longer comprises at least two-thirds of the Company’s or APS’s Board of Directors. For purposes of this later provision, a person elected to either Board is treated as a member of the Company Incumbent Board or APS Incumbent Board if his or her nomination or election by shareholders was approved by a two-thirds vote of the members then comprising the Company Incumbent Board or APS Incumbent Board, and it does not include anyone who became a director in an actual or threatened election contest relating to the election of directors.

Each of the agreements terminates on December 31st of each year upon six months’ advance notice by the Company to the executive officer; if the six months’ advance notice is not given, the agreements will continue for successive one-year periods until the notice is given. The Company is required to deposit sufficient funds into a trust to pay obligations under the DCP and the Supplemental Plan in the case of an actual or potential change of control.

2023 Proxy Statement | 106

Back to Contents

The following tables quantify the amounts that would have been payable to each NEO if the indicated Termination Event had taken place on December 31, 2022. In the tables:

•

We assume full vesting of outstanding performance shares (at the target level) and RSUs upon a change of control. The performance shares and RSUs, plus, where applicable, dividend equivalents, for the NEOs vest upon a change of control whether or not there is a subsequent termination of employment (subject, however, to the Board’s ability to override the vesting).

•

Retirement benefits payable to Mr. Guldner and Ms. Lacal include full vesting of outstanding performance shares prior to 2022 awards and prorated vesting for 2022 awards (at the target level) full vesting of outstanding RSUs, plus, in all cases where applicable, dividend equivalents. Because Ms. Lacal retired on September 30, 2022, the amounts represent the actual benefits payable to Ms. Lacal upon her retirement, including a medical retention payment of $260,000.

•

Death or disability benefits payable to all NEOs include full vesting of 2022 performance shares (at the target level) and RSUs, plus, in all cases where applicable, dividend equivalents; all outstanding awards for Mr. Guldner contain the death or disability treatment described above; and death and disability benefits payable to Mr. Geisler include $250,000 of the Geisler DCP Discretionary Credits plus interest.

•

The amounts in the “All Other Termination Events” columns consist of a payment upon termination without cause of $250,000 of the Geisler DCP Discretionary Credits plus interest for Mr. Geisler because all amounts of the Geisler DCP Discretionary Credits previously credited vest and become payable if the Company terminates Mr. Geisler’s employment without cause.

Subject to the foregoing, the following tables describe the amounts that would have been payable to each NEO if a Termination Event had taken place on December 31, 2022:

Jeffrey B. Guldner:
Component of Pay	Qualifying Termination of Employment in Connection With a Change of Control ($)		Death or Disability ($)	Retirement ($)	All Other Termination Events ($)
Performance Shares	8,334,561	(1)	6,998,772	4,435,412	0
RSUs	3,045,654	(1)	3,045,654	3,184,408	0
Severance Benefits	5,911,390		0	0	0
Present Value of Medical, Dental, and Life Insurance Benefits	42,987		0	0	0
Outplacement Services	10,000		0	0	0
Excise Tax Gross-Up	7,137,514		0	0	0
TOTAL:	24,482,106		10,044,426	7,619,820	0
(1) The performance shares and RSUs are accelerated upon a change of control only if the Board does not exercise its override authority.
2023 Proxy Statement | 107

Back to Contents

Theodore N. Geisler:
Component of Pay	Qualifying Termination of Employment in Connection With a Change of Control ($)		Death or Disability ($)	All Other Termination Events ($)
Performance Shares	1,794,646	(1)	988,292	0
RSUs	1,047,932	(1)	621,550	0
Severance Benefits	2,570,888		0	0
Present Value of Medical, Dental, and Life Insurance Benefits	40,603		0	0
Outplacement Services	10,000		0	0
Geisler DCP Discretionary Credits	0		304,332	304,332
TOTAL:	5,464,069		1,914,174	304,332
(1) The performance shares and RSUs are accelerated upon a change of control only if the Board does not exercise its override authority.
Andrew D. Cooper:
Component of Pay	Qualifying Termination of Employment in Connection With a Change of Control ($)		Death or Disability ($)	All Other Termination Events ($)
Performance Shares	755,847	(1)	581,630	0
RSUs	530,254	(1)	408,341	0
Severance Benefits	2,051,762		0	0
Present Value of Medical, Dental, and Life Insurance Benefits	39,748		0	0
Outplacement Services	10,000		0	0
TOTAL:	3,387,611		989,971	0
(1) The performance shares and RSUs are accelerated upon a change of control only if the Board does not exercise its override authority.
Maria L. Lacal:
Component of Pay	Retirement ($)
Performance Shares	942,412
RSUs	620,973
Medical Retention Payment	260,000
Present Value of Medical, Dental, and Life Insurance Benefits	0
Outplacement Services	0
TOTAL:	1,823,385
Adam C. Heflin:
Component of Pay	Qualifying Termination of Employment in Connection With a Change of Control ($)		Death or Disability ($)	All Other Termination Events ($)
Performance Shares	838,037	(1)	927,764	0
RSUs	1,406,106	(1)	1,406,106	0
Severance Benefits	3,662,750		0	0
Present Value of Medical, Dental, and Life Insurance Benefits	4,015		0	0
Outplacement Services	10,000		0	0
TOTAL:	5,920,908		2,333,870	0
(1) The performance shares and RSUs are accelerated upon a change of control only if the Board does not exercise its override authority.
2023 Proxy Statement | 108

Back to Contents

Robert E. Smith:
Component of Pay	Qualifying Termination of Employment in Connection With a Change of Control ($)		Death or Disability ($)	All Other Termination Events ($)
Performance Shares	1,485,619	(1)	731,657	0
RSUs	713,566	(1)	296,003	0
Severance Benefits	3,392,609		0	0
Present Value of Medical, Dental, and Life Insurance Benefits	43,794		0	0
Outplacement Services	10,000		0	0
TOTAL:	5,645,588		1,027,660	0
(1) The performance shares and RSUs are accelerated upon a change of control only if the Board does not exercise its override authority.
Jacob Tetlow:
Component of Pay	Qualifying Termination of Employment in Connection With a Change of Control ($)		Death or Disability ($)	All Other Termination Events ($)
Performance Shares	1,025,224	(1)	531,900
RSUs	456,286	(1)	215,392
Severance Benefits	2,798,245		0
Present Value of Medical, Dental, and Life Insurance Benefits	43,020		0
Outplacement Services	10,000		0
TOTAL:	4,332,775		747,292	0
(1) The performance shares and RSUs are accelerated upon a change of control only if the Board does not exercise its override authority.

Pay Ratio

As required by Item 402(u) of Regulation S-K, we are providing the annual disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of Mr. Guldner, our current CEO. For 2022, the median of the annual total compensation of all employees of our Company (other than our CEO) was $147,857, and the total annual compensation of our current CEO, as reported in the Summary Compensation Table in this Proxy Statement, was $8,358,317. Based on this information and using the required calculation methodology defined in Item 402(u) of Regulation S-K, for 2022, the ratio of the annual total compensation of our CEO to our median employee’s annual total compensation was 57 to 1.

As permitted by Item 402(u) of Regulation S-K, for fiscal year 2022 we used the same median employee for the pay ratio as was used for the pay ratio in the Proxy Statement for fiscal year 2021. We determined that during 2022, as compared to 2021, there were no material changes in our employee population or our employee compensation arrangements that we believe would significantly impact our pay ratio disclosure. To identify the median employee compensation from our employee population, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:

•

We determined that, as of December 31, 2021, our employee population consisted of approximately 5,872 individuals, all of which were located in the United States. This population consisted of our full- time, part-time, temporary and seasonal employees.

•

To identify the median employee from our employee population, we compared the total amount of salary, wages, overtime and premium pay, and an estimated cash incentive assuming a target payout under the 2021 Incentive Plans of our employees as reflected in our payroll records on December 31, 2021.

2023 Proxy Statement | 109

Back to Contents

•

We identified our median employee using this compensation measure, which was consistently applied to all our employees included in the calculation. Since all our employees are located in the United States, as is our CEO, we did not make any cost-of-living adjustments in identifying the median employee.

•

We combined all of the elements of the median employee’s compensation for 2022 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $147,857. The difference between such employee’s salary, wages, overtime and premium pay, and an estimated cash incentive assuming a target payout under the APS Incentive Plan and the employee’s annual total compensation includes the amount the Company contributed under the 401(k) plan for the employee, the actual amount paid under the APS Incentive Plan and the estimated aggregate change in the actuarial present value from December 31, 2021 to December 31, 2022 of the employee’s accumulated benefits payable under all defined pension plans.

•

With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2022 Summary Compensation Table included in this Proxy Statement for Mr. Guldner.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company’s aligns executive compensation with the Company’s performance, refer to the CD&A beginning on page 60 of this Proxy Statement.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(4)	Value of Initial Fixed $100 Investment Based on:		Net Income (millions)(7)	APS Adjusted Earnings (millions)(8)
					Total Shareholder Return ($)(5)	Peer Group Total Shareholder Return ($)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	8,358,317	9,453,300	2,542,827	2,749,796	96	117	484	525
2021	8,100,157	5,532,436	2,842,352	2,219,429	85	116	619	632
2020	6,849,455	5,416,048	2,619,339	1,926,894	92	99	551	588
(1)

The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Guldner (our CEO also known as the Principal Executive Officer “PEO”) for each corresponding year in the “Total” column of the Summary Compensation Table.

(2)

The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Guldner, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Guldner during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Guldner’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards ($)(a)	Equity Award Adjustments ($)(b)	Reported Change in the Actuarial Present Value of Pension Benefits ($)(c)	Pension Benefit Adjustments ($)(d)	Compensation Actually Paid to PEO ($)
2022	8,358,317	(4,577,787)	6,135,632	(890,667)	427,805	9,453,300
2021	8,100,157	(4,079,762)	2,111,502	(1,021,838)	422,377	5,532,436
2020	6,849,455	(3,316,740)	2,281,910	(782,970)	384,393	5,416,048
(a) The grant date fair value of equity awards represents the amount reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.
2023 Proxy Statement | 110

Back to Contents

(b)

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in the fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards Granted During the Covered Fiscal Year that are Outstanding and Unvested as of the end of the Covered Fiscal Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Same Covered Fiscal Year	Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Covered Fiscal Year	Fair Value at the End of the Prior Fiscal Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Fiscal Year	Value of Dividends or other Earnings Paid on Stock Awards in the Covered Fiscal Year not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2022	5,292,090	102,694	0	303,819	0	437,029	6,135,632
2021	2,680,491	(646,196)	0	(184,196)	0	261,403	2,111,502
2020	2,138,995	(93,395)	0	80,020	0	156,290	2,281,910

(c)

The amounts included in this column are the amounts reported in the “Change in Pension and Nonqualified Deferred Compensation” column of the Summary Compensation Table for each applicable year.

(d)

The total pension benefit adjustments for each applicable year include the aggregate of two components: (i) the actuarially determined service cost for services rendered by Mr. Guldner during the applicable year (the “service cost”); and (ii) the entire cost of benefits granted (or credit for benefits reduced) in a plan amendment (or initiation) during the applicable year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation (the “prior service cost”), in each case, calculated in accordance with U.S. generally accepted accounting principles. The amounts deducted or added in calculating the pension benefit adjustments are as follows:

Year	Service Cost	Prior Service Cost	Total Pension Benefit Adjustments
2022	427,805	0	427,805
2021	422,377	0	422,377
2020	384,393	0	384,393
(3)

The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEO’s as a group (excluding Mr. Guldner, who has served as our CEO since 2019) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Guldner) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Theodore N. Geisler, Andrew D. Cooper, Adam C. Heflin, Maria L. Lacal, Robert E. Smith and Jacob Tetlow; (ii) for 2021, Theodore N. Geisler, James R. Hatfield, Maria L. Lacal and Robert E. Smith; and (iii) for 2020, James R. Hatfield, Theodore N. Geisler, Daniel T. Froetscher, Maria L. Lacal and Robert E. Smith.

(4)

The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Guldner), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Guldner) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Guldner) for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Reported Change in the Actuarial Present Value of Pension Benefits	Average Pension Benefit Adjustments(b)	Average Compensation Actually Paid to Non-PEO NEOs
2022	2,542,827	(1,239,053)	1,333,714	(6,888)	119,197	2,749,796
2021	2,842,352	(977,983)	522,865	(360,916)	193,111	2,219,429
2020	2,619,339	(878,815)	625,410	(571,556)	132,516	1,926,894

(a) The amounts deducted or added in calculating the total average equity award adjustments are as follows:
2023 Proxy Statement | 111

Back to Contents

Year	Average Year End Fair Value of Equity Awards Granted During the Covered Fiscal Year that are Outstanding and Unvested as of the end of the Covered Fiscal Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Same Covered Fiscal Year	Year over Year Average Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Covered Fiscal Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Fiscal Year	Average Value of Dividends or other Earnings Paid on Stock Awards in the Covered Fiscal Year not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2022	1,214,197	17,094	0	31,981	0	70,442	1,333,714
2021	657,909	(157,946)	0	(49,765)	0	72,667	522,865
2020	571,275	(54,641)	0	55,533	0	53,243	625,410

(b)	The amounts deducted or added in calculating the total pension benefit adjustments are as follows:
Year	Average Service Cost	Average Prior Service Cost	Total Average Pension Benefit Adjustments
2022	119,197	0	119,197
2021	193,111	0	193,111
2020	132,516	0	132,516
(5)

Cumulative TSR, as required by Item 402(v) of Regulation S-K, is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6)

Cumulative peer group TSR, as required by Item 402(v) of Regulation S-K, is calculated using the same methodology used in calculating the Company’s cumulative TSR. Further, in calculating the peer group cumulative TSR, the returns of each component issuer is weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: Edison Electric Institute Index.

(7)

The dollar amounts reported represent the amount of net income reflected in PNW’s audited financial statements for the applicable year.

(8)

Adjusted APS earnings (“APS Adjusted Earnings”) is APS earnings calculated in accordance with GAAP, as adjusted for purposes of the annual incentive plans, as follows: for the APS 2020 Annual Incentive Award Plan and the APS 2020 Annual Incentive Award Plan for Palo Verde Employees, APS earnings were adjusted from $568.0 million to $587.7 million due to an accrual for the Coal Communities Transition Plan that was required under the accounting rules but that related to a future expense; for the APS 2021 Annual Incentive Award Plan and the APS 2021 Annual Incentive Award Plan for Palo Verde Employees, APS earnings were not adjusted; and for the APS 2022 Annual Incentive Award Plan and the APS 2022 Annual Incentive Award Plan for Palo Verde Employees, APS earnings were not adjusted.

Financial Performance Measures

As described in greater detail in the CD&A, the Company’s executive compensation program is designed to be transparent with a clear emphasis on putting pay at risk and retaining key executives. The metrics that the Company uses for both our long-term and short-term incentive awards emphasize putting pay at risk and aligning our executives interests with those of our shareholders. The most important performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

•

APS Adjusted Earnings

•

Relative TSR

•

Stock price

•

Capital spend

•

Operations and maintenance spend

•

Customer satisfaction

•

Safety

2023 Proxy Statement | 112

Back to Contents

Analysis of the Information Presented in the Pay Versus Performance Table

As described in more detail in the CD&A, the Company’s executive compensation program reflects a pay-at-risk philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay Versus Performance table. Moreover, the Company does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Cumulative TSR

As demonstrated by the following graph, the amount of compensation actually paid to Mr. Guldner and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Guldner) is generally in line with the cumulative TSR except in the case of the 2021 TSR, which was advsersely impacted by the 2019 rate case decision. As discussed in the CD&A, a significant portion of our executive compensation program is equity based. The Company does not use cumulative TSR in its executive compensation program, but does use relative TSR in the performance share grants as discussed in more detail in the CD&A. TSR impacts our compensation program in two ways — the actual stock price increases and decreases impacts the value of the equity awards and the relative TSR performance metric drives whether a significant portion of the overall equity grant pays out and to what degree.

Compensation Actually Paid and Net Income

As demonstrated by the following table, the amount of compensation actually paid to Mr. Guldner and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Guldner) as compared to net income is reflective of continued strong sales growth over the three year period. The decline in net income in 2022 is primarily due to no longer deferring costs relating to our Four Corners power plant selective catalytic reduction equipment and the Ocotillo power plant modernization project as a result of the unfavorable 2019 rate case decision.

Although we don’t use net income in our executive compensation program, we do use earnings in the 2022 Incentive Plans, as discussed below.

2023 Proxy Statement | 113

Back to Contents

Compensation Actually Paid and APS Adjusted Earnings

As demonstrated by the following graph, the amount of compensation actually paid to Mr. Guldner and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Guldner) is generally in line with APS earnings, with 2022 earnings reflective of the decrease in APS rates as a result of the 2019 rate case. APS Adjusted Earnings is used in the 2022 Incentive Plans and represents 50% of the payout opportunity under those plans. Although Mr. Guldner’s payout opportunity is tied to Pinnacle West earnings, APS earnings account for a significant portion of Pinnacle West earnings, and is therefore a significant part of Mr. Guldner’s opportunity.

Cumulative TSR of the Company and Cumulative TSR of the Peer Group

As demonstrated by the following graph, the Company’s cumulative TSR over the three-year period presented in the table was 8%, while the cumulative TSR of the peer group presented for this purpose, the Edison Electric Institute Index, was 17% over the three years presented in the table. Pinnacle West’s TSR underperformed compared to the Edison Electric Institute primarily due to a pending rate case in 2020 and 2021, which ended unfavorably for the Company, and investor concerns over the regulatory climate in Arizona. For more information regarding the Company’s performance and the companies that the Human Resources Committee considers when determining compensation, refer to the CD&A.

Value of $100 Invested as of December 31, 2019, with Dividends Reinvested

2023 Proxy Statement | 114

Back to Contents

Proposal 3: Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

Section 14A of the Exchange Act requires U.S. public corporations to provide for an advisory (non-binding) vote on the frequency of holding advisory Say-on-Pay votes every six years. As such, the Company is presenting this proposal, which gives you, as a shareholder, the opportunity to express your view on whether Say-on-Pay votes should occur every one, two or three years. You have the option to vote for any one of the three options, or to abstain from the matter.

As discussed above, the Company has designed its executive compensation program to align executives’ interests with those of our shareholders, make executives accountable for business and individual performance by putting pay at risk, and attract, retain and reward executive talent required to achieve our corporate objectives and to increase long-term shareholder value.

Starting with our annual meeting held in 2011, we have held annual Say-on-Pay advisory votes. The Board of Directors has determined that continuing the annual advisory Say-on-Pay vote is the best approach for the Company because:

•

It provides contemporaneous and more direct feedback from our shareholders regarding our compensation practices and policies;

•

It provides a higher level of accountability to the shareholders;

•

An annual vote furthers our commitment to maintaining high standards of corporate governance; and

•

If we receive a negative response to our “Say-on-Pay” vote, we will be able to make changes to our practices quickly and receive shareholder feedback on those changes within a year.

Similar to the Say-on-Pay vote, because your vote is advisory, it will not be binding upon the Human Resources Committee or the Board. However, we value our shareholders’ opinions and will consider the outcome of the vote in determining how often we will hold a Say-on-Pay vote.

The Board of Directors unanimously recommends a vote FOR a one-year advisory vote on Say-on-Pay

2023 Proxy Statement | 115

Back to Contents

First Amendment to the 2021 Long-Term Incentive Plan

Proposal 4: Approval of the First Amendment to the 2021 Long-Term Incentive Plan

We are asking the Company’s shareholders to approve the First Amendment to the 2021 Plan to: (i) increase the maximum number of shares of the Company’s common stock authorized for issuance over the term of the 2021 Plan by 3,082,390 shares from 1,250,148 shares to 4,332,538 shares; (ii) change the time-based vesting of restricted stock and restricted stock units subject to the five percent limitation from three years to one year; and (iii) extend the term of the 2021 Plan to June 1, 2033, unless terminated earlier by the Board.

The Board of Directors unanimously recommends a vote FOR the approval of the Company’s executive compensation

As we describe in the CD&A, equity based long-term compensation is an important element of our compensation program. On February 22, 2023, our Board, upon recommendation of the Human Resources Committee (for purposes of this proposal, the “Committee”), approved the First Amendment. The First Amendment is subject to shareholder approval at the Annual Meeting and, if approved by our shareholders, will become effective on June 1, 2023.

As of the Record Date, we have a total of 1,078,821 shares of common stock subject to outstanding awards under the 2021 Plan and only 433,149 shares of common stock available for issuance under the 2021 Plan. We currently estimate that the 2021 Plan will run out of available shares in approximately one year. The First Amendment would increase the number of shares authorized for issuance pursuant to the 2021 Plan by 3,082,390 shares from 1,250,148 shares to 4,332,538 shares.

Additionally, the 2021 Plan currently limits the number of shares that may be subject to certain types of awards to five percent in the aggregate of the shares of stock available for grant. Among the types of awards subject to this limitation are time-based restricted stock and restricted stock units which vest in less than three years. The First Amendment would lower the time-based vesting of restricted stock and restricted stock units subject to this limitation from three years to one year.

Finally, the First Amendment would extend the term of the 2021 Plan from June 1, 2031 to June 1, 2033. All other provisions under the 2021 Plan will remain in full force and effect under the Amended 2021 Plan

For purposes of this proposal, the term “Amended 2021 Plan” refers to the 2021 Plan as amended by the First Amendment. The First Amendment and the Amended 2021 Plan are attached as Appendix A.

Purpose of the First Amendment

The Amended 2021 Plan will allow us to continue to attract, retain, and motivate employees, officers, directors, and consultants (including prospective employees, officers, directors, and consultants) of the Company and its affiliates (“Participants”) by aligning their interests and efforts with the long-term interests of the Company and the Company’s shareholders. The Amended 2021 Plan is our sole plan for providing equity incentive compensation to eligible Participants and is a vital component of our compensation program. Increasing the number

2023 Proxy Statement | 116

Back to Contents

of shares of common stock that may be issued under equity awards ensures that we will have an adequate reserve of shares available for issuance in order to attract, retain, and motivate individuals and to provide an incentive to increase long-term shareholder value.

The Board believes that equity and cash awards motivate high levels of performance and align the interests of our employees and leadership with those of our shareholders by giving Participants the perspective of an “owner” with an equity stake in the Company. Equity and cash awards also provide an effective means of recognizing our employees’ and leadership’s contributions to our success. The Board also believes that the ability to grant equity and cash awards is a competitive necessity in our industry, and that such awards are essential to recruiting and retaining highly successful employees, officers, directors, and consultants who help us meet our goals, as well as rewarding and encouraging our current employees, officers, directors, and consultants. Finally, the Board believes that the ability to grant equity and cash awards will continue to be important to the future success of the Company. If the First Amendment is not approved and we are unable to grant equity compensation in the future, we may need to consider other compensation alternatives, such as increasing cash compensation.

How the Proposed Increase Was Determined

The Board, based on the recommendation of the Committee, is recommending that shareholders approve an amendment to the 2021 Plan to, among other things, increase the authorized shares of common stock available for issuance under the 2021 Plan by 3,082,390 shares. The Committee, which administers the 2021 Plan, has exercised its business judgment in concluding that the amendment and increasing the number of shares of common stock reserved under the 2021 Plan is in the Company’s best interests.

In reaching its decision, the Committee considered the limits recommended by independent shareholder advisory groups and determined a number that it believes complies with such guidelines while providing the Company with sufficient share reserve to cover the awards we anticipate granting to eligible participants. The Company is committed to effectively managing our equity compensation share reserve while minimizing shareholder dilution.

How the Amended 2021 Plan is Designed to Protect Shareholder Interests

The Amended 2021 Plan includes the following features, which we believe reflect emerging trends and strong governance practices with respect to equity compensation plans:

•

No Evergreen Provision. The 2021 Plan does not include an “evergreen” feature that automatically replenishes the shares available for future grants.

•

No Liberal Share Counting Provisions. The 2021 Plan does not include liberal share counting provisions.

•

Limitation on Repricing. The 2021 Plan prohibits the direct and indirect repricing of previously granted options and Stock Appreciation Rights (“SAR”) without prior shareholder approval.

•

No Discounted Options or SARs. The 2021 Plan includes an express requirement that all options and SARs be issued with an exercise price that is not less than the fair market value of a share of Company stock on the grant date.

•

No Payment of Dividend Equivalents for Awards that Vest Based on Performance Goals until Performance Goals are Achieved. The 2021 Plan precludes the payment of dividend equivalent awards for any time-based restricted stock unit award unless and until the award vests or, with respect to a performance share unit or performance share award, unless and until the participant attains the applicable performance goals.

2023 Proxy Statement | 117

Back to Contents

•

Forfeiture and Recapture of Awards. The award agreement for any award granted pursuant to the 2021 Plan provides for the recapture or clawback of all or any portion of the award to comply with the Company’s Clawback Policy, as may be in effect from time to time, and applicable law.

•

Annual Limitation on Director Compensation. The 2021 Plan imposes a $500,000 limit on the total compensation that may be paid to any one non-employee director during any calendar year.

•

No Liberal Change of Control Definition. The 2021 Plan contains a definition of change of control whereby potential acceleration of awards will only occur in the event of the closing of an actual change of control transaction.

Summary Description of the Amended 2021 Plan

Set forth below is a summary of the material features of the Amended 2021 Plan. The summary is qualified in its entirety by the full text of the Amended 2021 Plan, which is attached to this Proxy Statement in Appendix A. Capitalized terms used but not defined herein have the meanings given to them in the Amended 2021 Plan. The closing price of the Company’ stock on the Record Date was $74.01 per share.

Administration

The Amended 2021 Plan will be administered by the Committee. The Committee will consist of at least two Directors, each of whom qualifies as a “non-employee Director” as defined in Rule 16b-3(b)(3) of the Securities Exchange Act of 1934. The Committee’s powers include, but are not limited to, determining eligibility to receive an award, determining the amount and types of awards that may be granted to a participant, determining all other terms and conditions that apply to awards, and deciding all matters that must be determined in connection with an award. Decisions by the Committee will be final, conclusive, and binding.

In some cases, the Committee may delegate the power and authority to grant awards to eligible individuals, provided, however, that the Committee may not delegate to executive officers the power or authority to make, cancel, or suspend awards to executive officers or members of the Board. Such delegation may be revoked or modified by the Committee at any time.

Eligibility

Persons eligible to participate in the Amended 2021 Plan include all employees, officers, and Board members of the Company and its affiliates. In addition, on a case-by-case basis, the Committee may grant awards to consultants, subject to the terms and conditions determined by the Committee. As of December 31, 2022, approximately 5,861 employees and officers and 10 non-employee Directors were eligible to participate in the 2021 Plan.

Awards may also be made to prospective employees, officers, Board members, or consultants. Such awards must specifically provide that no portion of the award will vest, become exercisable or be issued prior to the date on which the individual becomes employed or begins providing services to the Company or its affiliates.

Shares Available Under the Amended 2021 Plan

The maximum aggregate number of shares of common stock that may be issued under the 2021 Plan is currently 1,250,148. If this proposal is approved by the Company’s shareholders, this maximum aggregate amount will increase by 3,082,390 shares to 4,332,538 shares, and the Amended 2021 Plan would then have approximately 3,515,539 shares available for grant as of the Record Date.

The amount of stock reserved for issuance pursuant to the Amended 2021 Plan is subject to proportionate adjustment by the Committee in the event of any issuance of rights or warrants to purchase securities, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to the shares of stock, or any similar corporate transaction or event in respect of the stock.

2023 Proxy Statement | 118

Back to Contents

For purposes of calculating the number of shares of stock available for awards under the Amended 2021 Plan, the following share counting rules shall apply:

•

Shares of stock that are potentially deliverable under any award granted under the Amended 2021 Plan, or any award outstanding under any Prior Plan on or after the Effective Date, that expires or is canceled, forfeited, or otherwise terminated without delivery of such shares, will not be counted against the limit of shares available for issuance under the Amended 2021 Plan and will again be available for grant under the Amended 2021 Plan.

•

Shares of stock that could have been issued in connection with an award but are not delivered because such award is settled in cash, will not be counted against the limit of shares available for issuance under the Amended 2021 Plan and will again be available for grant under the Amended 2021 Plan.

•

Dividend equivalent awards that are paid in cash will not be counted against the limit of shares available for issuance under the Amended 2021 Plan. However, dividend equivalent awards that are paid in stock will be counted against the limit of shares available for issuance under the Amended 2021 Plan.

•

The exercise of a stock-settled SAR or net-cashless exercise of an option (or a portion thereof) will reduce the number of shares of stock available for issuance under the Amended 2021 Plan by the entire number of shares of stock subject to the SAR or option (or applicable portion thereof), even though a smaller number of shares of stock will be issued upon such an exercise.

•

Shares of stock tendered to pay the exercise price of an option or tendered or withheld to satisfy a tax withholding obligation arising in connection with an award will not become available for grant or sale under the Amended 2021 Plan.

•

Shares of stock purchased on the open market with cash proceeds generated by the exercise of an option will not increase or replenish the number of shares available for grant under the Amended 2021 Plan.

The Committee may adopt such other reasonable rules and procedures as it deems to be appropriate for purposes of determining the number of shares of stock that are available for awards under the Amended 2021 Plan.

Limitation on Incentive Stock Option Awards

The maximum number of shares of stock that may be issued as incentive stock options under the Amended 2021 Plan is 1,000,000.

Limitation on Compensation for Non-Employee Board Members

The Amended 2021 Plan imposes a limit on the value of grants (based on the grant date value of the awards) to any individual non-employee Board member, plus the aggregate amount of all cash fees earned and paid or payable to any one non-employee Board member for the same year, in a total amount of $500,000 per calendar year.

Source of Shares

Any shares of stock delivered pursuant to an award under the Amended 2021 Plan may consist, in whole or in part, of authorized but unissued stock or treasury stock or stock purchased on the open market.

No Fractional Shares

No fractional shares shall be issued pursuant to the Amended 2021 Plan. Unless the Committee specifies otherwise in an award agreement or pursuant to any policy adopted by the Committee, cash will be given in lieu of fractional shares.

Awards

Each of the following types of awards may be granted pursuant to the Amended 2021 Plan:

Restricted Stock

A restricted stock award gives the participant the right to receive a specified number of shares of stock at a purchase price determined by the Committee (including, and typically, zero). Restricted stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose. Except as otherwise provided by the Committee, during the restriction period, participants holding shares of restricted stock may not exercise voting rights with respect to such shares. These

2023 Proxy Statement | 119

Back to Contents

restrictions may lapse separately or in combination at such times, in such circumstances, in such installments, or otherwise, as determined by the Committee. As a general rule, if a participant terminates employment (or terminates service in the case of a Board member), when the stock is subject to restrictions, the participant forfeits the unvested restricted stock. The Committee may, in its discretion, waive the restrictions in whole or in part in the event of a termination of employment (or a termination of service in the case of a Board member).

Restricted Stock Units

A restricted stock unit award gives the participant the right to receive stock, or a cash payment equal to the fair market value of the stock (determined as of a specified date), subject to any vesting or other restrictions the Committee deems appropriate. The restrictions will lapse in accordance with a schedule or other conditions as determined by the Committee. As a general rule, if a participant terminates employment (or terminates service in the case of a Board member) when the restricted stock units are subject to restrictions, the participant forfeits the unvested restricted stock units. The Committee may, in its discretion, waive the restrictions in whole or in part in the event of a termination of employment (or a termination of service in the case of a Board member).

Stock Grant Awards

A stock grant award gives the participant the right to receive, or the right to purchase at a predetermined price, shares of stock free from vesting restrictions. The purchase price, if any, for a stock grant award shall be payable in cash or other form of consideration acceptable to the Committee. A stock grant award may be granted or sold as consideration for past services, other valid consideration, or in lieu of cash compensation due to any participant.

Stock Unit Awards

A stock unit award gives the participant the right to receive a designated number of shares of stock, or a cash payment equal to the fair market value (determined as of a specified date) of a designated number of shares of stock, in the future, free of any vesting restrictions. A stock unit award may be granted in respect of past services, other valid consideration, or in lieu of cash compensation due to any participant.

Dividend Equivalent Awards

A dividend equivalent award gives the participant the right to receive a payment based on the dividends declared on the shares of stock that are subject to any restricted stock unit, stock unit, performance share unit or performance share award, and will be credited as of the dividend payment dates during the period between the date of grant and the date the award is exercised, vests or expires, as determined by the Committee. In no event may a dividend equivalent award, made with respect to a restricted stock unit award that vests based on the achievement of performance goals, or with respect to a performance share unit or performance share award, be paid unless and until such award vests or is earned by satisfaction of the applicable performance goals. A dividend equivalent award shall initially be expressed in terms of cash or shares of stock, depending on the way in which the dividends to which it relates are declared. The Committee will specify when the dividend equivalents will be converted to cash or stock, the formula for conversion, and any restrictions or limitations on the conversion. Dividend equivalents will not be granted with respect to options, SARs, or performance cash awards.

Performance Share Awards

A performance share award gives the participant the right to receive a specified number of shares of stock if one or more performance goals specified by the Committee are satisfied. Performance may be measured over one or more performance periods (not shorter than 12 months in duration) as determined by the Committee.

Performance Share Units

A performance share unit award gives the participant the right to receive a specified number of shares of stock or cash in an amount equal to the fair market value of the stock (determined as of a specified date) if one or more performance goals specified by the Committee are satisfied. Performance may be measured over one or more performance periods (not shorter than 12 months in duration) as determined by the Committee.

2023 Proxy Statement | 120

Back to Contents

Performance Cash

A performance cash award gives the participant the right to receive a cash payment if certain performance goals specified by the Committee are satisfied. Performance may be measured over one or more performance periods (not shorter than 12 months in duration) as determined by the Committee.

Stock Options

An option entitles the participant to purchase shares of stock in the future at a specified price. The Committee may grant both incentive stock options and nonqualified stock options under the 2021 Plan. Incentive stock options will only be granted to participants who are employees and are intended to comply in all respects with the requirements of Code Section 422 and any applicable regulations. The exercise price of all stock options granted under the 2021 Plan will be at least 100% of the fair market value of the stock on the date that the option is granted (or, in the case of certain incentive stock options, 110% of the fair market value of the stock on the grant date). Stock options may be exercised as determined by the Committee, provided that the term of any option granted under the 2021 Plan shall not exceed ten years from the date of grant (or, in the case of certain incentive stock options, five years from the grant date). The exercise price for any option shall be paid in cash or shares of stock held longer than six months, however, the Committee may prescribe other methods by which the exercise price of an option may be paid and the methods by which shares of stock may be delivered to participants; however, the exercise price may not be paid with a promissory note.

Stock Appreciation Rights

A SAR entitles the participant to share in the appreciation on one share of stock. Appreciation is calculated as the excess of (i) the fair market value on the date of exercise over (ii) the base value of the SAR as determined by the Committee, which shall not be less than the fair market value on the date of grant (or such higher amount determined by the Committee). SARs shall vest and become exercisable in equal installments on anniversaries of the date of grant and shall expire on the earlier of a participant’s termination of employment (or termination of service in the case of a Board member) or the tenth anniversary of the date of grant, and payment for SARs shall be made in stock. The Committee will determine the terms and conditions of any SAR at the time of the grant.

Prohibition on Repricing

The Amended 2021 Plan prohibits the Committee from directly or indirectly repricing previously granted options or SARs without shareholder approval. In particular, the Committee may not amend or modify downward, or lower or reprice the exercise price of any previously granted option or SAR after the date of grant, or take any action that would be treated as a repricing under applicable listing rules. Moreover, options and SARs may not be surrendered in consideration of or in exchange for cash, other awards, or a new option or SAR, as applicable, having an exercise price below the exercise price of the option or SAR being surrendered or exchanged (except in connection with a change of control or adjustment in capitalization).

Non-Transferability

As a general rule, awards granted pursuant to the Amended 2021 Plan may not be transferred by a participant, except by will or by the laws of descent or distribution. The Committee, in its discretion, may permit the transfer of any award to a family member or family trust. No incentive stock option will be transferable in any way that would violate Code Section 422 or any applicable regulations.

2023 Proxy Statement | 121

Back to Contents

Clawback of Awards

Any portion of the payments and benefits provided in connection with any award granted under the Amended 2021 Plan will be subject to recapture or clawback to the fullest extent called for by the Company’s Clawback Policy, as may be in effect from time to time, and to the extent necessary to comply with applicable law. The Committee also may include other clawback provisions in the applicable award agreements as it determines to be appropriate. By accepting an award, each participant in the Amended 2021 Plan agrees to be bound by, and to comply with, the terms of any such recapture or clawback provisions and with any Company request or demand for recapture or clawback.

Change of Control

Unless the Committee, with the approval of the Board, provides otherwise in an award agreement, if a change of control occurs, immediately prior to the change of control (as defined in the Amended 2021 Plan):

•

Any time-based or other restrictions imposed on restricted stock or restricted stock unit awards shall lapse and all restricted stock units and stock units shall become immediately payable and shall be paid in stock or cash, in accordance with the terms of the applicable award agreement.

•

Performance shares or performance share unit awards that are payable in stock shall be converted to stock grant awards, which shall be immediately vested. In converting performance shares or performance share units to a stock grant, the participants shall receive the number of shares of stock that would have been earned at the target level of performance, unless the Committee determines that a higher level of attained performance is reasonably ascertainable as of a specified date prior to the closing of the change of control transaction. Whether the attained level of performance exceeds the target level will be determined on a goal-by-goal basis.

•

Any performance share unit awards that are payable in cash shall become immediately vested. Participants then shall generally receive a cash payment equal to the fair market value of the specified number of shares of stock payable pursuant to the award at the target level of performance, unless the Committee determines that a higher level of attained performance is reasonably ascertainable as of a specified date prior to the closing of the change of control transaction. Whether the attained level of performance exceeds the target level will be determined on a goal-by-goal basis.

•

Performance cash awards shall generally be deemed to be satisfied and earned at the target level of performance, unless the Committee determines that a higher level of attained performance is reasonably ascertainable as of a specified date prior to the closing of the change of control transaction. Whether the attained level of performance exceeds the target level will be determined on a goal-by-goal basis.

•

Any and all options and SARs shall become exercisable immediately before the closing of the change of control transaction. If pursuant to the terms of the award agreement, a SAR is to be paid in cash, the SAR will be deemed to be exercised on the closing of the transaction that results in the change of control, and a participant will receive the resulting cash payment within ten days following the closing of the change of control transaction.

•

Any dividend equivalent awards shall be paid in cash or stock as determined in accordance with the applicable award agreement.

•

If an award is subject to Code Section 409A, a change of control may not result in the acceleration of the timing of any payment unless the transaction that results in the change of control also constitutes a “change of control event” as such term is used in the applicable Treasury Regulations. If, due to the above provisions, the payment of an award may not be accelerated, the Board, prior to the change of control, shall take such action as it, in good faith, determines to be necessary to assure that there will be no material impairment to either the value of the award to the participant or the participant’s opportunity for future appreciation in respect of such award.

2023 Proxy Statement | 122

Back to Contents

Notwithstanding the foregoing change of control provisions, prior to a change of control, the Board may determine that no change of control shall be deemed to have occurred or that some or all of the enhancements to the rights of participants described above shall not apply to specified awards. The Board may exercise such override authority only if, before or immediately upon the occurrence of the specified event that would otherwise constitute a change of control, the Board, as constituted prior to the change of control, reasonably concludes, in good faith, that: (i) participants holding awards affected by action of the Board override shall be protected by legally binding obligations of the Company or the surviving entity or the parent thereof because such awards (A) shall remain outstanding following consummation of all transactions involved in or contemplated by such change of control or (B) shall be assumed and adjusted by the surviving entity resulting from such transactions or the parent thereof, or shall be exchanged for new awards issued by the surviving entity resulting from such transaction or the parent thereof; and (ii) changes in the terms of the award resulting from such transactions will not materially impair the value of the awards to the participants or their opportunity for future appreciation in respect of such awards. The Board may exercise such override authority with respect to an award which the Company concludes is subject to (and not excepted from) the requirements of Code Section 409A only in a manner and to the extent permissible under Code Section 409A.

Amendment and Termination

The Committee, with the Board’s approval, may terminate, amend, or modify the Amended 2021 Plan at any time, except where shareholder approval for an amendment is required by applicable law, regulation, or stock exchange rule. No amendment, modification, or termination of the Amended 2021 Plan or any award agreement shall in, any material manner, adversely affect any award previously granted under the Amended 2021 Plan without the consent of the participant. Notwithstanding the foregoing, the participant’s consent is not required if, among other things, the change is required to cause the benefits under the Amended 2021 Plan to comply with the provisions of Code Section 409A.

Expiration Date

Unless terminated sooner, the Amended 2021 Plan will expire on, and no award may be granted after, June 1, 2033 (the “Expiration Date”). Awards outstanding on the Expiration Date will remain in effect according to the terms of the award agreement and the Amended 2021 Plan.

Tax Withholding

The Company has the power to withhold, or to require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements (including the participant’s FICA obligation) on any award under the Amended 2021 Plan. The Company has the discretion to determine the withholding amount, or the Company may permit a participant to elect the withholding amount, within permissible limits as it deems appropriate, but in no event will such withholding amount be less than the minimum or more than the maximum amount necessary to satisfy federal, state, and local tax withholding requirements in the applicable jurisdiction on any award. To the extent that alternative methods of withholding are available under applicable tax laws, the Company has the power to choose among such methods.

2023 Proxy Statement | 123

Back to Contents

Federal Income Tax Consequences

The following summary describes the federal income tax treatment that will apply to awards under the Amended 2021 Plan. This summary is based on the law as in effect on January 1, 2023. This summary is not exhaustive and does not describe state, local, or foreign income taxes, which may also be applicable.

As a general rule, with the exception of a stock grant, a participant will not recognize taxable income with respect to any award at the time of grant. A participant will recognize ordinary taxable income on a stock grant award at the time of grant.

Upon exercise of a nonqualified stock option, the lapse of restrictions on restricted stock, or upon the payment of SARs, restricted stock units, stock units, performance shares, performance share units, performance cash, or dividend equivalents, the participant will recognize ordinary taxable income in an amount equal to the difference between the amount paid for the award, if any, and the fair market value of the stock or amount received on the date of exercise, lapse of restriction, or payment. The Company will be entitled to a concurrent deduction equal to the ordinary income recognized by the participant.

A participant who is granted an incentive stock option will not recognize taxable income at the time of exercise. However, the excess of the stock’s fair market value over the option price could be subject to the alternative minimum tax in the year of exercise (assuming the stock received is not subject to a risk of forfeiture and is not transferable). If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will not meet the requirements for this favored tax treatment and the tax consequences described for nonqualified stock options will apply.

Code Section 409A

Code Section 409A imposes restrictions on nonqualified deferred compensation. Failure to satisfy these rules results in accelerated taxation, an additional tax to the holder of the amount equal to 20% of the deferred amount, and a possible interest charge. Stock options and SARs granted with an exercise price that is not less than the fair market value of the underlying shares on the date of grant will not give rise to deferred compensation for this purpose unless they involve additional deferral features. The Company intends (but does not and cannot guarantee) that awards granted under the Amended 2021 Plan will comply with the requirements of Code Section 409A or an exception thereto and intends to administer and interpret the Amended 2021 Plan in such a manner.

New Plan Benefits Table

Benefits under the Amended 2021 Plan will depend on the Committee’s actions and discretion and the fair market value of the Company’s stock at various future dates. Consequently, it is not possible to determine the future benefits that will be received by participants in the Amended 2021 Plan if the First Amendment is approved.

2023 Proxy Statement | 124

Back to Contents

Existing Equity Compensation Plans

Equity Compensation Plan Information:

Plan Category(1)	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(2) (A)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(3) (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A))(4) (C)
Equity compensation plans approved by security holders	1,340,572	—	864,533
Equity compensation plans not approved by security holders	—	—	—
TOTAL:	1,340,572	—	864,533
(1)

Equity compensation plan information is as of December 31, 2022.

(2)

This amount includes shares subject to outstanding performance share awards, restricted stock unit awards, and stock awards at the maximum amount of shares issuable under such awards. However, payout of the performance share awards is contingent on the Company reaching certain levels of performance during a three-year performance period. If the performance criteria for these awards are not fully satisfied, the award recipient will receive less than the maximum number of shares available under these grants and may receive nothing from these grants.

(3)

The weighted-average exercise price in this column does not take performance share awards, restricted stock unit awards, or stock awards into account, as those awards have no exercise price.

(4)

Awards under the 2021 Plan can take the form of options, stock appreciation rights, restricted stock, performance shares, performance share units, performance cash, stock grants, stock units, dividend equivalents, and restricted stock units. Additional shares cannot be awarded under the 2012 Long-Term Incentive Plan (the “2012 Plan”) and the 2007 Long-Term Incentive Plan (the “2007 Plan”). However, if an award under the 2012 Plan or the 2007 Plan is forfeited, terminated or canceled or expires, the shares subject to such award, to the extent of the forfeiture, termination, cancellation or expiration, may be added back to the shares available for issuance under the 2021 Plan.

Equity Compensation Plans Approved By Security Holders

Amounts in column (a) in the table above include shares subject to awards outstanding under three equity compensation plans that were previously approved by our shareholders: (a) the 2007 Plan, which was approved by our shareholders at our 2007 annual meeting of shareholders and under which no new stock awards may be granted; (b) the 2012 Plan, as amended, which was approved by our shareholders at our 2012 Annual Meeting of Shareholders and the first amendment to the 2012 Plan was approved by our shareholders at our 2017 Annual Meeting of Shareholders and under which no new stock awards may be granted; and (c) the 2021 Plan which was approved by our shareholders at our 2021 annual meeting of shareholders. See Note 14 of the Notes to Consolidated Financial Statements in the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for additional information regarding these plans.

Equity Compensation Plans Not Approved by Security Holders

The Company does not have any equity compensation plans under which shares can be issued that have not been approved by the shareholders.

2023 Proxy Statement | 125

Back to Contents

Audit Matters

Proposal 5: Ratification of The Appointment of Deloitte & Touche LLP as the Independent Accountant for the Company

The Audit Committee has appointed Deloitte & Touche LLP (“D&T”) as the Company’s independent accountant for the year ending December 31, 2023 and, as a matter of good corporate governance, has directed management to submit such appointment for ratification by the shareholders at the Annual Meeting. In the event the shareholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and the shareholders’ best interests.

The Board of Directors unanimously recommends a vote FOR ratification of the appointment of Deloitte & Touche LLP as the Company’s independent accountant for the year ending December 31, 2023

The Independent Accountant

The Audit Committee evaluates the selection of the independent accountant each year, and has appointed D&T, independent accountant, to examine the Company’s financial statements for the year ending December 31, 2023, and, pursuant to Proposal 5, has requested shareholder ratification of this appointment. The Audit Committee has discussed the qualifications and performance of D&T and believes that the continued retention of D&T to serve as the Company’s independent accountant is in the best interest of the Company and its shareholders.

In making the determination to retain D&T for 2023, the Audit Committee considered, among other things:

•

D&T’s technical expertise, particularly with respect to the complex area of utility regulatory accounting;

•

Management’s and D&T’s review of D&T’s historical and recent performance;

•

The quality and candor of D&T’s communications with the Audit Committee and management;

•

D&T’s independence and tenure as our auditor, including the benefits and independence risks of having a long-tenured auditor, and controls and processes that help ensure D&T’s independence (see the additional information below);

•

How effectively D&T demonstrated its independent judgment, objectivity, and professional skepticism; and

•

The fees paid to D&T, which are reviewed and approved by the Audit Committee and then monitored by the Audit Committee throughout the year.

D&T served as the Company’s independent accountant for the year ended December 31, 2022. Representatives of that firm are expected to participate in the Annual Meeting. These representatives will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

2023 Proxy Statement | 126

Back to Contents

Benefits of a Long-Tenured Independent Accountant

D&T has served as the independent accountant for Pinnacle West since its inception in 1985, and APS since 1932. The Committee carefully considered the tenure of D&T as our independent accountant in making its decision to select D&T as the independent accountant for 2023, including the following benefits that come with long tenure:

•

Through more than 80 years of experience with the Company and APS, D&T has gained institutional knowledge of and deep expertise regarding our business operations, including the complexities of a business that is highly regulated at both the state and federal level, our accounting policies and practices and our internal controls over financial reporting; and

•

Bringing on a new auditor requires a significant time commitment that could result in additional costs to the Company as well as distract management’s focus on financial reporting and internal controls.

Accountant’s Independence Controls

In further making its selection of D&T as the independent accountant for 2023, the Committee took into account the following controls over D&T:

•

The Audit Committee’s oversight of D&T, which included meeting with D&T multiple times in 2022, private meetings from time to time as requested by the Audit Committee members, and a committee-directed process for selecting the lead partner;

•

Pre-approval policies of all services performed by D&T for the Company, and allowing the engagement of D&T only when the Audit Committee or its Chair believes D&T is best suited for the job;

•

D&T conducts periodic internal quality reviews of its audit work and rotates lead partners every five years; and

•

As an independent public accounting firm, D&T is subject to Public Company Accounting Oversight Board (“PCAOB”) inspections, independent peer reviews, and PCAOB and SEC oversight.

Pre-Approval Policies

As part of its oversight responsibility with respect to the independent accountant and in order to assure that the services provided by the independent accountant do not impair the independent accountant’s independence, the Audit Committee has established pre-approval policies with respect to work performed by D&T for the Company. Under that policy, the Audit Committee pre-approves each audit service and non-audit service to be provided by D&T. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit and non-audit services to be performed by D&T if the services are not expected to cost more than $100,000. Each audit and non-audit service presented to the Chair for pre-approval must be described in sufficient detail so that the Chair knows precisely what services the Chair is being asked to pre-approve so that he can make a well-reasoned assessment of the impact of the service on the independent accountant’s independence. The Chair must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All the services performed by D&T in 2022 for the Company were pre-approved by the Audit Committee or the Chair of the Audit Committee consistent with the pre-approval policy.

2023 Proxy Statement | 127

Back to Contents

Audit Fees

The following fees were paid to D&T for the last two fiscal years:

Types of service	2021 ($)	2022 ($)
Audit Fees(1)	3,085,950	3,328,421
Audit-Related Fees(2)	416,908	622,235
Tax Fees	0	0
All Other Fees	0	0
(1)

The aggregate fees billed for services rendered for the audit of annual financial statements and for review of financial statements included in reports on Form 10-K and Form 10-Q, respectively

(2)

The aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the financial statements and are not included in Audit Fees reported above, which primarily consist of fees for employee benefit plan audits and environmental, social and governance assurance readiness performed in 2021 and 2022.

Report of the Audit Committee

The Audit Committee is comprised solely of independent directors. Each member meets the NYSE financial literacy requirements, and Ms. Bryan and Mr. Nordstrom are “audit committee financial experts” under the SEC rules.

In accordance with its written charter adopted by the Board, the primary function of the Audit Committee is to assist Board oversight of: (a) the integrity of the Company’s financial statements; (b) the independent accountant’s qualifications and independence; (c) the performance of the Company’s internal audit function and independent accountant; and (d) compliance by the Company with legal and regulatory requirements.

The Audit Committee reports as follows:

1.

The Audit Committee has discussed and reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2022, with the Company’s management and the independent accountant, D&T. The Audit Committee is directly responsible for the oversight of the Company’s independent accountant. Management is responsible for the Company’s financial reporting process, including the Company’s system of internal controls and for the preparation of financial statements in accordance with accounting principles generally accepted in the United States of America. The independent accountant is responsible for auditing and rendering an opinion on those financial statements, as well as auditing certain aspects of the Company’s internal controls.

2.

The Audit Committee’s responsibility is to monitor these processes. The Audit Committee has discussed with D&T the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

3.

The Audit Committee has obtained from D&T and reviewed the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. The Committee discussed with D&T any relationships that may impact D&T’s objectivity and independence and satisfied itself as to the accountant’s independence.

4.

Based on the foregoing, the Audit Committee has recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

AUDIT COMMITTEE CHAIR

Bruce J. Nordstrom

AUDIT COMMITTEE MEMBERS

Glynis A. Bryan
Gonzalo A. de la Melena, Jr.
Dale E. Klein, Ph.D.
Paula J. Sims

2023 Proxy Statement | 128

Back to Contents

Stock Matters

Ownership of Pinnacle West Stock

The following table shows the amount of Pinnacle West common stock owned by the Company’s Directors, the NEOs, our Directors and executive officers as a group, and those persons who beneficially own more than 5% of the Company’s common stock as of March 10, 2023. Unless otherwise indicated, each shareholder listed below has sole voting and investment power with respect to the shares beneficially owned.

The address of each of the listed shareholders not otherwise set forth below is P.O. Box 53999, Mail Station 8602, Phoenix, Arizona 85072-3999. Unless otherwise indicated, all information is as of March 10, 2023, the Record Date for the Annual Meeting.

Name	Number of Shares Beneficially Owned(1) (#)	Percent of Class (%)
Directors:
Glynis A. Bryan	5,175	*
Richard P. Fox	13,477	*
Gonzalo A. de la Melena, Jr.	2,593	*
Jeffrey B. Guldner	44,862	*
Dale E. Klein, Ph.D.	26,720	*
Kathryn L. Munro	36,280	*
Bruce J. Nordstrom	34,679	*
Paula J. Sims	11,012	*
William H. Spence	2,843	*
Kristine L. Svinicki	726	*
James E. Trevathan, Jr.	6,017	*
David P. Wagener	20,196	*
Other NEOs:
Theodore N. Geisler	8,477	*
Andrew D. Cooper	1,088	*
Adam C. Heflin	2,452	*
Maria L. Lacal(2)	30,723	*
Robert E. Smith	8,754	*
Jacob Tetlow	6,700	*
All Directors and Executive Officers as a Group (22 Persons):	279,162	*
5% Beneficial Owners:(3)		*
BlackRock, Inc. and certain related entities(4) 55 East 52nd Street New York, NY 10055	1.003.796	8.90
State Street Corporation and certain related entities(5) One Lincoln Street Boston, MA 02111	7,444,711	6.58
The Vanguard Group Inc.(6) 100 Vanguard Boulevard Malvern, PA 19355	14,225,294	12.57
Lazard Asset Management, LLC(7) 30 Rockefeller Plaza New York, New York 10112	7,065,285	6.24

2023 Proxy Statement | 129

Back to Contents

*

Represents less than 1% of the outstanding common stock.

(1)

Includes: vested Supplemental RSUs (as defined on page 96 of this Proxy Statement) for the NEOs; vested RSUs and SUs payable in stock for the Directors; and associated dividends payable in stock; as follows: Mr. Guldner — 5,747; Ms. Lacal — 3,753 Ms. Bryan — 4,654; Mr. Fox — 5,373; Dr. Klein — 26,620; Ms. Munro — 19,727; Ms. Sims — 3,428; and Mr. Trevathan — 5,140. The following shares are held jointly: Dr. Klein — 100; Mr. Smith — 8,754; and Mr. Trevathan — 877. The following shares are held in joint trusts: Mr. Geisler — 8,470; Mr. Heflin — 6; Ms. Munro — 16,533; Mr. Nordstrom — 33,179; and Mr. Wagener — 20,196.

(2)

Ms. Lacal retired on September 30, 2022.

(3)

The Company makes no representations as to the accuracy or completeness of the information in the filings reported in footnotes 4-7.

(4)

BlackRock, Inc. Schedule 13G/A filing, dated February 7, 2023, relating to a parent holding company and certain affiliates, reports beneficial ownership as of December 31, 2022 of 10,033,796 shares, with sole voting power as to 9,501,733 shares and sole dispositive power as to 10,033,796 shares. The Company maintains normal commercial relationships with BlackRock, Inc. and its subsidiaries. The Company does not consider these relationships to be material.

(5)

State Street Corporation Schedule 13G/A filing, filed February 10, 2023, relating to a parent holding company and certain affiliates, reports beneficial ownership as of December 31, 2022 of 7,444,711 shares, with shared voting power as to 6,564,296 and shared dispositive power as to 7,444,222 shares. The Company maintains normal commercial relationships with State Street Corporation and its subsidiaries. The Company does not consider these relationships to be material.

(6)

The Vanguard Group, Inc. Schedule 13G/A, dated February 9, 2023, reports beneficial ownership as of December 31, 2022 of 14,225,294 shares with shared voting power as to 181,114 shares, shared dispositive power as to 515,571 shares, and sole dispositive power as to 13,709,223 shares.

(7)

Lazard Asset Management, LLC Schedule 13G/A, dated March 8, 2023, reports beneficial ownership as of December 31, 2022 of 7,065,285 shares, with sole voting power as to 6,724,746 shares and sole dispositive power as to 7,065,285 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s Directors and executive officers, and persons who own more than 10% of the Company’s common stock, to file reports of ownership and changes of ownership with the SEC.

Deliquent Section 16(a) Reports

Adam Heflin was elected Executive Vice President and Chief Nuclear Officer effective June 6, 2022, upon which date he received a grant of RSUs, requiring disclosure on Form 4. A company administrative error resulted in a late filing. The Form 4 was due on June 8, 2022 and was filed on June 13, 2022. The Company believes that all other directors, executive officers, and greater than 10% beneficial owners complied with their respective Section 16(a) reporting requirements for fiscal year 2022 on a timely basis based solely on a review of filings of reports with the SEC and written representations from the Company’s directors and executive officers.

2023 Proxy Statement | 130

Back to Contents

Shareholder Proposal

Proposal 6: Independent Board Chairman

Mr. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, a beneficial owner of 60 shares of common stock of the Company, the proponent of a shareholder proposal, has stated that he intends to present a proposal at the Annual Meeting. The proposal and supporting statement, for which the Board of Directors accepts no responsibility, is set forth below. The Board of Directors opposes the shareholder proposal for the reasons set forth following the shareholder proposal.

The Board of Directors recommends a vote AGAINST this proposal.

Proposal 6 — Independent Board Chairman

Shareholders request that the Board of Directors adopt an enduring policy, and amend the governing documents as necessary in order that 2 separate people hold the office of the Chairman and the office of the CEO.

Whenever possible, the Chairman of the Board shall be an Independent Director.

The Board has the discretion to select a Temporary Chairman of the Board who is not an Independent Director to serve while the Board is seeking an Independent Chairman of the Board on an accelerated basis.

Although it is a best practice to adopt this policy soon this policy could be phased in when there is a contract renewal for our current CEO or for the next CEO transition.

The roles of Chairman and CEO are fundamentally different and should be held by 2 directors, a CEO and a Chairman who is completely independent of the CEO and our company. The job of the CEO is to manage the company. The job of the Chairman is to oversee the CEO and management.

A Lead Director is no substitute for an independent Board Chairman. A lead director is not responsible for the strategic direction of the company. And a Chairman/CEO can ignore the advice and feedback from a lead director. There is no example of a lead director prevailing when there is a disagreement between the Chairman/CEO and the lead director. According to the 2022 Pinnacle West annual meeting proxy the Lead Director has limited duties and lacks in having exclusive powers.

These are some of the principle tasks of the lead director according to the Pinnacle West Corporate Governance Guidelines:

•

Serves as a liaison between the non-independent Chairman and the directors, a role that others probably also play.

•

Gives advice to the Chairman, that the Chairman need not follow, on scheduling of meetings.

•

Gives input that the Chairman can ignore on meeting agendas — but only if the Chairman makes a request.

•

Presides at meeting of some of the directors.

Plus management fails to give shareholders enough information on this topic to make a more informed decision. There is no management comparison of the exclusive powers of the Office of the Chairman and the de minimis exclusive powers of the Lead Director.

Ms. Kathryn Munro, Pinnacle West Lead Director, violates the most important attribute of a Lead Director — independence. As director tenure goes up director independence goes down. Ms. Munro has 23-years excessive director tenure at Pinnacle West.

It is amazing the number of companies that claim that they have a robust role for the lead director and the person chosen is the director with the most excessive tenure. Excessive tenure can simply mean that the director is a person whose greatest skill is getting along with management.

Please vote yes:

Independent Board Chairman — Proposal 6

2023 Proxy Statement | 131

Back to Contents

Board of Directors Response

The Board of Directors has carefully reviewed the proposal and recommends that the shareholders vote AGAINST it.

Leadership Flexibility

The Board believes that our shareholders’ interests are best served when we retain the ability to select the appropriate person to serve in the chairman’s role based on our current needs and circumstances at any given time. Our current leadership structure, which is designed to meet our unique business needs and the strengths of our Board, provides effective independent oversight of Pinnacle West. Moreover, mandating a leadership structure removes the flexibility for the Board to determine, in any given situation, the structure they believe is in the best interests of the Company and its shareholders. Adopting a restrictive, “one-size-fits-all” policy as requested by the proposal, which assumes a single leadership structure works at all times, removes valuable flexibility for the Board to select the right structure at the right time.

Robust Lead Director Role

Our independent Lead Director has significant authority under our Corporate Governance Guidelines to lead our Board and direct topics for discussion. Duties of our Lead Independent Director include:

•

serving as a liaison between the Chairman of the Board and the independent Directors;

•

approving the schedule of Board meetings to assure that there is sufficient time for discussion of all agenda items;

•

approving agendas for the Board meetings;

•

approving information sent to the Board in connection with Board and Committee meetings;

•

presiding at all meetings at which the Chairman of the Board is not present, including executive sessions of the independent Directors;

•

calling meetings of the independent Directors when necessary and appropriate;

•

overseeing the Board and Board committee self-assessment process;

•

being available for appropriate consultation and direct communication with the Company’s shareholders and other interested parties;

•

is authorized to retain outside advisors and consultants who report directly to the Board on board-wide issues; and

•

performs such other duties as the Board may from time-to-time delegate

We believe these powers provide an effective balance between strong Company leadership and appropriate safeguards and oversight by independent Directors.

Our current independent Lead Director, Kathryn Munro, performs each of the substantive responsibilities outlined above as well as the following additional duties: meets regularly with our CEO to delve deeply into matters of interest to the Board, to provide feedback on past Board meetings and to seek specific information for future Board meetings; consults regularly with Board members, particularly the non-management Directors, to encourage strong communication among each Board member; and leads, as chairman of the Nominating and Corporate Governance Committee, the Board’s annual self-evaluation process.

2023 Proxy Statement | 132

Back to Contents

Our Current Lead Director

Contrary to the proposal’s claims, Ms. Munro is independent under all applicable independence standards, including the independence standards set by the New York Stock Exchange. Ms. Munro has continuously received very strong support from shareholders in her annual election to the Board, including over 90% support at the 2022 Annual Meeting of Shareholders. As a former chief executive with significant board and board leadership experience, Ms. Munro brings valuable and independent views to the Board, where she provides thoughtful, independent leadership for both fellow directors and senior management. As members of the Board, we can attest to Ms. Munro’s leadership and oversight of the CEO and management. To imply that Ms. Munro is not an effective independent Lead Director is both misleading and inaccurate. Ms. Munro is one of the most engaged and effective directors we fellow Board members have had the opportunity to work with. Ms. Munro sets the example by providing meaningful challenge to the CEO and the management team when she believes it is necessary. As noted in the letters from Mr. Guldner and Ms. Munro, the Board voted in February to change the Board member serving as Lead Director effective in May of 2023. This change is part of an orderly transition in connection with Ms. Munro’s scheduled retirement from the Board in May of 2024. Ms. Munro is now scheduled to step down from the role of Lead Director in May of 2023. Ms. Paula Sims is scheduled to assume the role of Lead Director at that time. The Board thanks Ms. Munro for her independent leadership and guidance. Ms. Munro has been an outstanding leader for the Board and our Company and we thank her for her service.

Our Strong Corporate Governance Practices Promote Management Accountability and Provide Effective Independent Oversight of Pinnacle West

In addition to the strong role and significant responsibilities of our independent Lead Director, the Board has in place many other mechanisms that promote Board independence, management accountability and a balanced governance structure:

•

the Board’s five standing committees are each chaired by independent directors and are 100% independent;

•

the Board’s non-management directors meet in executive session without management present;

•

all directors, except for Mr. Guldner, meet the independence requirements of the New York Stock Exchange Listing Standards and the Company’s Director Independence Standards;

•

we have cumulative voting for director elections;

•

we hold annual elections for directors and have an effective director retirement policy;

•

we do not have any supermajority provisions in our Bylaws;

•

we have an active shareholder engagement program;

•

the Board conducts annual evaluations of the Board and each Board committee; and

•

our shareholders enjoy strong shareholder rights, including the right to request a special meeting of shareholders and a market-standard proxy access right (the ability to nominate director candidates, and have those nominees included in our proxy statement).

Your Board will continue to evaluate our leadership structure to determine the appropriate board leadership structure for the Company. We believe our current model best serves our dynamic and successful Company at this time.

Your Board of Directors unanimously recommends a vote AGAINST this shareholder proposal.

2023 Proxy Statement | 133

Back to Contents

General Information

Time, Date and Place

The Company’s 2023 Annual Meeting of Shareholders (“Annual Meeting”) will be held at 1:30 p.m. Eastern Daylight Time, on Wednesday, May 17, 2023. The Annual Meeting will not be held at a physical location, but will instead be held virtually, where shareholders will participate by accessing a website using the Internet. The Annual Meeting will be accessed at www.virtualshareholdermeeting.com/PNW. To participate in the Annual Meeting, you will need the 16-digit control number included on the proxy card, the Internet Notice or the voting instruction form. Online check-in will begin at 1:15 p.m. Eastern Daylight Time, and you should allow ample time for the online check-in proceedings. An audio broadcast of the Annual Meeting will be available by telephone toll-free at (877) 328-2502 (domestic) or (412) 317-5419 (international). Upon dialing in, you will need to provide your 16-digit control number. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the phone numbers displayed on the Virtual Meeting website on the meeting date. Our virtual meeting will be governed by our Rules of Conduct, which are attached as Appendix B.

Notice of Internet Availability

Unless you elected to receive printed copies of the proxy materials in prior years, you will receive a Notice of Internet Availability of Proxy Materials by mail, or if you so elected, by electronic mail (the “Internet Notice”). The Internet Notice will tell you how to access and review the proxy materials. If you received an Internet Notice by mail and would like to receive a printed copy of the proxy materials, you should follow the instructions included on the Internet Notice.

The Internet Notice is first being sent to shareholders on or about April 5, 2023. The Proxy Statement and the form of proxy relating to the Annual Meeting are first being made available to shareholders on or about April 5, 2023.

Record Date; Shareholders Entitled to Vote

All shareholders at the close of business on March 10, 2023 (the “Record Date”) are entitled to vote at the meeting. Each holder of outstanding Company common stock is entitled to one vote per share held as of the Record Date on all matters on which shareholders are entitled to vote, except for the election of directors, in which case “cumulative” voting applies (see “Vote Required — Election of Directors”). At the close of business on the Record Date, there were 113,251,486 shares of common stock outstanding.

2023 Proxy Statement | 134

Back to Contents

Voting

Vote prior to the annual meeting by internet
The website address for Internet voting is on the proxy card, the Internet Notice and the voting instruction form. Internet voting is available 24 hours a day.
Vote prior to the annual meeting by telephone
The toll-free number for telephone voting is on the proxy card, the Internet Notice and the voting instruction form. Telephone voting is available 24 hours a day.
Vote prior to the annual meeting by scanning the QR code
The QR code is on the proxy card, the Internet Notice and the voting instruction form, and is available 24 hours a day.
Vote prior to the annual meeting by mail
You may vote by mail by promptly marking, signing, dating, and mailing your proxy card or voting instruction form (a postage-paid envelope is provided for mailing in the United States).
Vote during the annual meeting over the internet
To participate in the Annual Meeting, you will need the 16-digit control number included on the proxy card, the Internet Notice or the voting instruction form.

Shares held in your name or shares for which you are the beneficial owner but not the shareholder of record may be voted electronically during the formal business portion of the Annual Meeting. Shares held in the Pinnacle West 401(k) Plan cannot be voted during the Annual Meeting. If you hold shares in the Pinnacle West Investor Advantage Plan or brokerage account, and you plan to vote prior to the Annual Meeting by internet, telephone, or by scanning the QR code, you will need to submit your vote no later than 11:59 p.m. EST on May 16, 2023. If you hold shares in the Pinnacle West 401(k) Plan, you will need to submit your vote to the plan trustee no later than 11:59 p.m. EST on May 14, 2023 to vote your shares.

You may change your vote by: re-voting by telephone; re-voting by Internet; or re-voting during the formal business portion of the Annual Meeting. For shares held in your name, you may change your vote by re-submitting a signed proxy card. In addition, for shares held in your name, you may also revoke a previously submitted proxy card by filing with our Corporate Secretary a written notice of revocation. For shares for which you are the beneficial owner but not the shareholder of record, you may change your vote by re-submitting a signed voting instruction form to your broker. In addition, for shares for which you are the beneficial owner but not the shareholder of record, you should contact your broker if you would like to revoke your vote.

Your vote is confidential. Only the following persons have access to your vote: election inspectors; individuals who help with the processing and counting of votes; and persons who need access for legal reasons. All votes will be counted by an independent inspector of elections appointed for the Annual Meeting.

2023 Proxy Statement | 135

Back to Contents

Quorum

The presence, in person or by proxy, of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists, shares that are entitled to vote but are not voted at the direction of the beneficial owner (called abstentions) and votes withheld by brokers in the absence of instructions from beneficial owners (called broker non-votes) will be counted for purposes of determining whether there is a quorum. Shares owned by the Company are not considered outstanding or present at the meeting.

Vote Required

Election of Directors

Individuals receiving the highest number of votes will be elected. The number of votes that a shareholder may, but is not required to, cast is calculated by multiplying the number of shares of common stock owned by the shareholder, as of the Record Date, by the number of directors to be elected. Any shareholder may cumulate his or her votes by casting them for any one nominee or by distributing them among two or more nominees. Abstentions will not be counted toward a nominee’s total and will have no effect on the election of directors. You may not cumulate your votes against a nominee. If you hold shares in your own name and would like to exercise your cumulative voting rights, you must do so by mail. If you hold shares beneficially through a broker, trustee or other nominee and wish to cumulate votes, you should follow the instructions on the voting instruction form.

Say-on-Pay and the Frequency of the Say-on-Pay Vote

The votes cast “for” must exceed the votes cast “against” to approve the advisory resolution on the compensation disclosed in this Proxy Statement of our NEOs — the say-on-pay vote. The say-on-pay resolution is not intended to address any specific item of compensation, but rather the overall compensation of the NEOs and the compensation philosophy, policies and procedures described in this Proxy Statement. The frequency option — one, two or three years — that receives the greatest number of votes cast on this proposal will be the frequency option approved by the shareholders. Because your votes on both the say-on-pay and the frequency of the say-on-pay items are advisory, the votes will not be binding on the Board or the Company. The Board will review the voting results and take them into consideration when making future decisions regarding executive compensation and the frequency of the say-on-pay vote. Abstentions and broker non-votes will have no effect on the outcome of these proposals.

2023 Proxy Statement | 136

Back to Contents

Approval of the First Amendment to the 2021 Plan

The votes cast “for” must exceed the votes cast “against” to approve the first amendment to the 2021 Plan. Abestentions and broker non-votes will have no effect on the outcome of the proposal.

Ratification of the Appointment of the Independent Accountant and Approval of the Shareholder Proposal

The votes cast “for” must exceed the votes cast “against” to ratify the appointment of the independent accountant for the year ending December 31, 2023 and for approval of the shareholder proposal. Abstentions and broker non-votes will have no effect on the outcome of the proposal. Because your vote is advisory, it will not be binding on the Board or the Company. However, the Board will review the voting results and take into consideration our shareholders’ views.

Board Recommendations

The Board recommends a vote:

FOR the election of the nominated slate of directors (Proposal 1);
FOR the approval, on an advisory basis, of the resolution approving the compensation of our NEOs, as disclosed in this Proxy Statement (Proposal 2);
FOR, on an advisory basis, an annual advisory vote on the compensation of our NEOs (Proposal 3);
FOR the approval of the first amendment to the 2021 Plan (Proposal 4);
FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent accountant for the year ending December 31, 2023 (Proposal 5); and
AGAINST the shareholder proposal (Proposal 6).

The Board is not aware of any other matters that will be brought before the shareholders for a vote. If any other matters properly come before the meeting, the proxy holders will vote on those matters in accordance with the recommendations of the Board or, if no recommendations are given, in accordance with their own judgment.

Delivery of Annual Reports and Proxy Statements to a Shared Address and Obtaining a Copy

If you and one or more shareholders share the same address, it is possible that only one Internet Notice, Annual Report or Proxy Statement was delivered to your address. Registered shareholders at the same address who wish to receive separate copies of the Internet Notice, the Annual Report or Proxy Statement may:

•

Call the Company’s Shareholder Services Department at 1-602-250-3011;

•

Mail a request to Shareholder Services at P.O. Box 53999, Mail Station 8602, Phoenix, Arizona, 85072-3999; or

•

E-mail a request to: shareholderdept@pinnaclewest.com.

2023 Proxy Statement | 137

Back to Contents

The Company will promptly deliver to you the information requested. Registered shareholders who share the same address but wish to receive one Internet Notice, Annual Report or Proxy Statement may contact the Company through the same methods listed above. Shareholders who own Company stock through a broker and who wish to receive single or separate copies of the Internet Notice, Annual Report or Proxy Statement should contact their broker.

You may access our Annual Report and Proxy Statement via the Internet. Copies of the Annual Report and Proxy Statement are available on the Company’s website (www.pinnaclewest.com) and will be provided to any shareholder promptly upon request. Shareholders may request copies from Shareholder Services at the telephone number or addresses set forth above, or as described on the Internet Notice.

Shareholder Proposals for the 2024 Annual Meeting

To be included in the proxy materials for the 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”), any shareholder proposal intended to be presented must be received by our Corporate Secretary no later than December 7, 2023 at the following address:

Corporate Secretary
Pinnacle West Capital Corporation
400 North Fifth Street, Mail Station 8602
Phoenix, Arizona 85004

A shareholder who intends to present a proposal at the 2024 Annual Meeting, but does not wish it to be included in the 2024 proxy materials, must submit the proposal no earlier than January 18, 2024 and no later than the close of business on February 17, 2024.

Proxy Solicitation

The Board is soliciting the enclosed proxy. The Company may solicit shareholders over the Internet, by telephone or by mail. The Company has retained D.F. King & Co., Inc. to assist in the distribution of proxy solicitation materials and the solicitation of proxies for $11,000, plus customary expenses, and fees for additional services requested which we expect will not exceed $65,000. The costs of the solicitation will be paid by the Company. Proxies may also be solicited in person, by telephone or electronically by Company personnel who will not receive additional compensation for such solicitation. As required, the Company will reimburse brokerage houses and others for their out-of-pocket expenses in forwarding documents to beneficial owners of our stock.

2023 Proxy Statement | 138

Back to Contents

Other Matters

Related Party Transactions

The Corporate Governance and Public Policy Committee is responsible for reviewing and approving all transactions with any related party, which consists of any of our directors, director nominees, executive officers, shareholders owning more than 5% of the Company’s common stock and, with respect to each of them, their immediate family members and certain entities in which they are an officer or a shareholder, partner, member or other participant who, directly or indirectly, has a substantial ownership interest in or otherwise substantially controls or shares control of such entity (a “Related Party”). This obligation is set forth in writing in our Statement of Policy Regarding Related Party Transactions (the “Policy”).

To identify Related Party Transactions, as defined in the Policy, each year the Company requires our directors and officers to complete director and officer questionnaires identifying any transactions with the Company in which a Related Party has an interest. We review Related Party Transactions due to the potential for a conflict of interest. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, in any way, with our interests. The Code of Ethics requires all directors, officers, and employees who may have a potential or apparent conflict of interest to notify the Company’s management. In addition, the Policy specifically provides that any Related Party Transaction must be approved or ratified by the Corporate Governance and Public Policy Committee. A “Related Party Transaction” is any transaction or a series of similar transactions in which the Company or any of its subsidiaries is or was a participant, where the amount involved exceeds $120,000 in the aggregate, and in which any Related Party has a direct or indirect material interest, other than:

•

Transactions in which rates or charges are fixed in conformity with law or governmental authority (such as APS rates approved by the ACC);

•

Transactions in which the rates or charges are determined by competitive bid; or

•

The payment of compensation by the Company to the executive officers, directors, or nominees for directors.

The son of Maria L. Lacal, Executive Vice President and Chief Nuclear Officer of PVGS of APS, is employed by the Company in a non-executive officer position and received total compensation of less than $150,000 in 2022. His compensation was established by the Company in accordance with its compensation practices applicable to employees with comparable qualifications and responsibilities and holding similar positions and without the involvement of Maria L. Lacal. Glynis A. Bryan, a Director since February 2020, is the Chief Financial Officer of Insight Enterprises, Inc. (“Insight”). Insight is a technology company and a vendor of APS providing information technology services and computer hardware and software products. For these products and services, APS paid less than $4.25 million to Insight in 2022, which is less than 0.85% of each of the Company’s and Insight’s revenues for 2022. Because the amounts paid to Insight were such a small portion of its total revenues, the Corporate Governance and Public Policy Committee has determined that these payments are not material to Ms. Bryan.

2023 Proxy Statement | 139

Back to Contents

Human Resources Committee Interlocks and Insider Participation

The members of the Human Resources Committee in 2022 were Ms. Munro, Dr. Cortese, and Messrs. Fox, Nordstrom, Spence and Trevathan. None of the members of the Human Resources Committee is or has been an officer or employee of the Company or any of its subsidiaries, or otherwise had any relationships or transaction with the Company requiring disclosure hereunder. No executive officer of the Company served on the compensation committee or board of any company that employed, or had as an officer, any member of the Human Resources Committee or the Board.

2023 Proxy Statement | 140

Back to Contents

Helpful Resources

Our Company
Pinnacle West Capital Corporation:	http://www.pinnaclewest.com
APS:	http://www.aps.com

Annual Meeting
Annual meeting online:	http://www.virtualshareholdermeeting.com/PNW
Proxy materials:	http://www.proxyvote.com

Board of Directors
Pinnacle West Board:	http://www.pinnaclewest.com/about-us/corporate-governance/board-of-directors/

Board Committees
Audit Committee Charter:	http://www.pinnaclewest.com/about-us/corporate-governance/committee-summary/audit-committee
Corporate Governance and Public Responsibility Committee Charter:	http://www.pinnaclewest.com/about-us/corporate-governance/committee-summary/corporate-governance-committee
Finance Committee Charter:	http://www.pinnaclewest.com/about-us/corporate-governance/committee-summary/finance-committee
Human Resources Committee Charter:	http://www.pinnaclewest.com/about-us/corporate-governance/committee-summary/human-resources-committee/
Nuclear and Operating Committee Charter:	http://www.pinnaclewest.com/about-us/corporate-governance/committee-summary/nuclear-and-operating-committee/

Governance Documents
Code of Ethics and Business Practices:	http://www.pinnaclewest.com/about-us/corporate-governance/code-of-ethics-and-business-practices/
Code of Ethics for Financial Executives:	http://www.pinnaclewest.com/about-us/corporate-governance/code-of-ethics-for-financial-executives/
Corporate Governance Guidelines:	http://www.pinnaclewest.com/about-us/corporate-governance/corporate-governance-guidelines/

Other
APS’s Clean Energy Commitment:	http://www.aps.com/cleanenergy/
Corporate Responsibility Report:	http://www.pinnaclewest.com/corporate-responsibility/
Political Participation Policy:	http://www.pinnaclewest.com/about-us/corporate-governance/Political-Participation-Policy

2023 Proxy Statement | 141

Back to Contents

Appendix A: First Amendment and 2021 Long-Term Incentive Plan, as amended

First Amendment to the 2021 Long-Term Incentive Plan

FIRST AMENDMENT TO THE
PINNACLE WEST CAPITAL CORPORATION
2021 LONG-TERM INCENTIVE PLAN

Pinnacle West Capital Corporation, an Arizona corporation (the “Company”), previously established, and the shareholders previously approved, the Pinnacle West Capital Corporation 2021 Long-Term Incentive Plan (the “Plan”). By adoption of this First Amendment, the Company desires to amend the Plan as set forth below.

1.

This First Amendment shall be effective, if approved by the Company’s shareholders at the Company’s 2023 Annual Meeting, as of June 1, 2023.

2.

The Plan’s Expiration Date is hereby amended to June 1, 2033.

3.

Article 4 (Shares Subject to the Plan) is hereby amended to replace Subsection 4.1 in its entirety with the following:

4.1

NUMBER OF SHARES. Subject to the possible increases provided by Section 4.2 with respect to shares of Stock that become available under the 2012 Plan and the other Prior Plans and adjustments as provided in Section 4.4, the aggregate number of shares of Stock reserved and available for grant (or to be used to determine the value of an Award payable in cash) pursuant to the Plan is 4,332,538 shares of Stock.

4.

Article 13 (Other Provisions Applicable to All Awards) is hereby amended to replace paragraph (d) of Subsection 13.1 in its entirety with the following:

(d)

Restricted Stock or Restricted Stock Units with respect to which the restrictions lapse solely based on the passage of time and which vest in less than one year;

5.

This First Amendment amends only the provisions of the Plan referred to above, and those provisions not amended by this First Amendment shall continue in full force and effect. Notwithstanding the foregoing, this First Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and the intent of this First Amendment.

IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed by its duly authorized representative on this _____ day of _______________, 2023.

PINNACLE WEST CAPITAL CORPORATION

By:
Its:

2023 Proxy Statement | 142

Back to Contents

2021 Long-Term Incentive Plan, as amended

PINNACLE WEST CAPITAL CORPORATION

2021 LONG-TERM INCENTIVE PLAN

(AS AMENDED BY THE FIRST AMENDMENT)

EFFECTIVE DATE: June 1, 2023

APPROVED BY SHAREHOLDERS: May 19, 2021

EXPIRATION DATE: June 1, 2033

ARTICLE 1
ESTABLISHMENT; IMPACT ON PRIOR PLANS; PURPOSE; GLOSSARY

1.1

ESTABLISHMENT; IMPACT ON PRIOR PLANS. Pinnacle West Capital Corporation, an Arizona corporation (the “Company”) hereby establishes the Pinnacle West Capital Corporation 2021 Long-Term Incentive Plan (the “Plan”). Provided that the Plan is approved by the Company’s shareholders as described in Section 2.1, below, as of June 1, 2021 (the “Effective Date”), the Plan will supersede and replace the Pinnacle West Capital Corporation 2012 Long-Term Incentive Plan (the “2012 Plan”) and all other Prior Plans. The 2012 Plan and the Prior Plans shall remain in effect until all awards granted under such plans have been exercised, forfeited or canceled or have otherwise expired or terminated in accordance with the terms of such awards. Except as otherwise provided in Section 2.1, no awards will be made pursuant to the 2012 Plan or the Prior Plans on or after the Effective Date.

1.2

PURPOSE. The purpose of the Plan is to permit the Committee to grant Awards, thereby giving the Participants a stake in the growth and prosperity of the Company and encouraging the continuance of their service with or to the Company or its Affiliates. To further this purpose, the Awards that may be granted pursuant to the Plan are Restricted Stock, Restricted Stock Units, Stock Grants, Stock Units, Dividend Equivalents, Performance Shares, Performance Share Units, Performance Cash, Options, and Stock Appreciation Rights.

1.3

GLOSSARY. Defined terms used in this Plan are set forth in the attached Glossary, which is incorporated into and made part of this Plan.

ARTICLE 2
EFFECTIVE DATE; EXPIRATION DATE

2.1

EFFECTIVE DATE. The Plan was approved by the Board on February 17, 2021, subject to approval by the Company’s shareholders at the Company’s 2021 Annual Meeting of Shareholders. If approved by the shareholders, the Plan will become effective as of the Effective Date. If shareholder approval is not obtained, the Plan shall be void and without effect and awards may continue to be issued pursuant to the terms of the 2012 Plan.

2.2

EXPIRATION DATE. Unless sooner terminated pursuant to Section 15.1, the Plan will expire on, and no Award may be granted under the Plan after, the tenth anniversary of the Effective Date (the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the Award Agreement.

2023 Proxy Statement | 143

Back to Contents

ARTICLE 3
ADMINISTRATION

3.1

COMMITTEE. The Plan shall be administered by the Human Resources Committee of the Board, which shall consist of at least two individuals, each of whom qualifies as a “non-employee director” as defined in Rule 16b-3.

3.2

ACTION BY THE COMMITTEE. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all of the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee.

3.3

AUTHORITY OF COMMITTEE. The Committee has the power and authority to take the following actions:

(a)

Designate Participants to receive Awards;

(b)

Determine the type or types of Awards and the time or times when Awards are to be granted to each Participant;

(c)

Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d)

Determine the terms and conditions of any Award, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of restrictions or limitations, and accelerations or waivers thereof, based in each case on such considerations as the Committee determines;

(e)

Determine whether, to what extent, and in what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or whether an Award may be canceled, forfeited, exchanged or surrendered;

(f)

Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g)

Decide all other matters that must be determined in connection with an Award;

(h)

Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)

Subject to the provisions of Section 3.3(d), Section 14.1 and Section 15.2, amend or modify any outstanding Award to the extent the terms of such Award are within the power and authority of the Committee as provided under the Plan;

(j)

Interpret the terms of, and determine any matter arising pursuant to, the Plan or any Award Agreement, including, without limitation, correcting any defects or supplying any omissions or reconciling any inconsistency in the Plan or in any Award Agreement;

(k)

Determine the effect of all matters and questions relating to whether a Participant has experienced a Termination of Employment (or a Termination of Service with respect to a member of the Board); and

(l)

Make all other decisions or determinations that may be required pursuant to the Plan or an Award Agreement as the Committee deems necessary or advisable to administer the Plan.

Any action authorized to be taken by the Committee pursuant to the Plan may be taken or not taken by the Committee in the exercise of its discretion as long as such action or decision not to act is not inconsistent with a provision of this Plan.

3.4

DECISIONS BINDING. The Committee’s interpretation of the Plan or any Award Agreement and all decisions and determinations by the Committee with respect to the Plan and any Award are final, binding, and conclusive on all parties. All authority of the Board and the Committee with respect to Awards issued pursuant to this Plan, including the authority to amend outstanding Awards, shall continue after the Expiration Date so long as any Award remains outstanding.

2023 Proxy Statement | 144

Back to Contents

3.5

DELEGATION OF AUTHORITY. As permitted by law and the rules of any established securities market on which the Stock is traded, the Committee may delegate any authority granted to it pursuant to this Plan; provided, however, that the Committee may not delegate to the Company’s executive officers the power and authority to make, cancel, or suspend Awards to executive officers or members of the Board Any delegation made pursuant to this Section 3.5 shall be subject to such restrictions or limitations as may be imposed by the Committee and may be revoked or modified by the Committee at any time.

ARTICLE 4
SHARES SUBJECT TO THE PLAN

4.1

NUMBER OF SHARES. Subject to the possible increases provided by Section 4.2 with respect to shares of Stock that become available under the 2012 Plan and the other Prior Plans and adjustments as provided in Section 4.4, the aggregate number of shares of Stock reserved and available for grant (or to be used to determine the value of an Award payable in cash) pursuant to the Plan is 4,332,538 shares of Stock.

4.2

SHARE COUNTING. For purposes of determining the number of shares of Stock available for Award under the Plan from time-to-time:

(a)

The number of shares of Stock available for grant under this Plan shall be reduced by one (1) share of Stock for each share subject to an Award granted under this Plan.

(b)

If any Award granted under this Plan, or any award outstanding under the 2012 Plan and any Prior Plan on or after the Effective Date, is forfeited, terminated, canceled or otherwise expires, the number of shares of Stock subject to such Award, 2012 Plan award or Prior Plan award, shall thereafter be available for grant or added to the shares of Stock available for grant under this Plan on a one-for-one basis.

(c)

If shares of Stock are not delivered in connection with any Award because the Award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan and will again be available for grant.

(d)

The exercise of a stock-settled SAR or broker-assisted “cashless” exercise of an Option (or a portion thereof) will reduce the number of shares of Stock available for issuance by the entire number of shares of Stock subject to that SAR or Option (or applicable portion thereof), even though a smaller number of shares of Stock will be issued upon such an exercise.

(e)

Dividend Equivalent Awards paid in Stock shall be counted against the shares available for issuance under the Plan by the number of shares of Stock used to satisfy such Dividend Equivalent Award.

(f)

Shares of Stock tendered to pay the exercise price of an Option or tendered, withheld or otherwise relinquished by the Participant to satisfy a tax withholding obligation arising in connection with any Award will not become available for grant under the Plan. Moreover, shares of Stock purchased on the open market with cash proceeds generated by the exercise of an Option will not increase or replenish the number of shares available for grant.

(g)

If the provisions of this Section 4.2 are inconsistent with the requirements of any regulations promulgated by the Internal Revenue Service pursuant to Section 422 of the Code, the provisions of such regulations shall control over the provisions of this Section 4.2, but only as this Section 4.2 applies to Incentive Stock Options.

(h)

The Committee may adopt such other reasonable rules and procedures as it deems to be appropriate for purposes of determining the number of shares of Stock that are available for grant pursuant to Section 4.1.

2023 Proxy Statement | 145

Back to Contents

4.3

STOCK DISTRIBUTED. Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized but unissued Stock or treasury Stock or Stock purchased on the open market.

4.4

ADJUSTMENTS. In the event of any issuance of rights or warrants to purchase securities, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to the shares of Stock, or any similar corporate transaction or event in respect of the Stock, then the Committee shall, in the manner and to the extent that it deems appropriate and equitable to the Participants and not inconsistent with the terms of this Plan, cause a proportionate adjustment to be made in (a) the maximum number of shares of Stock provided in Section 4.1, (b) the maximum number of shares of Stock set forth in Section 11.2(f) and any other similar numeric limit expressed in the Plan, (c) the number of shares of Stock, units, or other rights subject to the then outstanding Awards, (d) the price, if applicable, for each share of Stock, or unit, or other right subject to then outstanding Awards without change in the aggregate purchase price or value as to which such Awards remain exercisable or subject to restrictions, (e) the performance targets or goals appropriate to any outstanding Awards, or (f) any other terms of an Award that are affected by the event. Moreover, in the event of any such transaction or occurrence, the Committee may provide in substitution for any or all outstanding Awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. The foregoing provisions of this Section 4.4 also apply to any merger, consolidation, liquidation, spin-off or split-off of the Company or any Affiliate, but only to the extent that the application of the provisions of this Section 4.4 are consistent with the provisions of Article 14 if such transaction constitutes a Change of Control. Any adjustments made pursuant to this Section 4.4 shall be made in a manner consistent with the requirements of Section 409A of the Code and, in the case of Incentive Stock Options, any such adjustments shall be made in a manner consistent with the requirements of Section 424(a) of the Code.

4.5

NO OTHER RIGHTS. Except as expressly provided in Article 9 or Article 14, no Participant shall have any rights by reason of any merger, consolidation, liquidation, issuance of rights or warrants to purchase securities, recapitalization, reclassification, stock dividend, spin-off, split-off, stock split, reverse stock split or other distribution with respect to the shares of Stock, or any similar corporate transaction or event in respect of the Stock. Except as expressly provided in Article 14, no issuance by the Company of shares of Stock of any class, or securities convertible into shares of Stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the exercise price of any Award.

4.6

REPLACEMENT AWARDS. In the event of any corporate transaction in which the Company or an Affiliate acquires a corporate entity which, at the time of such transaction, maintains an equity compensation plan pursuant to which awards of stock options, stock appreciation rights, restricted stock, performance shares, performance share units, stock grants, stock units, dividend equivalents, restricted stock units or any other form of equity based compensation are then outstanding (the “Acquired Plan”), the Committee may make Awards to assume, substitute or convert such outstanding awards in such manner as may be determined to be appropriate and equitable by the Committee; provided, however, that the number of shares of Stock subject to any Award shall always be a whole number by rounding any fractional share to the nearest whole share. Options or SARs issued pursuant to this Section 4.6 shall not be subject to the requirement that the exercise price of such Award not be less than the Fair Market Value of Stock on the date the Award is granted. Shares used in connection with an Award granted in substitution for an award outstanding under an Acquired Plan under this Section 4.6 shall not be counted against the number of shares of Stock reserved under this Plan under Section 4.1. Any shares of Stock authorized and available for issuance under the Acquired Plan shall, subject to adjustment as described in Section 4.4, be available for use in making Awards under this Plan

2023 Proxy Statement | 146

Back to Contents

with respect to persons eligible under such Acquired Plan, by virtue of the Company’s assumption of such Acquired Plan, consistent with the rules of any national securities exchange on which the Stock is then listed, as such rules may be amended or replaced from time to time.

4.7

MAXIMUM AWARD PAYABLE TO NON-EMPLOYEE DIRECTORS. Notwithstanding any other provision in the Plan to the contrary, the aggregate grant date fair value (computed as of the Date of Grant in accordance with applicable financial accounting rules) of all Awards granted to any non-employee member of the Board during any single calendar year, plus the aggregate amount of all cash fees earned and paid or payable to such director for services rendered for the same year, shall not exceed $500,000.

ARTICLE 5
ELIGIBILITY AND PARTICIPATION

5.1

ELIGIBILITY. Persons eligible to participate in this Plan include non-employee members of the Board and employees and officers of the Company; members of the board of directors (or other governing board), officers and employees of any Affiliate; and, to the extent permitted by law and the rules of any established securities market on which the Stock is traded, members of the board of directors (or other governing board), officers and employees of any entity of which the Company or an Affiliate, directly or indirectly, owns 20% or more of the voting or economic interest. The Committee may determine, on a case-by-case basis, to make Awards under the Plan to Consultants on such terms as it may determine, consistent with the provisions of the Plan. Prospective Participants to whom Awards are granted in connection with written offers of an employment or service agreement with the Company or an Affiliate also may be granted Awards. The provisions of any Award granted to a prospective Participant must specifically provide that no portion of the Award will vest, become exercisable, or be issued prior to the date on which such individual becomes employed by or begins providing services to the Company or any Affiliate.

5.2

ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible Participants those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6
GENERAL RULES APPLICABLE TO ALL AWARDS

6.1

AWARD AGREEMENTS. All Awards shall be evidenced by an Award Agreement. The Award Agreement shall include such terms and provisions as the Committee determines to be appropriate. The terms of the Award Agreement may vary depending on the type of Award, the employee or classification of the employee to whom the Award is made and such other factors as the Committee determines to be appropriate.

6.2

STAND-ALONE AND TANDEM AWARDS. Awards granted pursuant to the Plan may be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan, the 2012 Plan, or any Prior Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

6.3

TERM OF AWARD. The term of each Award shall be for the period determined by the Committee, provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years from the Date of Grant.

6.4

TERMINATION OF SERVICE. Subject to the provisions of this Plan, the Committee shall determine and set forth in the applicable Award Agreement the extent to which a Participant shall have the right to retain and/or exercise an Award following Termination of Employment (or Termination of Service in the case of a member of the Board). Such provisions need not be

2023 Proxy Statement | 147

Back to Contents

uniform among all types of Awards and may reflect distinctions based on the reasons for such terminations, including, but not limited to, death, Disability, a Change of Control, a termination for cause, or reasons relating to the breach or threatened breach of restrictive covenants.

6.5

FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan, the Award Agreement, and any applicable law, payments or transfers to be made by the Company or an Affiliate on the grant, exercise, or settlement of an Award may be made in such forms as the Committee determines at or after the time of grant, including, without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by the Committee.

ARTICLE 7
RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

7.1

GRANT OF RESTRICTED STOCK.

(a)

Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to receive dividends or vote the Restricted Stock). These restrictions may lapse separately or in combination at such times, in such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in the Award Agreement, Participants holding shares of Restricted Stock may not exercise voting rights with respect to the shares of Restricted Stock during the restriction period.

(b)

Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon a Termination of Employment (or Termination of Service in the case of a member of the Board) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of a Termination of Employment (or Termination of Service in the case of a member of the Board) resulting from specified causes. The Committee also may waive in whole or in part any other restrictions or forfeiture conditions relating to a Restricted Stock Award.

(c)

Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, the certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may retain physical possession of the certificate until such time as all applicable restrictions lapse.

7.2

RESTRICTED STOCK UNIT AWARDS. Restricted Stock Unit Awards will grant the Participant the right to receive a specified number of shares of Stock, or a cash payment equal to the Fair Market Value (determined as of a specified date) of a specified number of shares of Stock, subject to any vesting or other restrictions deemed appropriate by the Committee. These restrictions may lapse separately or in combination at such times, in such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon a Termination of Employment (or Termination of Service in the case of a member of the Board) during the applicable restriction period, Restricted Stock Units that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Restricted Stock Unit Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of a Termination of Employment (or Termination of Service in the case of a member of the Board)

2023 Proxy Statement | 148

Back to Contents

resulting from specified causes. The Committee also may waive in whole or in part any other restrictions or forfeiture conditions relating to a Restricted Stock Unit Award. Payment for Restricted Stock Units shall be made in the manner and at the time designated by the Committee in the Award Agreement. In the Award Agreement, the Committee may provide that payment will be made in cash or Stock, or in a combination thereof.

ARTICLE 8
STOCK GRANT AND STOCK UNIT AWARDS

8.1

STOCK GRANT AWARDS. A Stock Grant Award grants the Participant the right to receive (or purchase at such price as determined by the Committee) a designated number of shares of Stock free of any vesting restrictions. The purchase price, if any, for a Stock Grant Award shall be payable in cash or other form of consideration acceptable to the Committee. A Stock Grant Award may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Participant.

8.2

STOCK UNIT AWARDS. A Stock Unit Award grants the Participant the right to receive a designated number of shares of Stock, or a cash payment equal to the Fair Market Value (determined as of a specified date) of a designated number of shares of Stock, in the future free of any vesting restrictions. A Stock Unit Award may be granted as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Participant.

ARTICLE 9
DIVIDEND EQUIVALENT AWARDS

9.1

DIVIDEND EQUIVALENT AWARDS. A Dividend Equivalent Award will grant the Participant the right to receive a payment based on the dividends declared on the shares of Stock that are subject to any Restricted Stock Unit, Stock Unit, Performance Share Unit, or Performance Share Award, to be credited as of dividend payment dates during the period between the Date of Grant and the date the Award is exercised, vests or expires, as determined by the Committee. In no event may a Dividend Equivalent Award made with respect to a Restricted Stock Unit Award that vests based on the achievement of Performance Goals, or with respect to a Performance Share Unit or Performance Share Award, be paid unless and until such Award vests or is earned by satisfaction of the applicable Performance Goals. A Dividend Equivalent Award shall initially be expressed in terms of cash or shares of Stock, depending on the way in which the dividends to which it relates are declared. Such Award shall be converted to cash or additional shares of Stock, as the case may be, by such formula and at such time and subject to such limitations as may be determined by the Committee. A Dividend Equivalent Award may not be made in connection with any Option, SAR, or Performance Cash Award. A Dividend Equivalent may be paid with interest if so provided in an Award Agreement.

ARTICLE 10
PERFORMANCE SHARES; PERFORMANCE SHARE UNITS; AND PERFORMANCE CASH AWARDS

10.1

PERFORMANCE SHARE AWARDS. A Performance Share Award grants the Participant the right to receive a specified number of shares of Stock depending on the satisfaction of any one or more Performance Goals during one or more Performance Periods, as determined by the Committee. Subject to Article 14, payment for vested Performance Shares shall be made in Stock.

10.2

PERFORMANCE SHARE UNIT AWARDS. A Performance Share Unit Award grants the Participant the right to receive a specified number of shares of Stock or a cash payment equal to the Fair Market Value (determined as of a specified date) of a specified number of shares of Stock depending on the satisfaction of any one or more Performance Goals during one or more

2023 Proxy Statement | 149

Back to Contents

Performance Periods, as determined by the Committee. Payment for Performance Share Unit Awards shall be made in Stock or cash, or in a combination thereof, as specified in the Award Agreement.

10.3

PERFORMANCE CASH AWARDS. A Performance Cash Award grants the Participant the right to receive an amount of cash depending on the satisfaction of any one or more Performance Goals during one or more Performance Periods, as determined by the Committee.

10.4

PERFORMANCE GOALS; PERFORMANCE PERIODS. The Performance Goals and Performance Periods applicable to any Performance Share, Performance Share Unit, or Performance Cash Award shall be based on the Performance Goals and Performance Periods selected by the Committee and designated in the Award Agreement.

ARTICLE 11
STOCK OPTIONS

11.1

GENERAL. Option Awards are subject to the following terms and conditions:

(a)

Exercise Price. The exercise price per share of Stock pursuant to an Option shall be equal to the Fair Market Value of one share of Stock as of the Date of Grant unless the Committee sets a higher exercise price in the Award Agreement.

(b)

Time and Conditions of Exercise. Unless the Committee specifies otherwise in the Award Agreement, the Option shall become exercisable in equal annual installments on the anniversaries of the Date of Grant and shall expire on the earlier of the Participant’s Termination of Employment (or Termination of Service in the case of a member of the Board) or the tenth anniversary of the Date of Grant. The Committee also may prescribe performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c)

Payment. The exercise price for any Option shall be paid in cash or shares of Stock held for longer than six months (through actual tender or by attestation). In the Award Agreement, the Committee also may prescribe other methods by which the exercise price of an Option may be paid and the form of payment (except payment may not be made in the form of a promissory note) including, without limitation, any net-issuance arrangement or other property acceptable to the Committee (including broker-assisted “cashless exercise” arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants.

(d)

Repricing of Options. Notwithstanding any other provision in the Plan to the contrary, without approval of the Company’s shareholders, the Committee may not amend, or modify downward, or lower, or reprice the exercise price of any previously granted Option after the Date of Grant or take any action that would be treated as a repricing under applicable listing rules of any national securities exchange on which the Stock is then listed, quoted, or traded. In addition, an Option may not be surrendered in consideration of or exchanged for cash, other Awards, or a new Option having an exercise price below the exercise price of the Option being surrendered or exchanged, except in connection with a Change of Control or as otherwise provided in Section 4.4 with respect to an adjustment in capitalization.

11.2

INCENTIVE STOCK OPTIONS. Incentive Stock Options, which are Options intended to meet the requirements of Section 422 of the Code, shall be granted only to Participants who are employees. The terms of any Incentive Stock Options granted pursuant to the Plan must comply with the requirements of Section 11.1 and the following additional provisions:

(a)

Exercise. In no event may any Incentive Stock Option be exercisable for more than ten years from the Date of Grant.

(b)

Lapse of Option. An Incentive Stock Option shall lapse in the following circumstances:

2023 Proxy Statement | 150

Back to Contents

(1)

The Incentive Stock Option shall lapse ten years from the Date of Grant, unless an earlier time is specified in the Award Agreement;

(2)

The Incentive Stock Option shall lapse upon a Termination of Employment for any reason other than the Participant’s death or Disability, unless otherwise provided in the Award Agreement; and

(3)

If the Participant incurs a Termination of Employment on account of death or Disability before the Option lapses pursuant to paragraph (1) or (2) above, the Incentive Stock Option shall lapse on the earlier of (i) the scheduled expiration date of the Option, or (ii) 12 months after the date of the Participant’s Termination of Employment on account of death or Disability. Upon the Participant’s death or Disability, any Incentive Stock Options exercisable at the Participant’s death or Disability may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament in the case of death, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(c)

Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any one calendar year may not exceed $100,000 or such other limitation as may then be imposed by Section 422(d) of the Code or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(d)

Ten Percent Owners. An Incentive Stock Option may be granted to any employee who, at the Date of Grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the Date of Grant and the Option is exercisable for no more than five years from the Date of Grant.

(e)

Right to Exercise. Except as provided in Section 11.2(b)(3), during a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(f)

Limitations on Number of Shares Subject to Awards. The maximum number of shares that may be issued under the Plan as Incentive Stock Options is 1,000,000.

(g)

Notice of Disqualifying Disposition. If any Participant shall make any disposition of Stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) or any successor provision of the Code, such Participant shall notify the Company of such disposition within ten days of such disposition.

ARTICLE 12
STOCK APPRECIATION RIGHTS

12.1

GENERAL. SAR Awards are subject to the following terms and conditions:

(a)

Time and Conditions of Exercise. Unless the Committee specifies otherwise in the Award Agreement, the SAR shall become exercisable in equal annual installments on the anniversaries of the Date of Grant and shall expire on the earlier of the Participant’s Termination of Employment (or Termination of Service in the case of a member of the Board) or the tenth anniversary of the Date of Grant. The Committee also may prescribe performance or other conditions, if any, that must be satisfied before all or part of a SAR may be exercised.

2023 Proxy Statement | 151

Back to Contents

(b)

Payment of SAR Amount. Upon exercise of the SAR, the Participant shall be entitled to receive payment of an amount determined by multiplying (a) the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise over the Fair Market Value (or such higher amount determined by the Committee at the Date of Grant) of a share of Stock on the Date of Grant by (b) the number of shares with respect to which the SAR is exercised. Unless the Committee provides otherwise in the Award Agreement, payment for the SAR shall be made in shares of Stock having a Fair Market Value as of the date of exercise equal to the amount of the payment due. The Committee may provide in the Award Agreement that payment for the SARs will be made in cash within 30 days following the date of exercise.

(c)

Repricing of SARs. Notwithstanding any other provision in the Plan to the contrary, without approval of the Company’s shareholders, the Committee may not amend or modify downward, or lower or reprice the exercise price of any previously granted SAR after the Date of Grant or take any action that would be treated as a repricing under applicable listing rules of any national securities exchange on which the Stock is then listed, quoted, or traded. In addition, a SAR may not be surrendered in consideration of or exchanged for cash, other Awards, or a new SAR having an exercise price below the exercise price of the SAR being surrendered or exchanged, except in connection with a Change of Control or as otherwise provided in Section 4.4 with respect to an adjustment in capitalization.

ARTICLE 13
OTHER PROVISIONS APPLICABLE TO ALL AWARDS

13.1

LIMITATION ON AWARDS WITH RAPID OR NO VESTING. No more than five percent in the aggregate of the shares of Stock available for grant or reference purposes pursuant to Section 4.1 may be subject to the following types of Awards:

(a)

Stock Grants or Stock Units other than those awarded to members of the Board or members of the board of directors of APS pursuant to regular retainer arrangements;

(b)

Options that become fully vested prior to the third anniversary of the Date of Grant;

(c)

SARs that becomes fully vested prior to the third anniversary of the Date of Grant;

(d)

Restricted Stock or Restricted Stock Units with respect to which the restrictions lapse solely based on the passage of time and which vest in less than one year;

(e)

Restricted Stock or Restricted Stock Units with respect to which the restrictions lapse based on the satisfaction of Performance Goals and that fully vest before the expiration of the one-year period following the Date of Grant; and

(f)

Performance Shares or Performance Share Units that fully vest before the expiration of the one-year period following the Date of Grant.

An Award will not be included in the aggregate Awards subject to the requirements of this Section 13.1 solely because the Award Agreement provides for the immediate vesting of the Award upon a Participant’s death or Disability or upon the occurrence of a Change of Control. In addition, replacement Awards granted pursuant to Section 4.6 shall be disregarded in calculating compliance with the limitations of this Section 13.1. In addition, an Award will not be included in the aggregate Awards subject to the requirements of this Section 13.1 solely because the Award Agreement provides that an incremental portion of the Award may become vested proportionally during the vesting periods described above. For example, an Option or SAR that becomes vested in equal monthly, quarterly or annual increments over a period of three years will not be subject to the limitations of this Section 13.1.

13.2

LIMITS ON TRANSFER.

(a)

General. Except as provided in Section 13.2(b) or Section 13.3, no right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to, or in favor of,

2023 Proxy Statement | 152

Back to Contents

any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. Except as provided in Section 13.2(b) or Section 13.3, and except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution or pursuant to a domestic relations order (that would otherwise qualify as a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, but for the fact that the order pertains to an Award) in favor of a spouse or, if applicable, until the expiration of any period during which any restrictions are applicable or any Performance Period as determined by the Committee. Notwithstanding any provision of the Plan to the contrary, the Incentive Stock Options granted under the Plan shall not be transferable in any way that would violate Treasury Regulation Section 1.422-(a)(2).

(b)

Transfers to Family Members. The Committee shall have the authority to adopt a policy that is applicable to existing Awards, new Awards, or both, which permits a Participant to transfer Awards during his or her lifetime to any Family Member. In the event an Award is transferred as permitted by such policy, such transferred Award may not be subsequently transferred by the transferee (other than another transfer meeting the conditions set forth in the policy) except by will or the laws of descent and distribution. A transferred Award shall continue to be governed by and subject to the terms and limitations of the Plan and relevant Award Agreement, and the transferee shall be entitled to the same rights as the Participant, as if the transfer had not taken place.

13.3

BENEFICIARIES. Notwithstanding Section 13.2, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death, and, in accordance with Section 11.2(b)(3), upon the Participant’s Disability. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is provided to the Company.

13.4

STOCK CERTIFICATES. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange or quotation system on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations, as the Board deems advisable in order to comply with any such laws, regulations, or requirements.

2023 Proxy Statement | 153

Back to Contents

13.5

DEFERRAL PURSUANT TO DEFERRED COMPENSATION PLAN. The Award Agreement for any Award other than an Option or Restricted Stock Award may allow the Participant to defer receipt of any compensation attributable to the Award pursuant to the terms and provisions of the Deferred Compensation Plan of 2005 for Employees of Pinnacle West Capital Corporation and Affiliates or any successor or other non-qualified deferred compensation plan. Any such Award Agreement shall comply with the requirements of Section 409A of the Code.

13.6

CLAWBACK. Notwithstanding any provision of the Plan to the contrary, any portion of the payments and benefits provided in connection with any Award granted pursuant to the Plan shall be subject to recapture or clawback to the fullest extent called for by the Company’s Clawback Policy, as may be in effect from time to time, and to the extent necessary to comply with applicable law, including, but not limited to, the final rules issued by the Securities and Exchange Commission and any national securities exchange on which the Stock is then listed pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as codified in Section 10D of the Exchange Act, or Section 304 of the Sarbanes-Oxley Act of 2002. The Committee also may include other clawback provisions in the Award Agreement as it determines to be appropriate. By accepting an Award, each Participant agrees to be bound by, and comply with, the terms of any such recapture or clawback provisions and with any Company request or demand for recapture or clawback.

ARTICLE 14
CHANGE OF CONTROL

14.1

GENERAL RULE. Unless the Committee, with the approval of the Board, provides otherwise in an Award Agreement, if a Change of Control occurs, immediately prior to the Change of Control:

(a)

Any and all Options and SARs granted hereunder shall become exercisable immediately before the closing of the transaction that will result in the Change of Control and all necessary steps shall be taken to allow the Participants to immediately exercise such Options or SARs so that any Stock issued upon such exercise shall be able to participate in the transaction that results in the Change of Control. If, pursuant to the terms of the Award Agreement, a SAR is to be paid in cash, the SAR will be deemed to be exercised on the closing of the transaction that results in the Change of Control. The cash payment then will be made within ten days following the closing of the transaction that results in the Change of Control.

(b)

Any time-based or other restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse. All Restricted Stock Units and Stock Units shall become immediately payable and shall be paid in Stock or cash, in accordance with the terms of the applicable Award Agreement. All necessary steps shall be taken to allow any Stock issued in payment for the Restricted Stock Units or Stock Units (and any shares of Restricted Stock that become unrestricted) to participate in the transaction that results in the Change of Control. If pursuant to the terms of the Award Agreement, a Restricted Stock Unit is to be paid in cash, the Restricted Stock Unit will be settled as of the closing of the transaction that results in the Change of Control and the cash payment then will be made within ten days following the closing of the transaction that results in the Change of Control.

(c)

Any Awards of Performance Shares or Performance Share Units that are payable in Stock shall be converted to Stock Grants, which shall be immediately vested. All Stock payable in connection with the Stock Grant shall be issued immediately before the closing of the transaction that will result in the Change of Control and all necessary steps shall be taken to allow any Stock so issued to participate in the transaction that result in the Change of Control. In converting Performance Shares or Performance Share Units to a Stock Grant, the Participants shall receive the number of shares of Stock that would have been earned at the target level of performance; provided, however, that if, in the judgment of the

2023 Proxy Statement | 154

Back to Contents

Committee, the level of performance as of the last day of the month that is at least 30 days prior to the closing of the transaction that results in the Change of Control is reasonably ascertainable and such performance exceeds the target level of performance, the Participants shall receive the number of shares of Stock that would have been earned at such attained level of performance rather than the target level of performance.

Whether the attained level of performance exceeds the target level will be determined on a goal-by-goal basis. For example, if four equally weighted goals are established in connection with a particular Award, and the attained level of performance exceeds the target level for one of such goals, 25% of the Award will be earned at the attained level and the remaining 75% will be earned at the target level.

(d)

Any Awards of Performance Share Units that are payable in cash shall become immediately vested. The Participants then shall receive a cash payment equal to the Fair Market Value of the specified number of shares of Stock payable pursuant to the Award at the target level of performance; provided, however, that if, in the judgment of the Committee, the level of performance as of the last day of the month that is at least 30 days prior to the closing of the transaction that results in the Change of Control is reasonably ascertainable and such performance exceeds the target level of performance, such attained level of performance shall be used. Whether the attained level of performance exceeds the target level will be determined on a goal-by-goal basis as further described in Section 14.1(c). The cash payment then will be made within ten days following the closing of the transaction that results in the Change of Control.

(e)

Performance Cash Awards shall be deemed to be satisfied and earned at the target level of performance; provided, however, that if, in the judgment of the Committee, the level of performance as of the last day of the month that is at least 30 days prior to the closing of the transaction that results in the Change of Control is reasonably ascertainable and such level and such performance exceeds the target level of performance, such attained level of performance shall be used. Whether the attained level of performance exceeds the target level will be determined on a goal-by-goal basis as further described in Section 14.1(c). Performance Cash Awards then shall be paid within ten days following the closing of the transaction that results in the Change of Control.

(f)

Any Dividend Equivalent Awards shall be paid in cash or Stock as determined in accordance with the applicable Award Agreement. All Stock payable in connection with the Dividend Equivalent shall be issued immediately before the closing of the transaction that will result in the Change of Control and all necessary steps shall be taken to allow any Stock so issued to participate in the transaction that result in the Change of Control. Any cash payment shall be made within ten days following the closing of the transaction that results in the Change of Control.

(g)

With respect to an Award that the Company concludes is subject to Section 409A of the Code, a Change of Control may not result in the acceleration of the timing of any payment unless the transaction that results in the Change of Control also constitutes a “change of control event” as such term is used in Treasury Regulation Section 1.409A-3(i)(5). Such transaction shall be considered to be a Change of Control for all other purposes of such an Award, however, unless prohibited by regulations issued pursuant to Section 409A. For example, such transaction will result in the lapse of any time-based or other restrictions on a Restricted Stock or Restricted Stock Unit Award. If due to the above provisions the payment of an Award may not be accelerated, the Board, prior to the Change of Control, shall take such action as it in good faith determines to be necessary to assure that there will be no material impairment to either the value of the Award to the Participant or the Participant’s opportunity for future appreciation in respect of such Award.

14.2

BOARD OVERRIDE. Notwithstanding the foregoing provisions of Section 14.1, the Board, prior to a Change of Control, may determine that no Change of Control shall be deemed to have

2023 Proxy Statement | 155

Back to Contents

occurred or that some or all of the enhancements to the rights of Participants under all or a portion of the outstanding Awards upon a Change of Control, as provided under Section 14.1 or the Award Agreement, shall not apply to specified Awards. The Board may exercise such override authority only if, before or immediately upon the occurrence of the specified event that would otherwise constitute a Change of Control, the Board, as constituted prior to the Change of Control, reasonably concludes, in good faith, that: (a) Participants holding Awards affected by action of the Board under this Section 14.2 shall be protected by legally binding obligations of the Company or the surviving entity or the parent thereof because such Awards (i) shall remain outstanding following consummation of all transactions involved in or contemplated by such Change of Control or (ii) shall be assumed and adjusted by the surviving entity resulting from such transactions or the parent thereof, or (iii) shall be exchanged for new awards issued by the surviving entity resulting from such transaction or the parent thereof; and (b) changes in the terms of the Award resulting from such transactions will not materially impair the value of the Awards to the Participants or their opportunity for future appreciation in respect of such Awards. The Board may exercise such override authority with respect to an Award which the Company concludes is subject to (and not excepted from) the requirements of Section 409A of the Code only in a manner and to the extent permissible under Section 409A.

14.3

PARTICIPANT CONSENT NOT REQUIRED. Nothing in this Article 14 or any other provision of this Plan is intended to provide any Participant with any right to consent to or object to any transaction that might result in a Change of Control and each provision of this Plan shall be interpreted in a manner consistent with this intent. Similarly, nothing in this Article 14 or any other provision of this Plan is intended to provide any Participant with any right to consent to or object to any action taken by the Board pursuant to Section 14.2.

ARTICLE 15
AMENDMENT, MODIFICATION, AND TERMINATION

15.1

AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that any such action of the Committee shall be subject to the approval of the shareholders to the extent necessary to comply with any applicable law, regulation, or rule of the stock exchange on which the shares of Stock are listed, quoted or traded. Without limiting the forgoing, and except as provided in Section 4.4, neither the Board nor the Committee may, without the approval of shareholders (a) increase the number of shares available for grant under the Plan, (b) permit the Committee to grant Options or SARs with an exercise price that is below Fair Market Value on the Date of Grant, (c) permit the Committee to extend the exercise period for an Option or SAR beyond ten years from the Date of Grant, (d) reprice or reduce the exercise price or base value of any previously granted Options or SARs (or take any action that would be treated as a repricing under applicable listing rules of the stock exchange on which the Stock is then listed, quoted or traded), and (e) amend any provision of the Plan (including but not limited to Section 11.1(d) and Section 12.1(c)) to permit the repricing of any previously granted Options or SARs.

15.2

AWARDS PREVIOUSLY GRANTED. Except as provided in the next sentence, no termination, amendment, or modification of the Plan or any Award Agreement shall adversely affect in any material way the rights of the holder under any Award previously granted pursuant to the Plan without the prior written consent of the holder of the Award. The consent of the holder of an Award is not needed if the change (a) is required by law or regulation, (b) does not adversely affect in any material way the rights of the holder, or (c) is required to comply with the provisions of Section 409A of the Code and applicable regulations or other interpretive authority. Additional rules relating to amendments to the Plan or any Award Agreement to assure compliance with Section 409A of the Code are set forth in Section 16.16.

2023 Proxy Statement | 156

Back to Contents

ARTICLE 16
GENERAL PROVISIONS

16.1

NO RIGHTS TO AWARDS. No Participant, employee, or other person shall have any right to be selected to receive an Award, or having been so selected, to be selected to receive a future Award, except as otherwise provided by an agreement, the relevant provisions of which have been approved by the Committee. Neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

16.2

NO SHAREHOLDERS RIGHTS. No Award gives the Participant any of the rights of a shareholder of the Company unless and until unrestricted shares of Stock are issued to the Participant or the restrictions on any shares previously issued lapse, except as specifically otherwise provided in the Plan or the Award Agreement.

16.3

WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. With the Committee’s consent as expressed in an Award Agreement or in any policy adopted by the Committee, the Company may permit the Participant to satisfy a tax withholding requirement by (a) directing the Company to withhold shares of Stock to which the Participant is entitled pursuant to the Award in an amount necessary to satisfy the Company’s applicable federal, state, local or foreign income and employment tax withholding obligations with respect to such Participant, (b) tendering previously-owned shares of Stock held by the Participant for six months or longer to satisfy the Company’s applicable federal, state, local, or foreign income and employment tax withholding obligations with respect to the Participant, (c) a broker-assisted “cashless” transaction, or (d) personal check or other cash equivalent acceptable to the Company. To the extent alternative methods of withholding are available under applicable tax laws, the Company shall have the power to choose among such methods. Notwithstanding the foregoing or the provision of any Award Agreement, a Participant may not pay the amount of taxes required by law to be withheld using Stock if, in the opinion of counsel to the Company, there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act, or there is a substantial likelihood that the use of such form of payment would result in adverse accounting treatment to the Company.

16.4

NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Affiliate.

16.5

UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. Although bookkeeping accounts may be established with respect to Participants under this Plan, any such accounts shall be used merely as a bookkeeping convenience. Neither the Participant nor any other persons shall have any interest in any fund or in any specific asset or assets of the Company or any other entity by reason of any Award, except to the extent provided hereunder.

16.6

RELATIONSHIP TO OTHER BENEFITS. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate, except as otherwise provided in such plan.

2023 Proxy Statement | 157

Back to Contents

16.7

EXPENSES. The expenses of administering the Plan shall be borne by the Company.

16.8

TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

16.9

FRACTIONAL SHARES. No fractional shares of Stock shall be issued pursuant to the Plan. Unless the Committee specifies otherwise in the Award Agreement or pursuant to any policy adopted by the Committee, cash will be given in lieu of fractional Shares.

16.10

SECURITIES LAW COMPLIANCE. With respect to any person who is, on the relevant date, obligated to file reports pursuant to Section 16 of the Exchange Act, transactions pursuant to this Plan are intended to comply with all applicable conditions of Rule 16b-3. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on the exercise of any Award as may be required to satisfy the requirements of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

16.11

GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption. The Committee shall impose such restrictions on any Award as it may deem advisable, including, without limitation, restrictions under applicable federal securities law, under the requirements of any national securities exchange on which the Stock is then listed, and under any blue sky or state securities laws applicable to such Award.

16.12

GOVERNING LAW. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the jurisdiction of incorporation of the Company.

16.13

SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed as deemed stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

16.14

SUCCESSORS. All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect merger, consolidation, purchase of all or substantially all of the business and/or assets of the Company or otherwise.

16.15

SURVIVAL OF PROVISIONS. The rights, remedies, agreements, obligations and covenants contained in or made pursuant to this Plan, any Award Agreements, and any notices or agreements made in connection with this Plan shall survive the execution and delivery of such notices and agreements and the delivery and receipt of such shares of Stock.

16.16

COMPLIANCE WITH SECTION 409A.

(a)

General Compliance. Some of the types of Awards that may be granted pursuant to the Plan (including, but not necessarily limited to, Restricted Stock Unit Awards, Performance Share Awards, Performance Share Unit Awards, Performance Cash Awards and Stock Unit Awards) may be considered to be “non-qualified deferred compensation” subject to the

2023 Proxy Statement | 158

Back to Contents

requirements of Section 409A of the Code. If an Award is subject to the requirements of Section 409A of the Code, the Company intends (but cannot and does not guarantee) that the Award Agreement and this Plan comply fully with and meet all of the requirements of Section 409A of the Code or an exception thereto and the Award Agreement shall include such provisions, in addition to the provisions of this Plan, as may be necessary to assure compliance with Section 409A of the Code or an exception thereto. An Award subject to Section 409A of the Code also shall be administered in good faith compliance with the provisions of Section 409A of the Code as well as applicable guidance issued by the Internal Revenue Service and the Department of Treasury. To the extent necessary to comply with Section 409A of the Code, any Award that is subject to Section 409A of the Code may be modified, replaced or terminated by the Committee. Notwithstanding any provision of this Plan or any Award Agreement to the contrary, in the event that the Committee determines that any Award is or may become subject to Section 409A of the Code, the Company may adopt such amendments to the Plan and the related Award Agreements, without the consent of the Participant, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effective dates), or take any other action that the Committee determines to be necessary or appropriate to either comply with Section 409A of the Code or to exclude or exempt the Plan or any Award from the requirements of Section 409A of the Code.

(b)

Delay for Specified Employees. If, at the time of a Participant’s Separation from Service, the Company has any Stock which is publicly traded on an established securities market or otherwise, and if the Participant is considered to be a Specified Employee, to the extent any payment for any Award is subject to the requirements of Section 409A of the Code and is payable upon the Participant’s Separation from Service, such payment shall not commence prior to the first business day following the date which is six months after the Participant’s Separation from Service (or if earlier than the end of the six-month period, the date of the Participant’s death). Any amounts that would have been distributed during such six-month period will be distributed on the day following the expiration of the six-month period.

(c)

Prohibition on Acceleration or Deferral. Under no circumstances may the time or schedule of any payment for any Award that is subject to the requirements of Section 409A of the Code be accelerated or subject to further deferral except as otherwise permitted or required pursuant to regulations and other guidance issued pursuant to Section 409A of the Code. If the Company fails to make any payment pursuant to the payment provisions applicable to an Award that is subject to Section 409A of the Code, either intentionally or unintentionally, within the time period specified in such provisions, but the payment is made within the same calendar year, such payment will be treated as made within the specified time period. In addition, in the event of a dispute with respect to any payment, such payment may be delayed in accordance with the regulations and other guidance issued pursuant to Section 409A of the Code.

2023 Proxy Statement | 159

Back to Contents

GLOSSARY

(a)

“2012 Plan” means the Pinnacle West Capital Corporation 2012 Long-Term Incentive Plan.

(b)

“Acquired Plan” means an equity compensation plan described by Section 4.6.

(c)

“Affiliate” means any subsidiary or parent of the Company that is: (i) a member of a “controlled group of corporations” (within the meaning of Section 414(b) of the Code as modified by Section 415(h) of the Code) that includes the Company as a member of the group; or (ii) a member of a group of trades or businesses under common control (within the meaning of Section 414(c) of the Code as modified by Section 415(h) of the Code) that includes the Company as a member of the group. In applying Section 1563(a)(1), (2) and (3) of the Code for purposes of determining the members of a controlled group of corporations under Section 414(b) of the Code, the language “at least 50%” shall be used instead of “at least 80%” each place it appears in Section 1563(a)(1), (2) and (3) and in applying Treasury Regulation Section 1.414(c)-2 for purposes of determining the members of a group of trades or businesses (whether or not incorporated) that are under common control for purposes of Section 414(c) of the Code, the language “at least 50%” shall be used instead of “at least 80%” each place it appears in Treasury Regulation Section 1.414(c)-2. For purposes of determining whether an event constitutes a Change of Control as defined below, “Affiliate” status shall be determined on the day immediately preceding the date of the transaction or event.

(d)

“APS” shall mean Arizona Public Service Company, an Affiliate of the Company and (except for purposes of determining whether a Change of Control has occurred) any successor corporation.

(e)

“Award” means any Restricted Stock, Restricted Stock Unit, Stock Grant, Stock Unit, Dividend Equivalent, Performance Share, Performance Share Unit, Performance Cash, Option, or Stock Appreciation Right granted to a Participant under the Plan.

(f)

“Award Agreement” means any written agreement, contract, or other instrument or document, including an electronic agreement or document, evidencing an Award.

(g)

“Beneficial Owner” shall have the same meaning as given to that term in Rule 13d-3 of the Exchange Act, provided that any pledgee of the voting securities of the Company or APS shall not be deemed to be the Beneficial Owner thereof prior to its disposition of, or acquisition of voting rights with respect to, such securities.

(h)

“Board” means the Board of Directors of the Company.

(i)

“Change of Control” means and shall be deemed to have occurred as of the date of the occurrence of any of the following events:

(1)

Any person, other than an Affiliate, through a transaction or series of transactions, is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company or APS representing 20% or more of the combined voting power of the then outstanding securities of the Company or APS, as the case may be; provided, however, that, for purposes of this clause (1), any acquisition directly from the Company of (A) securities of the Company or (B) securities of APS representing 40% or less of the voting power of the then outstanding securities of APS, shall not constitute a Change of Control;

(2)

The closing of a merger or consolidation of (A) the Company with any other corporation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or an Affiliate, less than 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) APS

2023 Proxy Statement | 160

Back to Contents

with any other corporation which would result in the voting securities of APS outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or an Affiliate, less than 60% of the combined voting power of the securities of APS or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; provided that, for purposes of this subparagraph (2), a merger or consolidation effected to implement a recapitalization of the Company or of APS (or similar transaction) in which no person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company or of APS representing 20% or more of the combined voting power of the then outstanding securities of the Company or of APS (excluding any securities acquired by that person directly from the Company or an Affiliate) shall not result in a Change of Control;

(3)

The sale, transfer or other disposition of all or substantially all of the assets of either the Company or APS to a person other than the Company or an Affiliate; or

(4)

Individuals who, as of the Effective Date, constitute the board of directors of the Company (the “Company Incumbent Board”) or of APS (the “APS Incumbent Board”) cease for any reason to constitute at least two-thirds of the members of the Company or APS board of directors, as the case may be; provided, however, that for purposes of this subparagraph (4), (A)(1) any person becoming a member of the Company board of directors after the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of the members then comprising the Company Incumbent Board will be considered as though such person were a member of the Company Incumbent Board and (2) the Company Incumbent Board shall not include a director whose initial assumption of office as a director was in connection with an actual or threatened election contest relating to the election of directors, and (B)(1) any person becoming a member of the APS board of directors after the Effective Date whose election, or nomination for election by APS’ shareholder(s), was approved by a vote of at least two-thirds of the members then comprising the APS Incumbent Board or by the Company, as a majority shareholder of APS, considered as though such person were a member of the APS Incumbent Board and (2) the APS Incumbent Board shall not include a director whose initial assumption of office as a director was in connection with an actual or threatened election contest relating to the election of directors.

Notwithstanding the foregoing, a Change of Control will not be deemed to have occurred until (i) any required regulatory approval has been obtained, and (ii) the transaction that would otherwise be considered a Change of Control closes.

(j)

“Code” means the Internal Revenue Code of 1986, as amended.

(k)

“Committee” means the committee of the Board designated to administer the Plan pursuant to Section 3.1.

(l)

“Company” means Pinnacle West Capital Corporation, an Arizona corporation and (except for purposes of determining whether a Change of Control has occurred) any successor corporation.

(m)

“Consultant” means any consultant, adviser, or independent contractor who provides services to the Company or an Affiliate as an independent contractor and not as an employee; provided that the Consultant may become a Participant in this Plan only if he or she (i) is a natural person; (ii) provides bona fide services to the Company or an Affiliate; and (iii) provides services that are not in connection with the offer or sale of the Company’s securities in a capital-raising transaction and do not promote or maintain a market for the Company’s securities.

2023 Proxy Statement | 161

Back to Contents

(n)

“Date of Grant” means, as determined by the Committee, the latest to occur of (i) the date as of which the Committee approves an Award, (ii) the date on which an Award to a prospective employee, officer, or non-employee member of the Board first becomes effective, or (iii) such other date as may be specified by the Committee in the Award Agreement.

(o)

“Disability” means “disability” as that term is defined in Section 22(e)(3) of the Code unless a different definition is provided in the Award Agreement.

(p)

“Dividend Equivalent” means a right granted to a Participant pursuant to Article 9.

(q)

“Effective Date” means the date set out in Section 2.1.

(r)

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)

“Expiration Date” means the date set out in Section 2.2.

(t)

“Fair Market Value” means the closing price for the Stock as reported on the national securities exchange on which the Stock is then listed for that date or, if no such prices are reported for that date, the closing price on the next preceding date for which such prices were reported.

(u)

“Family Member” means a Participant’s spouse and any parent, stepparent, grandparent, child, stepchild, or grandchild, including adoptive relationships, or a trust, or any other entity in which these persons (or the Participant) have more than 50% of the beneficial interest.

(v)

“Incentive Stock Option” means an Option granted pursuant to and in compliance with Section 11.2.

(w)

“Non-Qualified Stock Option” means an Option granted pursuant to Section 11.1 that is not intended to be an Incentive Stock Option.

(x)

“Option” means a right granted to a Participant pursuant to Article 11. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

(y)

“Participant” means a person who has been granted an Award.

(z)

“Performance Cash” means a right granted to a Participant pursuant to Section 10.3.

(aa)

“Performance Goals” means the one or more goals established by the Committee for a Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

(bb)

“Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured, provided that no Performance Period may be shorter than 12 months in duration.

(cc)

“Performance Share” means a right granted to a Participant pursuant to Section 10.1.

(dd)

“Performance Share Unit” means a right granted to a Participant pursuant to Section 10.2.

(ee)

“Plan” means this Pinnacle West Capital Corporation 2021 Long-Term Incentive Plan, as it may be amended from time to time.

(ff)

“Prior Plans” means the Pinnacle West Capital Corporation 2002 Long-Term Incentive Plan, the Pinnacle West Capital Corporation 2007 Long-Term Incentive Plan, and any other similar plan adopted by the Company at any time in the past, which has not yet lapsed or expired.

(gg)

“Restricted Stock” means Stock granted to a Participant pursuant to Section 7.1.

(hh)

“Restricted Stock Unit” means a right granted to a Participant pursuant to Section 7.2.

(ii)

“Rule 16b-3” means Rule 16b-3 as promulgated and interpreted by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation thereto as in effect from time to time.

2023 Proxy Statement | 162

Back to Contents

(jj)

“Separation from Service” is a term that applies only in the context of an Award that the Company concludes is subject to Section 409A of the Code. In that limited context, the term “Separation from Service” means either: (i) the termination of a Participant’s employment with the Company and all Affiliates due to death, retirement or other reasons; or (ii) a permanent reduction in the level of bona fide services the Participant provides to the Company and all Affiliates to an amount that is less than 50% of the average level of bona fide services the Participant provided to the Company and all Affiliates in the immediately preceding 36 months, with the level of bona fide service calculated in accordance with Treasury Regulation Section 1.409A-1(h)(1)(ii).

Solely for purposes of determining whether a Participant has a “Separation from Service,” a Participant’s employment relationship is treated as continuing while the Participant is on military leave, medical or sick leave, or other bona fide leave of absence (if the period of such leave does not exceed six months, or if longer, so long as the Participant’s right to reemployment with the Company or an Affiliate is provided either by statute or contract). If the Participant’s period of leave exceeds six months and the Participant’s right to reemployment is not provided either by statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the expiration of such six-month period. Whether a Termination of Employment has occurred will be determined based on all of the facts and circumstances and in accordance with regulations issued by the United States Treasury Department pursuant to Section 409A of the Code.

In the case of a non-employee member of the Board, Separation from Service means that such member has ceased to be a member of the Board. Whether an independent contractor Consultant has incurred a Separation from Service will be determined in accordance with Treasury Regulation Section 1.409A-1(h).

(kk)

“Specified Employee” means an employee who, as of the date of his or her Separation from Service, is (i) an officer of the Company or any Affiliate having an annual compensation greater than $185,000, (ii) a five-percent owner of the Company or any Affiliate, or (iii) a one-percent owner of the Company or any Affiliate having an annual compensation from the Company and all of its Affiliates of more than $150,000. The dollar limitations set forth above shall be adjusted to reflect cost of living increases in accordance with Section 416(i)(1)(A) of the Code. An employee will be treated as a Specified Employee for a particular calendar year if the employee meets any of the above requirements (applied in accordance with regulations issued pursuant to Section 416 of the Code and disregarding Section 416(i)(5)) at any time during the 12-month period ending on December 31 of the prior calendar year. Whether an employee is a Specified Employee will be determined exclusively in accordance with regulations issued pursuant to Section 409A of the Code and the minutes of the October 17, 2007 meeting of the Board, as such minutes may be amended, replaced or superseded from time to time.

(ll)

“Stock” means the common stock of the Company or any security that may be substituted for Stock or into which Stock may be changed pursuant to Article 4.

(mm)

“Stock Appreciation Right” or “SAR” means a right granted to a Participant pursuant to Article 12.

(nn)

“Stock Grant Award” means the grant of Stock to a Participant pursuant to Section 8.1.

(oo)

“Stock Unit” means a right granted to a Participant pursuant to Section 8.2.

2023 Proxy Statement | 163

Back to Contents

(pp)

“Termination of Employment” or “Termination of Service” means the cessation of performance of services for the Company. For this purpose, transfer of a Participant among the Company and any Affiliate, or transfer from a position as a member of the Board to Employee, shall not be considered a Termination of Service or a Termination of Employment with the Company. In the context of an Award that is subject to the requirements of Section 409A of the Code, the terms “Termination of Service” and “Termination of Employment” mean a Separation from Service.

2023 Proxy Statement | 164

Back to Contents

Appendix B: Rules of Conduct for the Pinnacle West Capital Corporation Annual Meeting of Shareholders

We welcome you to the 2023 Annual Meeting of Shareholders of Pinnacle West Capital Corporation (the “Company”). In fairness to all of our shareholders participating in the meeting, and in the interest of having an informative, orderly and constructive meeting within a reasonable period of time, we have adopted the following Rules of Conduct:

•

The business of the meeting will follow the order set forth in the Agenda, subject to the Chairman’s discretion.

•

Only shareholders of record on March 10, 2023, or their proxy holders, may participate in the meeting, vote or submit a question for the question and answer session.

•

Shareholders presenting shareholder proposals or their designated representative may speak during the business session when called upon by the Chairman and only to present the proposal. The shareholder or representative will have up to two minutes to present his or her proposal. The Chairman reserves the right to mute or disconnect the shareholder or representative if either of these rules are not complied with by the shareholder or the representative.

•

The Company will consider questions that are submitted prior to the adjournment of the formal portion of the meeting and that are submitted online in the designated field on the web portal; submissions must include the submitting shareholder’s name and number of shares the shareholder owns or controls together with the question in the question field.

•

If multiple questions are submitted by a single shareholder, the Company will consider only one question per shareholder until all shareholders have had the opportunity to have a single question considered and only if time permits; the order in which questions are considered will be at the discretion of the Chairman.

•

Shareholder questions must be of general interest to all shareholders. This meeting is not to be used as a forum to present economic, political, social or other views. The questions of all shareholders are welcome; however, the purpose of the meeting will be observed and the Company will not respond to questions that: (a) are not written in the form of a question; (b) are irrelevant to the business of the Company or the conduct of its operations; (c) are related to pending or threatened litigation or legal issues; (d) contain references that are offensive, derogatory or otherwise not in good taste; (e) are unduly prolonged; (f) are substantially repetitious of questions submitted by other shareholders; (g) are discussions related to personal issues; or (h) do not comply with these Rules of Conduct. The Chairman has discretion as to whether or not a question will be answered. The determination by the Chairman as to whether a question will be answered or complies with these Rules of Conduct will be binding.

•

Questions from multiple shareholders on the same topic or that are otherwise related may be grouped, summarized, and answered together.

•

In the event we are not able to answer all the questions that are asked during the meeting, those questions, and our response, will be posted on our website shortly after the meeting as long as they comply with the Rules of Conduct.

•

The recording of the Annual Meeting in any manner is strictly prohibited without the express written permission of the Company.

•

The Chairman shall have all authority necessary to preside over the meeting and may make any and all determinations with respect to the conduct of the meeting and procedures to be followed during the meeting.

•

In the event of any disorder or meeting disruption, the Chairman may immediately adjourn the meeting or take such other action as the Chairman deems necessary.

2023 Proxy Statement | 165

Back to Contents

The APS Promise

Our Vision
Create a sustainable energy future for Arizona.

Our Principles

Design For Tomorrow	Empower Each Other	Succeed Together
See the way forward	Embrace diverse perspectives	Create clarity
Innovate with courage	Challenge respectfully	Anchor in safety
Value learning	Unite as one team	Deliver for the community

aps
MyFlex

Back to Contents

Back to Contents

PINNACLE WEST CAPITAL CORPORATION
ATTN: SHAREHOLDER SERVICES
400 NORTH FIFTH STREET, STA 8602
PHOENIX, AZ 85004

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on May 16, 2023 for shares held directly and 11:59 P.M. Eastern Daylight Time on May 14, 2023 for shares held in a plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/PNW**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on May 16, 2023 for shares held directly and 11:59 P.M. Eastern Daylight Time on May 14, 2023 for shares held in a plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D95496-P86088-Z84282 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

PINNACLE WEST CAPITAL CORPORATION

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect eleven directors to serve until the 2024 Annual Meeting of Shareholders.	☐	☐	☐

Nominees:

01) Glynis A. Bryan
02) Gonzalo A. de la Melena, Jr.
03) Richard P. Fox
04) Jeffrey B. Guldner
05) Kathryn L. Munro
06) Bruce J. Nordstrom
07) Paula J. Sims
08) William H. Spence
09) Kristine L. Svinicki
10) James E. Trevathan, Jr.
11) David P. Wagener

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR proposal 2:

	For	Against	Abstain
2. To hold an advisory vote to approve executive compensation.	☐	☐	☐

The Board of Directors recommends you vote FOR 1 Year on proposal 3:

	1 Year	2 Years	3 Years	Abstain
3. To hold an advisory vote on the frequency of our shareholders advisory votes on executive compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 4:

The Board of Directors recommends you vote FOR proposal 5:

The Board of Directors recommends you vote AGAINST proposal 6:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Back to Contents

Dear Shareholders,

The 2023 Annual Meeting of Shareholders of Pinnacle West Capital Corporation will be held on May 17, 2023, at 1:30 p.m., Eastern Daylight Time. Shareholders may participate in the Annual Meeting by logging into the following website www.virtualshareholdermeeting.com/PNW. At the meeting, shareholders will be asked to: (i) elect eleven (11) directors to serve on the Board until the 2024 Annual Meeting of Shareholders; (ii) hold an advisory vote to approve executive compensation; (iii) hold an advisory vote on the frequency of our shareholders advisory votes on executive compensation; (iv) approve the first amendment to the Pinnacle West Capital Corporation 2021 Long-Term Incentive Plan; (v) ratify the appointment of our independent accountant for the year ending December 31, 2023; (vi) vote on a shareholder proposal requesting adoption of a policy separating the chairman and CEO roles and requiring an independent Board Chairman whenever possible, if properly presented at the 2023 Annual Meeting of Shareholders.

Your vote is important and you may vote this proxy in one of three ways - by Internet, by telephone, or by mail. The reverse side of this letter provides voting information for all three methods.

Diane Wood
Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Form 10-K Wrap are available at www.proxyvote.com.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

D95497-P86088-Z84282

PROXY — Pinnacle West Capital Corporation

Notice of the 2023 Annual Meeting of Shareholders

Proxy Solicited on behalf of the Board of Directors for the Annual Meeting on May 17, 2023

The undersigned hereby appoints Jeffrey B. Guldner and Robert E. Smith, individually and together, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Pinnacle West Capital Corporation (the "Company") to be held on May 17, 2023 at one-thirty p.m. (1:30 p.m.), Eastern Daylight Time, and at any adjournment or postponement thereof, and to vote as specified in this proxy all the shares of stock of the Company which the undersigned would be entitled to vote if personally present. The proxies of the undersigned may vote according to their discretion on any other matter that may properly come before the meeting.

If the undersigned has voting rights with respect to shares of Company common stock under the Pinnacle West Capital Corporation Savings Plan (the "Plan"), then the undersigned hereby directs the trustee of the Plan to vote the shares equal to the number of share equivalents allocated to the undersigned's account under the Plan on all matters properly coming before the Annual Meeting, and at any adjournment or postponement thereof, in accordance with the instructions given herein. Shares under the Plan for which instructions are not received by 11:59 p.m., Eastern Daylight Time, on May 14, 2023, will be voted by the trustee in accordance with the plan and trust documents. This proxy will be considered to be confidential voting instructions to the Plan trustee and to any entity acting as tabulating agent for the Plan trustee.

ALL SHARES OF COMMON STOCK REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THOSE SHARES WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2, 4 AND 5, FOR "1 YEAR" ON PROPOSAL 3, AND AGAINST PROPOSAL 6.

In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Address changes and comments can be sent to Pinnacle West's Shareholder Services Department: shareholderdept@pinnaclewest.com

(Items to be voted appear on reverse side.)